UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22245
First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)
Registrant's telephone number, including area code:
(630) 765-8000
Date of fiscal year end:
October 31
Date of reporting period:
October 31, 2025
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
The information presented in this Form N-CSR relates solely to the fund(s) for which a report is included in Item 1 below, each a series of the Registrant.
Item 1. Reports to Shareholders.
(a) Following is a copy of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust Preferred Securities
and Income ETF
FPE | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust Preferred Securities and Income ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FPE. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Preferred Securities and Income ETF	$89	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 8.46% for the 12 months ended October 31, 2025. The Fund outperformed its benchmark, a blended benchmark consisting of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index, and the ICE BofA US High Yield Institutional Capital Securities Index, which returned 6.67% for the same Period.
This outperformance was primarily driven by security selection within $25 par fixed rate securities and Swiss banks. Long duration (10+ years) $25 pars underperformed significantly during the Period. The Fund benefited from better security selection and an underweight allocation to these securities. The Fund’s holdings in Credit Suisse Group AG legal claims was the main catalyst for its outperformance within Swiss banks, as the claims repriced higher following a positive development in the Swiss court. Other factors that contributed to the Fund’s outperformance during the Period were as follows:
  Overweight allocation to Canadian banks and agriculture
  Security selection within global banks including U.S. Global Systematically Important Banks, European banks and high quality Emerging Market banks
  Security selection in insurance, utilities and real estate investment trusts

The Fund also had a few factors that modestly detracted from relative performance compared to the benchmark, including the following:
  Underweight allocation to Emerging Market banks and energy
  Security selection within consumer finance
  Overweight allocation to investment companies
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Preferred Securities and Income ETF	8.46%	4.62%	5.34%
ICE BofA US Investment Grade Institutional Capital Securities Index	8.28%	4.45%	5.35%
Blended Benchmark(1)	6.67%	3.25%	4.90%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.90%
(1)
The Blended Benchmark consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index.

Visit www.ftportfolios.com/etf/FPE for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$6,291,376,321
Total number of portfolio holdings	253
Total advisory fee paid	$49,010,671
Portfolio turnover rate	42%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Bank of America Corp., 6.63%	2.6%
Wells Fargo & Co., Series L, 7.50%	2.2%
Barclays PLC, 8.00%	1.7%
JPMorgan Chase & Co., Series NN, 6.88%	1.6%
NextEra Energy Capital Holdings, Inc., Series U, 6.50%, 06/01/85	1.4%
Credit Agricole S.A., 7.13%	1.2%
Goldman Sachs Group (The), Inc., Series X, 7.50%	1.2%
Xcel Energy, Inc., 6.25%, 10/15/85	1.2%
Global Atlantic Fin Co., 4.70%, 10/15/51	1.2%
Lloyds Banking Group PLC, 8.00%	1.2%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FPE to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Preferred Securities and Income ETF (FPE)

First Trust Institutional
Preferred Securities and Income ETF
FPEI | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust Institutional Preferred Securities and Income ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FPEI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Institutional Preferred Securities and Income ETF	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.54% for the 12 months ended October 31, 2025. The Fund outperformed its benchmark, a blended benchmark consisting of a 45/40/15 blend of the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index, which returned 9.21% for the same Period.
This outperformance was primarily driven by security selection within Swiss banks. The Fund’s holdings in Credit Suisse Group AG legal claims was the main catalyst for its outperformance within Swiss banks, as the claims repriced higher following a positive development in the Swiss court. Other factors that contributed to the Fund’s outperformance were as follows:
  Better security selection in short duration (less than 3 years) and longer duration (5+ year) securities
  Security selection within European banks, insurance, utilities, telecom, custody banks, Canadian pipelines and Emerging Market banks
  Overweight allocation to agriculture and underweight allocation to insurance

Although the Fund outperformed during the Period, there were a few factors that modestly detracted from relative performance compared to the benchmark:
  Underweight allocation to European banks and Emerging Market banks
  Overweight allocation to utilities, US Global Systematically Important Banks, U.S. pipelines and cash
  Security selection within consumer finance
FUND PERFORMANCE (August 22, 2017 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	Since Inception (8/22/17)
First Trust Institutional Preferred Securities and Income ETF	9.54%	5.52%	5.03%
Blended Benchmark(1)	9.21%	4.18%	4.76%
ICE BofA US Investment Grade Institutional Capital Securities Index	8.28%	4.45%	4.92%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.69%
(1)
The Blended Benchmark consists of a 45/40/15 blend of the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index.

Visit www.ftportfolios.com/etf/FPEI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$1,788,550,918
Total number of portfolio holdings	171
Total advisory fee paid	$13,544,511
Portfolio turnover rate	38%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Bank of America Corp., 6.63%	3.3%
Credit Agricole S.A., 7.13%	2.0%
Enbridge, Inc., 8.50%, 01/15/84	1.9%
Toronto-Dominion Bank (The), 8.13%, 10/31/82	1.9%
Global Atlantic Fin Co., 4.70%, 10/15/51	1.8%
Charles Schwab (The) Corp., Series H, 4.00%	1.6%
Bank of Montreal, 7.70%, 05/26/84	1.6%
Lloyds Banking Group PLC, 8.00%	1.5%
EUSHI Finance, Inc., 6.25%, 04/01/56	1.5%
Banco Bilbao Vizcaya Argentaria S.A., 7.75%	1.5%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FPEI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Institutional Preferred Securities and Income ETF (FPEI)

First Trust Managed Municipal ETF
FMB | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust Managed Municipal ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FMB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Managed Municipal ETF	$67	0.66%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.65%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 3.55% for the 12 months ended October 31, 2025. The Fund underperformed its benchmark, the Bloomberg Revenue 10 Year (8-12) Index, which returned 5.73% for the same Period.
The key factors which impacted the Fund’s performance relative to the benchmark for the Period included:
  Credit Rating: The Fund’s underweight selection of bonds rated AA, and overweight selection of bonds rated A were the primary negative contributors to the Fund’s underperformance relative to the benchmark. The Fund’s overweight selection of BBB rated bonds and the overweight allocation to NR rated bonds and cash were secondary detractors to the Fund’s performance relative to the benchmark
  Interest Rate Hedge: The use of U.S. Treasury futures to hedge interest rate risk had relatively no impact on the Fund's performance.
  Yield Curve Positioning/Duration: Relative to the benchmark, the overweight allocation to bonds with a stated maturity of 18+ years was the primary factor contributing to the Fund’s underperformance. The overweight allocation to bonds in the 16-18 years maturity, the overweight selection in 6-8 years maturity and the overweight allocation in 14-16 years maturity were the secondary detractors to the Fund’s performance. Examining effective durations, the Fund’s selection of bonds with durations of 7-10 years was the primary contributor to the Fund’s underperformance. The selection of bonds 10+ years, the allocation and selection of bonds in 0-1 years and in 3-5 years were secondary sources of underperformance relative to the benchmark.
  Sector/Industry: During the Period, the selection in Health Care and Industrial Development bonds were the primary sources of the Fund’s underperformance. The selection in Transportation and Education bonds were the secondary detractors to the Fund’s performance.
  U.S. Treasury Rate Trends: During the Period, 10-year U.S. Treasury yields decreased by approximately 20 basis points (“bps”) while 30-year yields increased by 17 bps, respectively, to 4.08% and 4.65%, respectively.
  New Issue Supply: During the Period, primary market supply increased approximately 7.3% to $551.6 billion compared with $514.3 billion a year ago (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: For the Period, according to Managed Municipal Data, AAA yield curve data, 10-Year municipal yields decreased 28 bps while 30-Year yields increased by 28 bps, to 2.73% and 4.15%, respectively.
  Municipal Credit Spreads: During the Period, credits spreads widened for A, BBB, and high yield municipals by approximately 1 bp, 21 bps, and 29 bps, respectively.
  Industry Fund Flows: During the Period, according to data collected by LSEG Global Fund Flows, fund flows totaled approximately $24.2 billion.
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Managed Municipal ETF	3.55%	1.20%	2.66%
Bloomberg Revenue 10 Year (8-12) Index	5.73%	1.46%	2.65%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%
Visit www.ftportfolios.com/etf/FMB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$1,917,327,971
Total number of portfolio holdings	1,237
Total advisory fee paid	$12,667,072
Portfolio turnover rate	32%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Hospital	13.3%
Airport	10.3%
Insured	9.0%
Gas	8.7%
Government Obligation Bond - Unlimited Tax	8.5%
Certificates of Participation	5.6%
Dedicated Tax	5.6%
Utility	5.1%
Special Assessment	4.7%
All Other	29.2%
Credit Quality (1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FMB or upon request at 1-800-621-1675 or info@ftportfolios.com.
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.26%, resulting in an annual unitary management fee after the waiver of 0.39%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FMB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Managed Municipal ETF (FMB)

First Trust Long/Short Equity ETF
FTLS | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust Long/Short Equity ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FTLS. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Long/Short Equity ETF	$147	1.38%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 1.37%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.70% for the 12 months ended October 31, 2025. The Fund underperformed its benchmark, the S&P 500® Index, which returned 21.45% for the same Period.
The underperformance was the result of the Fund’s short equity positions which detracted from performance during the Period.
The overall economic backdrop during the Period was one of economic growth and solid corporate earnings.  During the Period, broad based economic indicators highlighting these trends were:
  Average Annualized Gross Domestic Product (“GDP”) growth in the prior three calendar quarters (fourth quarter 2024 through second quarter 2025) was 1.7% with the current median estimate for the third quarter 2025 GDP being 2.8%.
  Reported earnings per share for the benchmark rose from $51.99 at the end of the third quarter of 2024 to $58.96 at the end of the second quarter of 2025, an increase of 13.4% over that 9-month period. Through November 6, 2025, 91% of the benchmark's members had reported third quarter 2025 actual earnings, and of these companies, 82% reported actual Earnings Per Share above estimates.

U.S. equities had strong returns during the Period, with a pullback in March/April 2025 being followed by a rally in the last six months of the Period. For the Period, the benchmark was up 21.45% and the technology heavy Nasdaq-100 Index® was up 30.95%. Smaller capitalization stocks also were positive, although they lagged the larger indices, up “only” 14.40%, as measured by the Russell 2000® Index. Helping boost equities during the Period was the increasing confidence of the market that the Federal Reserve (the "Fed") would lower its short-term benchmark rate, the Federal Funds target rate, in the second half of 2025. And indeed, the Fed did lower rates by 0.25% in each of September and October 2025.
The Fund benefitted from the economic backdrop as its long equity holdings were positive, although not quite to the same levels as the benchmark over the timeframe. This was due both to sector effects as well as stock selection. On average, the Fund’s long equity portfolio was underweight technology and utility stocks during the Period. Offsetting those sector weights were an overweight in each of health care and consumer discretionary stocks. Sector weighting during the Period was a negative contributor to relative return in the long portfolio as the Information Technology sector, an underweight, was the best performing sector within the benchmark. The Health Care sector, an overweight, was the worst performing sector within the benchmark. Within the long portfolio, the relative performance impact of the stock selection process also was a negative contributor. Individual stock selection (picking outperforming stocks) was strongest within the Health Care and Information Technology sectors. The selection impact was a negative contributor to relative returns in the Consumer Discretionary and Industrials sectors.
The Fund’s investment process of shorting stocks to hedge the portfolio and reduce overall net equity exposure detracted from absolute performance during the Period. The Fund’s short position was, on average, 29.6% of the net asset value during the Period. The short portfolio, in a rising equity market, detracted from absolute returns as the short positions rose in value during the Period. However, on a relative basis, the Fund’s short positions did worse than the benchmark, which helped relative performance (since the Fund benefits from poor performance by short positions.) The single largest sector contribution to this relative outperformance from the short portfolio was the Information Technology sector. The Fund’s short equity positions within the sector rose in value significantly less the benchmark positions. Short equity futures also detracted from the Fund’s total returns during the Period.
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Long/Short Equity ETF	12.70%	12.23%	9.01%
S&P 500® Index	21.45%	17.64%	14.64%
Visit www.ftportfolios.com/etf/FTLS for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$2,097,443,077
Total number of portfolio holdings	335
Total advisory fee paid	$18,138,035
Portfolio turnover rate	245%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Common Stocks	98.8%
Money Market Funds	0.8%
Common Stocks Sold Short	(26.4%)
Net Other Assets and Liabilities(1)	26.8%
Total	100.0%
Sector Allocation
(1) Includes variation margin on futures contracts
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FTLS to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Long/Short Equity ETF (FTLS)

First Trust Emerging Markets
Local Currency Bond ETF
FEMB | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FEMB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Emerging Markets Local Currency Bond ETF	$92	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.72% for the 12 months ended October 31, 2025. The Fund outperformed its benchmarks, the JP Morgan GBI-EM Global Diversified Index, which returned 13.06% and the Bloomberg Emerging Markets Local Currency Government-10% Country Capped Index, which returned 11.96%.
This outperformance was primarily driven by the overweight exposure to Colombia, supported by strong performance from both its domestic bonds and its currency. Additional positive contributions came from overweight positions in Brazil, South Africa, and Hungary. These gains were partially offset by underweight allocations to Mexico and China, both significant components of the JP Morgan GBI-EM Global Diversified Index.

The JP Morgan GBI-EM Global Diversified Index performance was largely driven by the performance of the local currency bonds as yields fell over the Period. The JP Morgan GBI-EM Global Diversified Index's local bond component returned 9.62% while strengthening emerging market ("EM") currencies versus the U.S. Dollar which returned 3.14% during the Period. This index’s yield fell 47 basis points (“bps”) to 5.91%, compared to a 47 bps decline in the U.S. 5-Year Treasury yield, which ended the Period at 3.69%.

During the Period, the Fund’s currency management through derivatives also contributed positively, reflecting the strength of EM currencies over the Period. Long currency forward positions in the Colombian Peso, Brazilian Real, Mexican Peso and Turkish Lira contributed positively to performance while currency hedge positions in the Israeli Shekel and Romanian Leu detracted from performance. The long currency forward exposure to Chile, South Korea and China detracted from returns.

All the major EM regions delivered positive returns during the Period. Latin America and the Middle East and Africa led performance, followed by Emerging Europe. The Asian region, despite providing positive returns, lagged the other regions and the overall return of the JP Morgan GBI-EM Global Diversified Index over the Period.

During the Period, EM assets generally benefited from monetary policy easing across several EM central banks, which supported local currency bond returns as yields declined. Moderating inflation in many of these economies kept real (inflation-adjusted) yields relatively attractive helping to support the domestic currencies in these markets. Although U.S. policy rates remained elevated for most of the Period, EM yields continued to offer a compelling relative advantage and are expected to further benefit from the Federal Reserve's renewed easing cycle into the end of 2025.
Looking ahead, we believe EM local currency bonds continue to offer compelling value, with many countries providing positive real yields above those available in the U.S. The combination of higher carry and undervalued currencies presents attractive opportunities, which the Fund seeks to capitalize on through active management to deliver superior risk-adjusted returns over time.
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Emerging Markets Local Currency Bond ETF	13.72%	2.55%	2.44%
Bloomberg Emerging Markets Local Currency Government - 10% Country Capped Index	11.96%	2.08%	3.23%
JP Morgan GBI-EM Global Diversified Index	13.06%	2.33%	3.13%
Visit www.ftportfolios.com/etf/FEMB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$264,787,299
Total number of portfolio holdings	76
Total advisory fee paid	$1,575,458
Portfolio turnover rate	46%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Malaysia Government Bond, 2.63%, 04/15/31	5.1%
Republic of South Africa Government Bond, 8.25%, 03/31/32	4.8%
Indonesia Treasury Bond, 9.00%, 03/15/29	4.2%
Bonos de la Tesoreria de la Republica en pesos, 4.70%, 09/01/30	3.5%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/29	3.3%
Indonesia Treasury Bond, 7.00%, 09/15/30	3.3%
Colombian TES, Series B, 7.25%, 10/18/34	3.1%
Indonesia Treasury Bond, 8.25%, 05/15/36	3.0%
Colombian TES, Series B, 7.00%, 06/30/32	2.9%
India Government Bond, 6.10%, 07/12/31	2.9%
Credit Quality (1)

(1) The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FEMB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

First Trust RiverFront
Dynamic Developed International ETF
RFDI | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust RiverFront Dynamic Developed International ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/RFDI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust RiverFront Dynamic Developed International ETF	$95	0.84%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.83%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 25.83% for the 12 months ended October 31, 2025. The Fund outperformed its benchmark, the MSCI EAFE Index, which returned 23.03% for the same Period.
This outperformance was driven primarily by the security selection.
Top contributors to performance during the Period:
  Security selection in Financials
  Security selection in Health Care
  Security selection in Technology

Top detractors to performance during the Period:
  Security selection in Industrials
  Security selection in Telecommunications
  Underweight to Industrials

While the Fund can utilize currency hedging, no hedging was utilized during the Period.
FUND PERFORMANCE (April 13, 2016 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	Since Inception (4/13/16)
First Trust RiverFront Dynamic Developed International ETF	25.83%	11.32%	7.72%
MSCI EAFE Index	23.03%	12.33%	8.41%
Visit www.ftportfolios.com/etf/RFDI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$133,138,882
Total number of portfolio holdings	148
Total advisory fee paid	$968,395
Portfolio turnover rate	3%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Advantest Corp.	3.1%
HSBC Holdings PLC	2.7%
Shell PLC	2.1%
Novartis AG	1.9%
Barclays PLC	1.7%
UBS Group AG	1.7%
ASML Holding N.V.	1.7%
Banco Bilbao Vizcaya Argentaria S.A.	1.6%
Allianz SE	1.6%
ABB Ltd.	1.5%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/RFDI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust RiverFront Dynamic Developed International ETF (RFDI)

First Trust RiverFront Dynamic Europe ETF
RFEU | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust RiverFront Dynamic Europe ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/RFEU. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust RiverFront Dynamic Europe ETF	$92	0.84%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.83%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 20.22% for the 12 months ended October 31, 2025. The Fund underperformed its benchmark, the MSCI Europe Index, which returned 23.19% for the same Period.
This underperformance was primarily driven by security selection, though asset allocation also was a detractor to performance.
Top contributors to performance during the Period:
  Security selection in Health Care
  Underweight to Denmark
  Security selection in Denmark

Top detractors to performance during the Period:
  Security selection in Industrials
  Security selection in France
  Security selection in the United Kingdom

While the Fund can utilize currency hedging, no hedging was utilized during the Period.
FUND PERFORMANCE (April 13, 2016 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	Since Inception (4/13/16)
First Trust RiverFront Dynamic Europe ETF	20.22%	9.33%	7.17%
MSCI Europe Index	23.19%	13.66%	8.51%
Visit www.ftportfolios.com/etf/RFEU for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$7,245,414
Total number of portfolio holdings	88
Total advisory fee paid	$54,839
Portfolio turnover rate	3%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
ASML Holding N.V.	4.8%
Nokia Oyj	3.3%
Novartis AG	2.9%
Nestle S.A.	2.8%
Banco Bilbao Vizcaya Argentaria S.A.	2.6%
Roche Holding AG	2.5%
Allianz SE	2.4%
3i Group PLC	2.2%
LVMH Moet Hennessy Louis Vuitton SE	2.1%
Unilever PLC	2.1%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/RFEU or upon request at 1-800-621-1675 or info@ftportfolios.com.
On December 8, 2025, the Board of Trustees approved the liquidation of the First Trust RiverFront Dynamic Europe ETF, with the Fund scheduled to cease accepting creation and redemption orders on January 9, 2026 and liquidate on or about January 16, 2026.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/RFEU to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust RiverFront Dynamic Europe ETF (RFEU)

First Trust RiverFront
Dynamic Emerging Markets ETF
RFEM | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust RiverFront Dynamic Emerging Markets ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/RFEM. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust RiverFront Dynamic Emerging Markets ETF	$108	0.96%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.95%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 24.73% for the 12 months ended October 31, 2025. The Fund underperformed its benchmark, the MSCI Emerging Markets Index, which returned 27.91% for the same Period.
This underperformance was primarily driven by security selection.
Top contributors to performance during the Period:
  Security selection in Thailand
  Security selection in Energy
  Security selection in Consumer Discretionary

Top detractors to performance during the Period:
  Security selection in South Korea
  Security selection in Technology
  Underweight to South Korea

Additionally, the portfolio management team used their fundamental overlay to underweight China relative to the benchmark. This fundamental underweight was a detractor to portfolio performance during the Period.
The portfolio partially hedged its Taiwan Dollar exposure during the Period. This hedging was additive to portfolio performance during the Period.
FUND PERFORMANCE (June 14, 2016 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	Since Inception (6/14/16)
First Trust RiverFront Dynamic Emerging Markets ETF	24.73%	9.01%	8.59%
MSCI Emerging Markets Index	27.91%	7.46%	8.71%
Visit www.ftportfolios.com/etf/RFEM for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$50,820,613
Total number of portfolio holdings	106
Total advisory fee paid	$318,799
Portfolio turnover rate	4%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co., Ltd.	13.2%
Tencent Holdings Ltd.	5.4%
iShares MSCI China ETF	4.5%
Alibaba Group Holding Ltd.	3.2%
Industrial & Commercial Bank of China Ltd., Class H	2.2%
MediaTek, Inc.	2.0%
Kasikornbank PCL, NVDR	1.8%
Kasikornbank PCL	1.8%
International Container Terminal Services, Inc.	1.7%
ICICI Bank Ltd.	1.6%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/RFEM to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Exchange-Traded Fund III (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas J. Driscoll, Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $249,000 for the fiscal year ended 2024 and $213,000 for the fiscal year ended 2025.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $144,126 for the fiscal year ended 2024 and $126,276 for the fiscal year ended 2025.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2024 were $144,126 for the Registrant, $28,080 for the Registrant’s investment advisor, $32,400 for the Registrant’s distributor and $8,640 for Stonebridge Advisors LLC (“Stonebridge”), which is under common control with the registrant’s investment advisor and serves as the registrant’s investment sub-advisor for the First Trust Preferred Securities and Income ETF and the First Trust Institutional Preferred Securities and Income ETF; and for the fiscal year ended 2025 were $126,276 for the Registrant, $28,620 for the Registrant’s investment advisor, $32,940 for the Registrant’s distributor and $9,180 for Stonebridge.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable to the Registrant.

(j) Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Following is a copy of the annual financial statement(s) required, and for the periods specified, by Regulation S-X.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2025

First Trust Exchange-Traded Fund III

First Trust Preferred Securities and Income ETF (FPE)
First Trust Institutional Preferred Securities and Income ETF (FPEI)

First Trust Exchange-Traded Fund III
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments
October 31, 2025

Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES — 24.8%
	Automobiles — 0.5%
295,688	Ford Motor Co.	6.20%	06/01/59	$6,617,497
557,409	Ford Motor Co.	6.00%	12/01/59	12,296,443
462,967	Ford Motor Co.	6.50%	08/15/62	10,958,429
				29,872,369
	Banks — 1.0%
1,058,690	Bank of America Corp., Series KK	5.38%	(a)	24,244,001
15,584	Bank of America Corp., Series NN	4.38%	(a)	286,278
16,247	Bank of America Corp., Series SS	4.75%	(a)	328,352
11,508	JPMorgan Chase & Co., Series DD	5.75%	(a)	290,462
8,422	JPMorgan Chase & Co., Series GG	4.75%	(a)	177,367
249,531	JPMorgan Chase & Co., Series LL	4.63%	(a)	5,085,442
301,547	Pinnacle Financial Partners, Inc., Series B	6.75%	(a)	7,605,015
11,621	Truist Financial Corp., Series R	4.75%	(a)	232,188
115,824	US Bancorp, Series K	5.50%	(a)	2,728,813
194,137	Wells Fargo & Co., Series Z	4.75%	(a)	3,861,385
613,334	Wintrust Financial Corp., Series F (b)	7.88%	(a)	16,100,018
				60,939,321
	Capital Markets — 4.1%
225,115	Affiliated Managers Group, Inc.	5.88%	03/30/59	4,844,475
197,154	Affiliated Managers Group, Inc.	4.75%	09/30/60	3,454,138
857,989	Affiliated Managers Group, Inc.	4.20%	09/30/61	13,762,144
1,168,325	Affiliated Managers Group, Inc.	6.75%	03/30/64	28,530,497
1,378,098	Bank of New York Mellon (The) Corp., Series K (b)	6.15%	(a)	35,499,805
642,993	Brookfield Oaktree Holdings LLC, Series A	6.63%	(a)	14,017,247
1,012,271	Brookfield Oaktree Holdings LLC, Series B	6.55%	(a)	21,733,458
1,824,667	Carlyle Finance LLC	4.63%	05/15/61	32,296,606
244,662	DigitalBridge Group, Inc., Series H	7.13%	(a)	5,245,553
1,098,071	DigitalBridge Group, Inc., Series I	7.15%	(a)	23,498,719
643,653	DigitalBridge Group, Inc., Series J	7.13%	(a)	13,542,459
988,428	KKR Group Finance Co. IX LLC	4.63%	04/01/61	17,841,125
10,166	Morgan Stanley, Series I	6.38%	(a)	255,675
144,127	Morgan Stanley, Series K	5.85%	(a)	3,515,258
15,893	Morgan Stanley, Series P	6.50%	(a)	407,020
404,039	Morgan Stanley, Series Q	6.63%	(a)	10,569,660
68,978	State Street Corp., Series G	5.35%	(a)	1,579,596
1,162,155	TPG Operating Group II, L.P.	6.95%	03/15/64	29,890,627
				260,484,062
	Diversified REITs — 0.2%
493,052	Global Net Lease, Inc., Series A	7.25%	(a)	11,364,849
	Diversified Telecommunication Services — 0.4%
590,642	AT&T, Inc.	5.35%	11/01/66	13,454,825
14,913	AT&T, Inc., Series A	5.00%	(a)	307,804
567,846	AT&T, Inc., Series C	4.75%	(a)	11,101,389
				24,864,018
	Electric Utilities — 3.6%
3,351,615	NextEra Energy Capital Holdings, Inc., Series U	6.50%	06/01/85	85,767,828
4,185	SCE Trust VI	5.00%	(a)	68,508
1,069,004	SCE Trust VII, Series M	7.50%	(a)	24,982,623
463,036	SCE Trust VIII, Series N	6.95%	(a)	10,186,792
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Electric Utilities (Continued)
50,423	Southern (The) Co.	5.25%	12/01/77	$1,141,577
778,002	Southern (The) Co.	6.50%	03/15/85	20,080,232
371,143	Southern (The) Co., Series 2020	4.95%	01/30/80	7,701,217
3,069,844	Xcel Energy, Inc.	6.25%	10/15/85	76,746,100
				226,674,877
	Financial Services — 1.5%
947	Apollo Global Management, Inc. (b)	7.63%	09/15/53	24,811
2,456,728	Corebridge Financial, Inc.	6.38%	12/15/64	60,926,855
1,308,835	Equitable Holdings, Inc., Series A	5.25%	(a)	27,577,154
120,470	Jackson Financial, Inc. (b)	8.00%	(a)	3,168,361
213,657	Voya Financial, Inc., Series B (b)	5.35%	(a)	5,211,094
				96,908,275
	Food Products — 0.1%
33,693	CHS, Inc., Series 2	7.10%	(a)	847,716
238,957	CHS, Inc., Series 3	6.75%	(a)	5,954,808
				6,802,524
	Independent Power and Renewable Electricity Producers — 0.4%
891,011	Brookfield BRP Holdings Canada, Inc.	4.63%	(a)	13,730,479
638,546	Brookfield Renewable Partners, L.P., Series 17	5.25%	(a)	11,532,141
				25,262,620
	Insurance — 7.5%
2,850,550	AEGON Funding Co., LLC	5.10%	12/15/49	57,353,066
1,919	Allstate (The) Corp., Series H	5.10%	(a)	41,815
985,796	American National Group, Inc.	7.38%	(a)	25,088,508
313,006	AmTrust Financial Services, Inc.	7.25%	06/15/55	5,039,397
364,175	AmTrust Financial Services, Inc.	7.50%	09/15/55	5,863,218
32	Arch Capital Group Ltd., Series F	5.45%	(a)	683
331,140	Arch Capital Group Ltd., Series G	4.55%	(a)	5,828,064
456,406	Aspen Insurance Holdings Ltd.	5.63%	(a)	9,675,807
2,024,170	Aspen Insurance Holdings Ltd. (c)	5.63%	(a)	42,790,954
698,173	Assurant, Inc.	5.25%	01/15/61	14,068,186
1,558,904	Athene Holding Ltd. (b)	7.25%	03/30/64	39,362,326
1,203,489	Athene Holding Ltd., Series A (b)	6.35%	(a)	30,027,051
1,273,723	Athene Holding Ltd., Series E (b)	7.75%	(a)	32,696,469
442,291	Axis Capital Holdings Ltd., Series E	5.50%	(a)	9,314,648
786,578	CNO Financial Group, Inc.	5.13%	11/25/60	15,645,036
1,743,202	Enstar Group Ltd., Series D (b)	7.00%	(a)	41,836,848
1,727,292	F&G Annuities & Life, Inc.	7.95%	12/15/53	45,116,867
2,596,804	F&G Annuities & Life, Inc.	7.30%	01/15/65	62,608,944
87,348	Globe Life, Inc.	4.25%	06/15/61	1,470,067
4,142	MetLife, Inc., Series F	4.75%	(a)	85,822
226,438	Phoenix (The) Cos., Inc.	7.45%	01/15/32	4,189,103
14,342	Prudential Financial, Inc.	5.63%	08/15/58	350,088
26,228	Reinsurance Group of America, Inc. (b)	7.13%	10/15/52	671,437
24,984	Reinsurance Group of America, Inc. (b)	5.75%	06/15/56	622,601
85,784	RenaissanceRe Holdings Ltd., Series F	5.75%	(a)	1,984,184
859,247	RenaissanceRe Holdings Ltd., Series G	4.20%	(a)	14,366,610
305,882	W.R. Berkley Corp.	5.10%	12/30/59	6,255,287
				472,353,086
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Mortgage REITs — 0.1%
300,535	AGNC Investment Corp., Series D, 3 Mo. CME Term SOFR + CSA + 4.33% (d)	8.50%	(a)	$7,378,134
5,044	AGNC Investment Corp., Series F, 3 Mo. CME Term SOFR + CSA + 4.70% (d)	8.85%	(a)	125,394
				7,503,528
	Multi-Utilities — 2.4%
553,281	Algonquin Power & Utilities Corp., Series 19-A, 3 Mo. CME Term SOFR + CSA + 4.01% (d)	8.66%	07/01/79	14,169,526
647,959	Brookfield Infrastructure Finance ULC	5.00%	05/24/81	10,950,507
616,426	Brookfield Infrastructure Partners, L.P., Series 13	5.13%	(a)	10,625,027
56,983	Brookfield Infrastructure Partners, L.P., Series 14	5.00%	(a)	955,035
981,724	CMS Energy Corp.	5.88%	10/15/78	23,315,945
388,687	CMS Energy Corp.	5.88%	03/01/79	9,324,601
20,021	DTE Energy Co.	4.38%	12/01/81	361,179
58,406	DTE Energy Co., Series E	5.25%	12/01/77	1,289,021
2,432,378	DTE Energy Co., Series H	6.25%	10/01/85	61,149,983
742,073	Sempra	5.75%	07/01/79	16,845,057
				148,985,881
	Real Estate Management & Development — 0.7%
1,460,655	Brookfield Property Partners, L.P., Series A	5.75%	(a)	20,040,186
1,312,950	Brookfield Property Partners, L.P., Series A2	6.38%	(a)	19,142,811
175,418	Brookfield Property Preferred, L.P.	6.25%	07/26/81	2,676,879
				41,859,876
	Specialized REITs — 0.1%
39,376	Public Storage, Series K	4.75%	(a)	780,432
184,613	Public Storage, Series L	4.63%	(a)	3,548,262
				4,328,694
	Wireless Telecommunication Services — 2.2%
679,409	T-Mobile USA, Inc.	6.25%	09/01/69	16,964,842
3,144,437	T-Mobile USA, Inc.	5.50%	03/01/70	72,982,383
2,217,464	T-Mobile USA, Inc.	5.50%	06/01/70	51,134,720
				141,081,945
	Total $25 Par Preferred Securities			1,559,285,925
	(Cost $1,662,529,138)
$100 PAR PREFERRED SECURITIES — 0.0%
	Food Products — 0.0%
700	Dairy Farmers of America, Inc. (e)	7.88%	(a)	67,200
	(Cost $64,400)
$1,000 PAR PREFERRED SECURITIES — 2.4%
	Banks — 2.4%
14,548	Bank of America Corp., Series L	7.25%	(a)	18,345,028
110,579	Wells Fargo & Co., Series L	7.50%	(a)	136,813,868
	Total $1,000 Par Preferred Securities			155,158,896
	(Cost $163,132,440)

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2025
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES — 71.5%
	Banks — 41.6%
$22,600,000	Banco Bilbao Vizcaya Argentaria S.A. (b) (f)	7.75%	(a)	$24,134,246
25,200,000	Banco Bilbao Vizcaya Argentaria S.A. (b) (f)	9.38%	(a)	28,202,908
11,320,000	Banco de Credito e Inversiones S.A. (b) (e) (f)	8.75%	(a)	12,182,471
5,000,000	Banco de Credito e Inversiones S.A. (b) (f) (g)	8.75%	(a)	5,380,950
22,250,000	Banco Mercantil del Norte S.A. (b) (e) (f)	7.50%	(a)	22,843,296
15,700,000	Banco Mercantil del Norte S.A. (b) (e) (f)	7.63%	(a)	16,225,573
21,630,000	Banco Mercantil del Norte S.A. (b) (e) (f)	8.38%	(a)	23,200,814
25,000,000	Banco Mercantil del Norte S.A. (b) (e) (f)	8.75%	(a)	26,772,350
2,800,000	Banco Santander S.A. (b) (f)	4.75%	(a)	2,761,001
30,500,000	Banco Santander S.A. (b) (f)	8.00%	(a)	33,888,916
21,600,000	Banco Santander S.A. (b) (f)	9.63%	(a)	24,153,293
50,600,000	Banco Santander S.A. (b) (f)	9.63%	(a)	61,742,221
155,649,000	Bank of America Corp. (b)	6.63%	(a)	162,249,296
60,800,000	Bank of Montreal (b)	7.70%	05/26/84	64,524,608
30,189,000	Bank of Montreal (b)	7.30%	11/26/84	32,159,044
17,168,000	Bank of Montreal, Series 6 (b)	6.88%	11/26/85	17,718,850
38,764,000	Bank of Nova Scotia (The) (b)	8.63%	10/27/82	41,113,719
44,149,000	Bank of Nova Scotia (The) (b)	8.00%	01/27/84	47,151,927
37,800,000	Bank of Nova Scotia (The) (b)	7.35%	04/27/85	39,546,020
21,720,000	Bank of Nova Scotia (The) (b)	6.88%	10/27/85	21,933,824
7,205,000	Barclays PLC (b) (f)	4.38%	(a)	6,887,700
17,900,000	Barclays PLC (b) (f)	7.63%	(a)	18,945,629
100,000,000	Barclays PLC (b) (f)	8.00%	(a)	106,782,200
25,750,000	Barclays PLC (b) (f)	9.63%	(a)	29,254,910
11,600,000	BBVA Mexico S.A. (b) (e) (f)	5.88%	09/13/34	11,607,479
12,300,000	BBVA Mexico S.A. (b) (e) (f)	7.63%	02/11/35	13,056,942
31,600,000	BBVA Mexico S.A. (b) (e) (f)	8.45%	06/29/38	34,984,202
59,483,000	BNP Paribas S.A. (b) (e) (f)	4.63%	(a)	53,791,096
9,300,000	BNP Paribas S.A. (b) (e) (f)	7.38%	(a)	9,625,193
36,770,000	BNP Paribas S.A. (b) (e) (f)	7.75%	(a)	38,802,388
28,020,000	BNP Paribas S.A. (b) (e) (f)	8.00%	(a)	29,967,502
56,900,000	BNP Paribas S.A. (b) (e) (f)	8.50%	(a)	60,305,806
8,300,000	BNP Paribas S.A. (b) (e) (f)	9.25%	(a)	8,861,337
15,000,000	Canadian Imperial Bank of Commerce (b)	6.95%	01/28/85	15,342,120
44,100,000	Canadian Imperial Bank of Commerce (b)	7.00%	10/28/85	45,503,042
45,055,000	Citigroup, Inc., Series AA (b)	7.63%	(a)	47,205,700
20,000,000	Citigroup, Inc., Series BB (b)	7.20%	(a)	20,739,600
20,832,000	Citigroup, Inc., Series DD (b)	7.00%	(a)	22,279,720
24,700,000	Citigroup, Inc., Series FF (b)	6.95%	(a)	25,441,272
35,958,000	Citigroup, Inc., Series GG (b)	6.88%	(a)	37,088,663
2,600,000	Citigroup, Inc., Series X (b)	3.88%	(a)	2,586,971
12,500,000	CoBank ACB (b)	7.25%	(a)	12,842,188
7,341,000	CoBank ACB, Series I (b)	6.25%	(a)	7,363,096
34,455,000	CoBank ACB, Series K (b)	6.45%	(a)	34,711,414
36,800,000	Commerzbank AG (b) (f) (g)	7.50%	(a)	38,664,840
45,578,000	Credit Agricole S.A. (b) (e) (f)	6.70%	(a)	46,177,396
75,172,000	Credit Agricole S.A. (b) (e) (f)	7.13%	(a)	77,536,214
6,200,000	Farm Credit Bank of Texas (b)	7.75%	(a)	6,507,464
7,650,000	Farm Credit Bank of Texas, Series 3 (b) (e)	6.20%	(a)	7,679,914
7,460,000	Farm Credit Bank of Texas, Series 6 (b)	7.00%	(a)	7,780,228
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2025
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$11,380,000	HSBC Holdings PLC (b) (f)	6.88%	(a)	$11,784,092
48,450,000	HSBC Holdings PLC (b) (f)	6.95%	(a)	51,151,136
30,900,000	HSBC Holdings PLC (b) (f)	7.05%	(a)	32,178,305
56,700,000	HSBC Holdings PLC (b) (f)	8.00%	(a)	60,179,792
3,250,000	Huntington Bancshares, Inc., Series G (b)	4.45%	(a)	3,200,047
46,354,000	Huntington Bancshares, Inc., Series K (b)	6.25%	(a)	45,981,411
46,750,000	ING Groep N.V. (b) (f)	7.00%	(a)	48,520,937
22,200,000	ING Groep N.V. (b) (f) (g)	7.25%	(a)	23,573,736
285,000	ING Groep N.V. (b) (f) (g)	7.50%	(a)	298,053
38,873,000	ING Groep N.V. (b) (f) (g)	8.00%	(a)	42,140,606
93,350,000	JPMorgan Chase & Co., Series NN (b)	6.88%	(a)	98,483,317
9,300,000	Lloyds Banking Group PLC (b) (f) (h)	6.63%	(a)	9,251,693
68,555,000	Lloyds Banking Group PLC (b) (f)	8.00%	(a)	74,338,823
40,500,000	Mitsubishi UFJ Financial Group, Inc. (b) (f)	6.35%	(a)	41,563,166
6,156,000	NatWest Group PLC (b) (f)	8.13%	(a)	6,938,526
18,700,000	Nordea Bank Abp (b) (e) (f)	6.75%	(a)	19,322,224
14,810,000	PNC Financial Services Group (The), Inc., Series U (b)	6.00%	(a)	14,948,414
19,095,000	PNC Financial Services Group (The), Inc., Series V (b)	6.20%	(a)	19,428,857
41,711,000	PNC Financial Services Group (The), Inc., Series W (b)	6.25%	(a)	42,856,926
23,010,000	Royal Bank of Canada (b)	6.35%	11/24/84	22,748,337
58,100,000	Royal Bank of Canada (b)	6.75%	08/24/85	60,455,897
35,640,000	Royal Bank of Canada (b)	6.50%	11/24/85	35,601,261
33,820,000	Societe Generale S.A. (b) (e) (f)	9.38%	(a)	36,336,918
32,870,000	Societe Generale S.A. (b) (e) (f)	10.00%	(a)	36,496,251
17,420,000	Sumitomo Mitsui Financial Group, Inc. (b) (f)	6.60%	(a)	18,152,424
8,600,000	Swedbank AB (b) (f) (g)	7.75%	(a)	9,247,743
63,430,000	Toronto-Dominion Bank (The) (b)	8.13%	10/31/82	67,076,147
28,200,000	Toronto-Dominion Bank (The) (b)	6.35%	10/31/85	28,550,399
55,303,000	Wells Fargo & Co. (b)	6.85%	(a)	58,160,948
9,321,000	Wells Fargo & Co. (b)	7.63%	(a)	9,962,648
				2,615,136,587
	Capital Markets — 6.9%
40,400,000	Ares Finance Co. III LLC (b) (e)	4.13%	06/30/51	39,745,621
74,169,000	Charles Schwab (The) Corp., Series H (b)	4.00%	(a)	69,635,642
81,425,000	Credit Suisse Group AG, Claim (c) (i) (j) (k)			27,928,775
1,200,000	Credit Suisse Group AG, Claim (c) (i) (j) (k)			411,600
51,775,000	Credit Suisse Group AG, Claim (c) (i) (j) (k)			17,758,825
76,900,000	Credit Suisse Group AG, Claim (c) (i) (j) (k)			26,376,700
27,200,000	Credit Suisse Group AG, Claim (c) (i) (j) (k)			9,329,600
24,800,000	Deutsche Bank AG (b) (f) (g)	8.13%	(a)	26,460,775
15,500,000	Goldman Sachs Group (The), Inc. (b)	6.85%	(a)	16,149,931
375,000	Goldman Sachs Group (The), Inc., Series R (b)	7.56%	(a)	376,762
13,608,000	Goldman Sachs Group (The), Inc., Series W (b)	7.50%	(a)	14,471,945
72,610,000	Goldman Sachs Group (The), Inc., Series X (b)	7.50%	(a)	77,057,145
30,900,000	Goldman Sachs Group (The), Inc., Series Y (b)	6.13%	(a)	31,532,956
31,200,000	Nomura Holdings, Inc. (b) (f)	7.00%	(a)	32,330,251
12,536,000	State Street Corp., Series I (b)	6.70%	(a)	13,080,827
31,000,000	State Street Corp., Series J (b)	6.70%	(a)	32,582,364
				435,229,719
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2025
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Diversified Telecommunication Services — 1.7%
$64,644,000	Bell Canada (b)	7.00%	09/15/55	$67,996,244
12,456,000	TELUS Corp. (b)	6.63%	10/15/55	12,854,287
26,177,000	TELUS Corp. (b)	7.00%	10/15/55	27,943,424
				108,793,955
	Electric Utilities — 3.9%
51,590,000	American Electric Power Co., Inc. (b)	6.95%	12/15/54	56,562,605
2,215,000	American Electric Power Co., Inc. (b)	7.05%	12/15/54	2,328,802
12,470,000	American Electric Power Co., Inc., Series D (b)	6.05%	03/15/56	12,638,657
23,875,000	Duke Energy Corp. (b)	6.45%	09/01/54	25,262,949
21,680,000	EUSHI Finance, Inc. (b)	7.63%	12/15/54	22,826,850
37,000,000	EUSHI Finance, Inc. (b)	6.25%	04/01/56	36,869,261
35,006,000	NextEra Energy Capital Holdings, Inc. (b)	6.75%	06/15/54	37,891,230
16,250,000	NextEra Energy Capital Holdings, Inc. (b)	6.50%	08/15/55	17,393,724
31,000,000	Southern (The) Co., Series 2025 (b)	6.38%	03/15/55	33,159,243
				244,933,321
	Financial Services — 1.7%
64,250,000	American AgCredit Corp. (b) (e)	5.25%	(a)	63,045,312
28,250,000	Capital Farm Credit ACA, Series 1 (b) (e)	5.00%	(a)	27,896,875
13,950,000	Compeer Financial ACA (b) (e)	4.88%	(a)	13,609,341
				104,551,528
	Food Products — 1.8%
10,700,000	Dairy Farmers of America, Inc. (l)	7.13%	(a)	10,653,896
20,360,000	Land O’Lakes Capital Trust I (l)	7.45%	03/15/28	21,128,692
44,888,000	Land O’Lakes, Inc. (e)	7.00%	(a)	39,073,020
14,010,000	Land O’Lakes, Inc. (e)	7.25%	(a)	12,749,100
31,520,000	Land O’Lakes, Inc. (e)	8.00%	(a)	31,204,800
				114,809,508
	Gas Utilities — 0.3%
21,500,000	AltaGas Ltd. (b) (e)	7.20%	10/15/54	22,059,454
	Independent Power and Renewable Electricity Producers — 0.6%
36,425,000	AES (The) Corp. (b)	6.95%	07/15/55	35,331,842
	Insurance — 7.1%
25,000,000	Allianz SE (b) (e) (f)	6.55%	(a)	25,969,475
18,700,000	American National Group, Inc. (b)	7.00%	12/01/55	19,173,914
34,460,000	Assurant, Inc. (b)	7.00%	03/27/48	35,434,249
12,699,000	Assured Guaranty Municipal Holdings, Inc. (b) (e)	6.40%	12/15/66	11,825,821
16,181,000	AXIS Specialty Finance LLC (b)	4.90%	01/15/40	15,696,535
29,400,000	CNP Assurances S.A. (b) (f) (g)	4.88%	(a)	27,594,438
13,700,000	Fortegra Financial Corp. (b) (l)	8.50%	10/15/57	13,575,878
77,935,000	Global Atlantic Fin Co. (b) (e)	4.70%	10/15/51	75,915,809
30,274,000	Global Atlantic Fin Co. (b) (e)	7.95%	10/15/54	31,696,999
69,648,000	Hartford Insurance Group (The), Inc., 3 Mo. CME Term SOFR + CSA + 2.13% (d) (e)	6.60%	02/12/47	65,653,010
26,429,000	Kuvare US Holdings, Inc. (b) (e)	7.00%	02/17/51	26,442,653
32,050,000	Lancashire Holdings Ltd. (b) (g)	5.63%	09/18/41	31,689,513
5,977,000	Liberty Mutual Group, Inc. (b) (e)	4.13%	12/15/51	5,843,882
35,800,000	Meiji Yasuda Life Insurance Co. (b) (e)	6.10%	06/11/55	37,552,159
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2025
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$7,509,000	MetLife, Inc., Series G (b)	6.35%	03/15/55	$7,991,010
15,499,000	Nippon Life Insurance Co. (b) (e)	6.50%	04/30/55	16,809,100
				448,864,445
	Multi-Utilities — 2.7%
1,400,000	CenterPoint Energy, Inc., Series B (b)	6.85%	02/15/55	1,500,836
65,906,000	Dominion Energy, Inc. (b)	6.63%	05/15/55	68,769,484
18,635,000	Dominion Energy, Inc. (b)	6.20%	02/15/56	18,855,502
3,526,000	Dominion Energy, Inc., Series A (b)	6.88%	02/01/55	3,707,883
12,433,000	Dominion Energy, Inc., Series B (b)	7.00%	06/01/54	13,591,308
21,700,000	NiSource, Inc. (b)	6.38%	03/31/55	22,402,234
35,416,000	Sempra (b)	6.40%	10/01/54	36,399,998
2,850,000	Sempra (b)	6.88%	10/01/54	2,953,105
				168,180,350
	Oil, Gas & Consumable Fuels — 2.1%
28,420,000	Enbridge, Inc. (b)	7.63%	01/15/83	30,863,836
52,162,000	Enbridge, Inc. (b)	8.50%	01/15/84	60,017,388
8,334,000	Enbridge, Inc., Series 20-A (b)	5.75%	07/15/80	8,402,014
6,750,000	Energy Transfer, L.P., Series G (b)	7.13%	(a)	6,953,953
10,516,000	Transcanada Trust (b)	5.60%	03/07/82	10,408,441
16,638,000	Venture Global LNG, Inc. (b) (e)	9.00%	(a)	15,566,942
				132,212,574
	Trading Companies & Distributors — 0.6%
36,433,000	Air Lease Corp., Series D (b)	6.00%	(a)	35,426,997
	Wireless Telecommunication Services — 0.5%
30,470,000	Rogers Communications, Inc. (b)	7.13%	04/15/55	32,626,840
	Total Capital Preferred Securities			4,498,157,120
	(Cost $4,440,872,497)

	Total Investments — 98.7%			6,212,669,141
	(Cost $6,266,598,475)
	Net Other Assets and Liabilities — 1.3%			78,707,180
	Net Assets — 100.0%			$6,291,376,321

(a)	Perpetual maturity.
(b)	Fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2025. At a predetermined date, the fixed rate will change to a variable rate.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P. (the “Advisor”).
(d)	Floating or variable rate security.
(e)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2025, securities noted as such amounted to $1,148,501,939 or 18.3% of net assets.

(f)
This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2025, securities noted as such amounted to $1,500,568,237 or 23.9% of net assets. Of these securities, 11.1% originated in emerging markets, and 88.9% originated in foreign markets.

(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2025
(h)
When-issued security. The interest rate shown reflects the rate in effect at October 31, 2025. Interest will begin accruing on the security’s first settlement date (see Note 2B - Securities Transactions and Investment Income in the Notes to Financial
Statements).

(i)	Claim pending with the administrative court of Switzerland.
(j)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
October 31, 2025, securities noted as such are valued at $81,805,500 or 1.3% of net assets.

(k)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(l)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2C - Restricted Securities in the Notes to Financial Statements).

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
REITs	– Real Estate Investment Trusts
SOFR	– Secured Overnight Financing Rate

Country Allocation†	% of Net Assets
United States	55.7%
Canada	13.5
France	6.8
United Kingdom	6.5
Bermuda	3.5
Spain	2.8
Mexico	2.4
Japan	2.3
Netherlands	1.8
Germany	1.4
Switzerland	1.3
Finland	0.3
Chile	0.3
Sweden	0.1
Total Investments	98.7
Net Other Assets and Liabilities	1.3
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation.
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Insurance	$472,353,086	$415,424,520	$56,928,566	$—
Other Industry Categories*	1,086,932,839	1,086,932,839	—	—
$100 Par Preferred Securities*	67,200	—	67,200	—
$1,000 Par Preferred Securities*	155,158,896	155,158,896	—	—
Capital Preferred Securities:
Capital Markets	435,229,719	—	353,424,219	81,805,500
Other Industry Categories*	4,062,927,401	—	4,062,927,401	—
Total Investments	$6,212,669,141	$1,657,516,255	$4,473,347,386	$81,805,500

*	See Portfolio of Investments for industry breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs. As of October 31, 2025, Level 3 investments were valued using unadjusted pricing quotes obtained from dealers.
The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

Beginning Balance at October 31, 2024
Capital Preferred Securities	$ —
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation	—
Purchases	—
Sales	—
Transfers In	81,805,500
Transfers Out	—
Ending Balance at October 31, 2025
Capital Preferred Securities	81,805,500
Total Level 3 holdings	$81,805,500
There was a net change of $55,570,500 in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2025.
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments
October 31, 2025

Shares	Description	Stated Rate	Stated Maturity	Value
$1,000 PAR PREFERRED SECURITIES — 1.7%
	Banks — 1.7%
6,237	Bank of America Corp., Series L	7.25%	(a)	$7,864,857
17,492	Wells Fargo & Co., Series L	7.50%	(a)	21,641,977
	Total $1,000 Par Preferred Securities			29,506,834
	(Cost $30,030,333)

Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES — 95.4%
	Banks — 54.5%
$24,200,000	Banco Bilbao Vizcaya Argentaria S.A. (b) (c)	7.75%	(a)	25,842,865
13,800,000	Banco Bilbao Vizcaya Argentaria S.A. (b) (c)	9.38%	(a)	15,444,449
3,000,000	Banco de Credito e Inversiones S.A. (b) (c) (d)	8.75%	(a)	3,228,570
840,000	Banco de Credito e Inversiones S.A. (b) (c) (e)	8.75%	(a)	904,000
2,000,000	Banco Mercantil del Norte S.A. (b) (c) (d)	6.63%	(a)	1,966,869
10,101,000	Banco Mercantil del Norte S.A. (b) (c) (d)	7.50%	(a)	10,370,343
3,592,000	Banco Mercantil del Norte S.A. (b) (c) (d)	7.63%	(a)	3,712,246
3,400,000	Banco Mercantil del Norte S.A. (b) (c) (d)	8.38%	(a)	3,646,915
4,200,000	Banco Mercantil del Norte S.A. (b) (c) (d)	8.75%	(a)	4,497,755
6,600,000	Banco Santander S.A. (b) (c)	4.75%	(a)	6,508,074
9,400,000	Banco Santander S.A. (b) (c)	8.00%	(a)	10,444,453
7,000,000	Banco Santander S.A. (b) (c)	9.63%	(a)	7,827,456
20,000,000	Banco Santander S.A. (b) (c)	9.63%	(a)	24,404,040
54,821,000	Bank of America Corp. (c)	6.63%	(a)	57,145,685
5,492,000	Bank of America Corp., Series TT (c)	6.13%	(a)	5,564,352
25,956,000	Bank of Montreal (c)	7.70%	05/26/84	27,546,065
12,500,000	Bank of Montreal (c)	7.30%	11/26/84	13,315,713
1,065,000	Bank of Montreal, Series 6 (c)	6.88%	11/26/85	1,099,171
19,400,000	Bank of Nova Scotia (The) (c)	8.63%	10/27/82	20,575,950
14,600,000	Bank of Nova Scotia (The) (c)	8.00%	01/27/84	15,593,063
14,130,000	Bank of Nova Scotia (The) (c)	7.35%	04/27/85	14,782,679
6,060,000	Bank of Nova Scotia (The) (c)	6.88%	10/27/85	6,119,658
4,170,000	Barclays PLC (b) (c)	4.38%	(a)	3,986,358
14,600,000	Barclays PLC (b) (c)	7.63%	(a)	15,452,859
20,050,000	Barclays PLC (b) (c)	8.00%	(a)	21,409,831
6,650,000	Barclays PLC (b) (c)	9.63%	(a)	7,555,151
700,000	BBVA Mexico S.A. (b) (c) (d)	5.88%	09/13/34	700,451
3,350,000	BBVA Mexico S.A. (b) (c) (d)	7.63%	02/11/35	3,556,159
7,200,000	BBVA Mexico S.A. (b) (c) (d)	8.45%	06/29/38	7,971,084
18,000,000	BNP Paribas S.A. (b) (c) (d)	4.63%	(a)	16,277,587
2,300,000	BNP Paribas S.A. (b) (c) (d)	7.38%	(a)	2,380,424
9,590,000	BNP Paribas S.A. (b) (c) (d)	7.75%	(a)	10,120,068
6,980,000	BNP Paribas S.A. (b) (c) (d)	8.00%	(a)	7,465,138
23,450,000	BNP Paribas S.A. (b) (c) (d)	8.50%	(a)	24,853,623
1,000,000	BNP Paribas S.A. (b) (c) (d)	9.25%	(a)	1,067,631
5,719,000	Canadian Imperial Bank of Commerce (c)	6.95%	01/28/85	5,849,439
23,300,000	Canadian Imperial Bank of Commerce (c)	7.00%	10/28/85	24,041,289
1,300,000	Citigroup, Inc., Series AA (c)	7.63%	(a)	1,362,056
4,000,000	Citigroup, Inc., Series BB (c)	7.20%	(a)	4,147,920
4,993,000	Citigroup, Inc., Series DD (c)	7.00%	(a)	5,339,989
6,700,000	Citigroup, Inc., Series FF (c)	6.95%	(a)	6,901,074
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2025
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$8,650,000	Citigroup, Inc., Series GG (c)	6.88%	(a)	$8,921,991
8,195,000	Citigroup, Inc., Series X (c)	3.88%	(a)	8,153,935
2,979,000	Citigroup, Inc., Series Y (c)	4.15%	(a)	2,930,631
12,513,000	Citizens Financial Group, Inc., Series G (c)	4.00%	(a)	12,352,914
3,000,000	CoBank ACB (c)	7.25%	(a)	3,082,125
1,101,000	CoBank ACB, Series I (c)	6.25%	(a)	1,104,314
685,000	CoBank ACB, Series K (c)	6.45%	(a)	690,098
23,400,000	Commerzbank AG (b) (c) (e)	7.50%	(a)	24,585,795
16,996,000	Credit Agricole S.A. (b) (c) (d)	6.70%	(a)	17,219,514
33,354,000	Credit Agricole S.A. (b) (c) (d)	7.13%	(a)	34,403,007
1,500,000	Farm Credit Bank of Texas (c)	7.75%	(a)	1,574,387
800,000	Farm Credit Bank of Texas, Series 3 (c) (d)	6.20%	(a)	803,128
2,040,000	Farm Credit Bank of Texas, Series 6 (c)	7.00%	(a)	2,127,569
4,620,000	HSBC Holdings PLC (b) (c)	6.88%	(a)	4,784,052
23,150,000	HSBC Holdings PLC (b) (c)	6.95%	(a)	24,440,636
8,500,000	HSBC Holdings PLC (b) (c)	7.05%	(a)	8,851,637
19,600,000	HSBC Holdings PLC (b) (c)	8.00%	(a)	20,802,891
735,000	Huntington Bancshares, Inc., Series F (c)	5.63%	(a)	745,836
3,700,000	Huntington Bancshares, Inc., Series G (c)	4.45%	(a)	3,643,130
14,405,000	Huntington Bancshares, Inc., Series K (c)	6.25%	(a)	14,289,214
12,725,000	ING Groep N.V. (b) (c)	7.00%	(a)	13,207,036
5,440,000	ING Groep N.V. (b) (c) (e)	7.25%	(a)	5,776,627
1,004,000	ING Groep N.V. (b) (c) (e)	7.50%	(a)	1,049,984
8,885,000	ING Groep N.V. (b) (c) (e)	8.00%	(a)	9,631,860
4,000,000	JPMorgan Chase & Co., Series KK (c)	3.65%	(a)	3,955,587
22,200,000	JPMorgan Chase & Co., Series NN (c)	6.88%	(a)	23,420,778
2,600,000	Lloyds Banking Group PLC (b) (c) (f)	6.63%	(a)	2,586,495
24,180,000	Lloyds Banking Group PLC (b) (c)	8.00%	(a)	26,220,009
11,050,000	Mitsubishi UFJ Financial Group, Inc. (b) (c)	6.35%	(a)	11,340,074
686,000	NatWest Group PLC (b) (c)	6.00%	(a)	687,956
6,383,000	NatWest Group PLC (b) (c)	8.13%	(a)	7,194,381
16,750,000	Nordea Bank Abp (b) (c) (d)	6.75%	(a)	17,307,340
11,084,000	PNC Financial Services Group (The), Inc., Series U (c)	6.00%	(a)	11,187,591
12,525,000	PNC Financial Services Group (The), Inc., Series V (c)	6.20%	(a)	12,743,987
8,499,000	PNC Financial Services Group (The), Inc., Series W (c)	6.25%	(a)	8,732,493
15,070,000	Royal Bank of Canada (c)	6.35%	11/24/84	14,898,628
15,550,000	Royal Bank of Canada (c)	6.75%	08/24/85	16,180,537
10,230,000	Royal Bank of Canada (c)	6.50%	11/24/85	10,218,880
17,200,000	Societe Generale S.A. (b) (c) (d)	9.38%	(a)	18,480,041
13,130,000	Societe Generale S.A. (b) (c) (d)	10.00%	(a)	14,578,515
6,200,000	Sumitomo Mitsui Financial Group, Inc. (b) (c)	6.60%	(a)	6,460,679
7,800,000	Swedbank AB (b) (c) (e)	7.75%	(a)	8,387,488
31,080,000	Toronto-Dominion Bank (The) (c)	8.13%	10/31/82	32,866,572
14,540,000	Toronto-Dominion Bank (The) (c)	6.35%	10/31/85	14,720,666
22,645,000	Wells Fargo & Co. (c)	6.85%	(a)	23,815,248
11,640,000	Wells Fargo & Co. (c)	7.63%	(a)	12,441,286
				974,576,044
	Capital Markets — 7.8%
8,435,000	Ares Finance Co. III LLC (c) (d)	4.13%	06/30/51	8,298,374
30,150,000	Charles Schwab (The) Corp., Series H (c)	4.00%	(a)	28,307,172
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2025
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Capital Markets (Continued)
$6,243,000	Credit Suisse Group AG, Claim (g) (h) (i) (j)			$2,141,349
2,057,000	Credit Suisse Group AG, Claim (g) (h) (i) (j)			705,551
7,770,000	Credit Suisse Group AG, Claim (g) (h) (i) (j)			2,665,110
4,150,000	Credit Suisse Group AG, Claim (g) (h) (i) (j)			1,423,450
18,000,000	Credit Suisse Group AG, Claim (g) (h) (i) (j)			6,174,000
13,000,000	Deutsche Bank AG (b) (c) (e)	8.13%	(a)	13,870,568
4,150,000	Goldman Sachs Group (The), Inc. (c)	6.85%	(a)	4,324,013
2,899,000	Goldman Sachs Group (The), Inc., Series T (c)	3.80%	(a)	2,860,439
8,651,000	Goldman Sachs Group (The), Inc., Series W (c)	7.50%	(a)	9,200,235
18,030,000	Goldman Sachs Group (The), Inc., Series X (c)	7.50%	(a)	19,134,283
8,000,000	Goldman Sachs Group (The), Inc., Series Y (c)	6.13%	(a)	8,163,872
811,000	Morgan Stanley, Series M	5.88%	(a)	810,073
8,400,000	Nomura Holdings, Inc. (b) (c)	7.00%	(a)	8,704,298
9,887,000	State Street Corp., Series I (c)	6.70%	(a)	10,316,699
12,570,000	State Street Corp., Series J (c)	6.70%	(a)	13,211,623
				140,311,109
	Consumer Finance — 0.7%
11,885,000	American Express Co. (c)	3.55%	(a)	11,677,527
	Diversified Telecommunication Services — 2.2%
21,286,000	Bell Canada (c)	7.00%	09/15/55	22,389,828
3,372,000	TELUS Corp. (c)	6.63%	10/15/55	3,479,822
12,275,000	TELUS Corp. (c)	7.00%	10/15/55	13,103,317
				38,972,967
	Electric Utilities — 6.2%
17,060,000	American Electric Power Co., Inc. (c)	6.95%	12/15/54	18,704,362
785,000	American Electric Power Co., Inc. (c)	7.05%	12/15/54	825,332
7,134,000	American Electric Power Co., Inc. (c)	3.88%	02/15/62	6,947,357
3,420,000	American Electric Power Co., Inc., Series D (c)	6.05%	03/15/56	3,466,256
10,850,000	Duke Energy Corp. (c)	6.45%	09/01/54	11,480,754
10,110,000	Entergy Corp. (c)	7.13%	12/01/54	10,656,071
7,930,000	EUSHI Finance, Inc. (c)	7.63%	12/15/54	8,349,489
26,000,000	EUSHI Finance, Inc. (c)	6.25%	04/01/56	25,908,129
10,794,000	NextEra Energy Capital Holdings, Inc. (c)	6.75%	06/15/54	11,683,652
4,300,000	NextEra Energy Capital Holdings, Inc. (c)	6.50%	08/15/55	4,602,647
8,500,000	Southern (The) Co., Series 2025 (c)	6.38%	03/15/55	9,092,051
				111,716,100
	Financial Services — 2.0%
18,000,000	American AgCredit Corp. (c) (d)	5.25%	(a)	17,662,500
4,200,000	Capital Farm Credit ACA, Series 1 (c) (d)	5.00%	(a)	4,147,500
650,000	Compeer Financial ACA (c) (d)	4.88%	(a)	634,127
12,355,000	Corebridge Financial, Inc. (c)	6.38%	09/15/54	12,731,852
755,000	Voya Financial, Inc., Series A (c)	7.76%	(a)	798,293
				35,974,272
	Food Products — 1.5%
1,200,000	Dairy Farmers of America, Inc. (k)	7.13%	(a)	1,194,829
2,131,000	Land O’Lakes Capital Trust I (k)	7.45%	03/15/28	2,211,456
9,646,000	Land O’Lakes, Inc. (d)	7.00%	(a)	8,396,417
6,675,000	Land O’Lakes, Inc. (d)	7.25%	(a)	6,074,250
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2025
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Food Products (Continued)
$400,000	Land O’Lakes, Inc. (e)	7.25%	(a)	$364,000
9,185,000	Land O’Lakes, Inc. (d)	8.00%	(a)	9,093,150
				27,334,102
	Gas Utilities — 0.3%
5,800,000	AltaGas Ltd. (c) (d)	7.20%	10/15/54	5,950,922
	Independent Power and Renewable Electricity Producers — 1.1%
19,491,000	AES (The) Corp. (c)	6.95%	07/15/55	18,906,052
	Insurance — 9.5%
6,800,000	Allianz SE (b) (c) (d)	6.55%	(a)	7,063,697
5,090,000	American National Group, Inc. (c)	7.00%	12/01/55	5,218,996
4,288,000	Assurant, Inc. (c)	7.00%	03/27/48	4,409,230
2,300,000	Assured Guaranty Municipal Holdings, Inc. (c) (d)	6.40%	12/15/66	2,141,853
1,700,000	Assured Guaranty Municipal Holdings, Inc. (c) (e)	6.40%	12/15/66	1,583,109
3,822,000	AXIS Specialty Finance LLC (c)	4.90%	01/15/40	3,707,568
13,200,000	CNP Assurances S.A. (b) (c) (e)	4.88%	(a)	12,389,339
31,357,000	Global Atlantic Fin Co. (c) (d)	4.70%	10/15/51	30,544,582
11,106,000	Global Atlantic Fin Co. (c) (d)	7.95%	10/15/54	11,628,026
22,521,000	Hartford Insurance Group (The), Inc., 3 Mo. CME Term SOFR + CSA + 2.13% (d) (l)	6.60%	02/12/47	21,229,201
2,464,000	Kuvare US Holdings, Inc. (c) (d)	7.00%	02/17/51	2,465,273
6,850,000	Lancashire Holdings Ltd. (c) (e)	5.63%	09/18/41	6,772,954
7,078,000	Liberty Mutual Group, Inc. (c) (d)	4.13%	12/15/51	6,920,361
6,585,000	Liberty Mutual Group, Inc. (d)	4.30%	02/01/61	4,234,751
4,000,000	Lincoln National Corp., Series C (c)	9.25%	(a)	4,308,308
10,100,000	Meiji Yasuda Life Insurance Co. (c) (d)	6.10%	06/11/55	10,594,324
6,514,000	MetLife Capital Trust IV (d)	7.88%	12/15/37	7,331,201
2,900,000	MetLife, Inc. (d)	9.25%	04/08/38	3,509,145
13,932,000	MetLife, Inc., Series G (c)	6.35%	03/15/55	14,826,309
4,144,000	Nippon Life Insurance Co. (c) (d)	6.50%	04/30/55	4,494,284
4,175,000	Prudential Financial, Inc. (c)	6.00%	09/01/52	4,356,341
				169,728,852
	Multi-Utilities — 4.7%
2,129,000	Algonquin Power & Utilities Corp. (c)	4.75%	01/18/82	2,091,706
13,575,000	CenterPoint Energy, Inc., Series B (c)	6.85%	02/15/55	14,552,753
12,455,000	Dominion Energy, Inc. (c)	6.63%	05/15/55	12,996,145
5,180,000	Dominion Energy, Inc. (c)	6.20%	02/15/56	5,241,293
198,000	Dominion Energy, Inc., Series A (c)	6.88%	02/01/55	208,214
15,859,000	Dominion Energy, Inc., Series B (c)	7.00%	06/01/54	17,336,488
8,037,000	NiSource, Inc. (c)	6.38%	03/31/55	8,297,085
18,364,000	Sempra (c)	6.40%	10/01/54	18,874,225
3,522,000	Sempra (c)	6.88%	10/01/54	3,649,416
				83,247,325
	Oil, Gas & Consumable Fuels — 3.8%
11,955,000	Enbridge, Inc. (c)	7.63%	01/15/83	12,983,011
29,131,000	Enbridge, Inc. (c)	8.50%	01/15/84	33,518,012
5,892,000	Energy Transfer, L.P., Series G (c)	7.13%	(a)	6,070,028
4,050,000	Transcanada Trust (c)	5.60%	03/07/82	4,008,576
11,776,000	Venture Global LNG, Inc. (c) (d)	9.00%	(a)	11,017,930
				67,597,557
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2025
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Trading Companies & Distributors — 0.6%
$11,935,000	Air Lease Corp., Series D (c)	6.00%	(a)	$11,605,446
	Wireless Telecommunication Services — 0.5%
8,552,000	Rogers Communications, Inc. (c)	7.13%	04/15/55	9,157,359
	Total Capital Preferred Securities			1,706,755,634
	(Cost $1,634,645,523)

	Total Investments — 97.1%			1,736,262,468
	(Cost $1,664,675,856)
	Net Other Assets and Liabilities — 2.9%			52,288,450
	Net Assets — 100.0%			$1,788,550,918

(a)	Perpetual maturity.
(b)
This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2025, securities noted as such amounted to $561,618,318 or 31.4% of net assets. Of these securities, 7.2% originated in emerging markets, and 92.8% originated in foreign markets.

(c)	Fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2025. At a predetermined date, the fixed rate will change to a variable rate.
(d)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2025, securities noted as such amounted to $388,038,276 or
21.7% of net assets.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)
When-issued security. The interest rate shown reflects the rate in effect at October 31, 2025. Interest will begin accruing on the security’s first settlement date (see Note 2B - Securities Transactions and Investment Income in the Notes to Financial
Statements).

(g)	Claim pending with the administrative court of Switzerland.
(h)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(i)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
October 31, 2025, securities noted as such are valued at $13,109,460 or 0.7% of net assets.

(j)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(k)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2C - Restricted Securities in the Notes to Financial Statements).

(l)	Floating or variable rate security.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
SOFR	– Secured Overnight Financing Rate

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2025
Country Allocation†	% of Net Assets
United States	45.6%
Canada	18.1
France	8.9
United Kingdom	8.1
Spain	5.1
Germany	2.5
Japan	2.3
Mexico	2.0
Netherlands	1.7
Finland	1.0
Switzerland	0.7
Sweden	0.5
Bermuda	0.4
Chile	0.2
Total Investments	97.1
Net Other Assets and Liabilities	2.9
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$1,000 Par Preferred Securities*	$29,506,834	$29,506,834	$—	$—
Capital Preferred Securities:
Capital Markets	140,311,109	—	127,201,649	13,109,460
Other Industry Categories*	1,566,444,525	—	1,566,444,525	—
Total Investments	$1,736,262,468	$29,506,834	$1,693,646,174	$13,109,460

*	See Portfolio of Investments for industry breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
October 31, 2025

	First Trust Preferred Securities and Income ETF (FPE)	First Trust Institutional Preferred Securities and Income ETF (FPEI)
ASSETS:
Investments, at value	$6,212,669,141	$1,736,262,468
Cash	30,993,686	29,036,211
Receivables:
Interest	58,516,598	21,594,248
Investment securities sold	14,611,380	5,531,422
Dividends	1,008,826	—
Reclaims	107,000	—
Capital shares sold	8,329	—
Total Assets	6,317,914,960	1,792,424,349

LIABILITIES:
Payables:
Investment securities purchased	22,115,978	2,600,000
Investment advisory fees	4,422,661	1,273,186
Other liabilities	—	245
Total Liabilities	26,538,639	3,873,431
NET ASSETS	$6,291,376,321	$1,788,550,918

NET ASSETS consist of:
Paid-in capital	$6,970,156,409	$1,719,248,154
Par value	3,431,050	921,500
Accumulated distributable earnings (loss)	(682,211,138)	68,381,264
NET ASSETS	$6,291,376,321	$1,788,550,918
NET ASSET VALUE, per share	$18.34	$19.41
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	343,105,000	92,150,002
Investments, at cost	$6,266,598,475	$1,664,675,856
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended October 31, 2025

	First Trust Preferred Securities and Income ETF (FPE)	First Trust Institutional Preferred Securities and Income ETF (FPEI)
INVESTMENT INCOME:
Interest	$290,262,744	$102,080,330
Dividends	98,534,633	2,157,904
Foreign withholding tax	(594,038)	—
Total investment income	388,203,339	104,238,234

EXPENSES:
Investment advisory fees	49,010,671	13,544,511
Legal fees	226,438	36,287
Other expenses	431,003	117,840
Total expenses	49,668,112	13,698,638
NET INVESTMENT INCOME (LOSS)	338,535,227	90,539,596

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	28,332,919	21,064,070
In-kind redemptions	416,642	—
Foreign currency transactions	177	—
Net realized gain (loss)	28,749,738	21,064,070
Net change in unrealized appreciation (depreciation) on investments	115,720,941	34,420,766
NET REALIZED AND UNREALIZED GAIN (LOSS)	144,470,679	55,484,836
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$483,005,906	$146,024,432
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets

	First Trust Preferred Securities and Income ETF (FPE)		First Trust Institutional Preferred Securities and Income ETF (FPEI)
	Year Ended 10/31/2025	Year Ended 10/31/2024	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$338,535,227	$307,151,880	$90,539,596	$72,683,234
Net realized gain (loss)	28,749,738	(40,792,366)	21,064,070	8,219,344
Net change in unrealized appreciation (depreciation)	115,720,941	764,314,571	34,420,766	139,775,216
Net increase (decrease) in net assets resulting from operations	483,005,906	1,030,674,085	146,024,432	220,677,794

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(338,377,179)	(301,130,215)	(90,760,817)	(70,141,773)
Return of capital	—	(8,971,630)	—	(2,905,829)
Total distributions to shareholders	(338,377,179)	(310,101,845)	(90,760,817)	(73,047,602)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	618,699,298	476,200,013	333,140,333	333,562,849
Cost of shares redeemed	(151,990,885)	(388,327,513)	(89,643,023)	(32,700,393)
Net increase (decrease) in net assets resulting from shareholder transactions	466,708,413	87,872,500	243,497,310	300,862,456
Total increase (decrease) in net assets	611,337,140	808,444,740	298,760,925	448,492,648

NET ASSETS:
Beginning of period	5,680,039,181	4,871,594,441	1,489,789,993	1,041,297,345
End of period	$6,291,376,321	$5,680,039,181	$1,788,550,918	$1,489,789,993

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	317,205,000	312,655,000	79,450,002	63,000,002
Shares sold	34,650,000	27,450,000	17,550,000	18,250,000
Shares redeemed	(8,750,000)	(22,900,000)	(4,850,000)	(1,800,000)
Shares outstanding, end of period	343,105,000	317,205,000	92,150,002	79,450,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Preferred Securities and Income ETF (FPE)

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$17.91	$15.58	$16.60	$20.45	$19.23
Income from investment operations:
Net investment income (loss)	1.03 (a)	0.99 (a)	1.00 (a)	0.92	0.90
Net realized and unrealized gain (loss)	0.42	2.34	(1.00)	(3.84)	1.24
Total from investment operations	1.45	3.33	—	(2.92)	2.14
Distributions paid to shareholders from:
Net investment income	(1.02)	(0.97)	(0.98)	(0.89)	(0.88)
Return of capital	—	(0.03)	(0.04)	(0.04)	(0.04)
Total distributions	(1.02)	(1.00)	(1.02)	(0.93)	(0.92)
Net asset value, end of period	$18.34	$17.91	$15.58	$16.60	$20.45
Total return (b)	8.46%	21.79%	(0.10)%	(14.65)%	11.26%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,291,376	$5,680,039	$4,871,594	$6,026,696	$7,698,246
Ratio of total expenses to average net assets	0.85%	0.84%	0.84%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.77%	5.76%	6.04%	4.95%	4.54%
Portfolio turnover rate (c)	42%	46%	34%	35%	27%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Institutional Preferred Securities and Income ETF (FPEI)

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$18.75	$16.53	$17.26	$20.52	$19.36
Income from investment operations:
Net investment income (loss)	1.07 (a)	1.03 (a)	1.00 (a)	0.88	0.90
Net realized and unrealized gain (loss)	0.66	2.22	(0.72)	(3.22)	1.19
Total from investment operations	1.73	3.25	0.28	(2.34)	2.09
Distributions paid to shareholders from:
Net investment income	(1.07)	(0.99)	(0.96)	(0.87)	(0.88)
Return of capital	—	(0.04)	(0.05)	(0.05)	(0.05)
Total distributions	(1.07)	(1.03)	(1.01)	(0.92)	(0.93)
Net asset value, end of period	$19.41	$18.75	$16.53	$17.26	$20.52
Total return (b)	9.54%	20.03%	1.57%	(11.68)%	10.91%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,788,551	$1,489,790	$1,041,297	$649,036	$492,418
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.86% (c)	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.68%	5.69%	5.83%	4.89%	4.60%
Portfolio turnover rate (d)	38%	35%	26%	31%	22%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the two funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust and listed and traded on NYSE Arca, Inc.

First Trust Preferred Securities and Income ETF – (ticker “FPE”)
First Trust Institutional Preferred Securities and Income ETF – (ticker “FPEI”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to seek total return and to provide current income.
Under normal market conditions, FPE seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities, including corporate bonds, high-yield securities (commonly referred to as “junk” bonds) and convertible securities.
Under normal market conditions, FPEI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in institutional preferred securities and income-producing debt securities, including hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Preferred stocks, exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Capital preferred securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2025, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. Each Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2025, FPE and FPEI held $9,251,693 and $2,586,495 of when-issued or delayed-delivery securities, respectively. At October 31, 2025, the Funds had no forward purchase commitments.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
C. Restricted Securities
Each Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2025, each Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. Each Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

Security	Acquisition Date	Par Amount	Current Price	Carrying Cost	Value	% of Net Assets
FPE
Dairy Farmers of America, Inc., 7.13%	09/15/16 - 12/08/21	$10,700,000	$99.57	$10,903,500	$10,653,896	0.17%
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17 - 03/12/18	13,700,000	99.09	13,718,461	13,575,878	0.21
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	03/20/15 - 05/08/18	20,360,000	103.78	21,039,852	21,128,692	0.34
				$45,661,813	$45,358,466	0.72%
FPEI
Dairy Farmers of America, Inc., 7.13%	01/21/21 - 12/08/21	$1,200,000	$99.57	$1,222,750	$1,194,829	0.07%
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	05/04/18 - 10/02/25	2,131,000	103.78	2,204,849	2,211,456	0.12
				$3,427,599	$3,406,285	0.19%
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2025 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Preferred Securities and Income ETF	$338,377,179	$—	$—
First Trust Institutional Preferred Securities and Income ETF	90,760,817	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2024 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Preferred Securities and Income ETF	$301,130,215	$—	$8,971,630
First Trust Institutional Preferred Securities and Income ETF	70,141,773	—	2,905,829
As of October 31, 2025, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Preferred Securities and Income ETF	$6,231,075	$(656,025,710)	$(32,416,503)
First Trust Institutional Preferred Securities and Income ETF	1,227,962	(10,885,374)	78,038,676
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Preferred Securities and Income ETF	$656,025,710
First Trust Institutional Preferred Securities and Income ETF	10,885,374
During the taxable year ended October 31, 2025, the following Fund utilized capital loss carryforwards in the following amount:

Capital Loss Utilized
First Trust Preferred Securities and Income ETF	$20,758,128
First Trust Institutional Preferred Securities and Income ETF	18,721,130
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Funds had no net late year ordinary or capital losses.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Preferred Securities and Income ETF	$7,247,914	$(8,128,507)	$880,593
First Trust Institutional Preferred Securities and Income ETF	2,278,377	(2,278,377)	—
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Preferred Securities and Income ETF	$6,245,085,644	$288,177,651	$(320,594,154)	$(32,416,503)
First Trust Institutional Preferred Securities and Income ETF	1,658,223,792	106,571,812	(28,533,136)	78,038,676
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
G. Segment Reporting
Each Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), a majority-owned affiliate of First Trust, serves as each Fund’s sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of each Fund’s assets and will pay Stonebridge for its services as each Fund’s sub-advisor. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of the average daily net assets of the Fund less the amount of Fund expenses owed by the Sub-Advisor. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described below, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Stonebridge will be reduced to reflect the reduction in the Advisor’s management fee. First Trust is responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses.
The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the schedule below:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2025, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Preferred Securities and Income ETF	$2,838,129,812	$2,421,347,314
First Trust Institutional Preferred Securities and Income ETF	810,979,183	591,559,251
For the fiscal year ended October 31, 2025, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Preferred Securities and Income ETF	$57,943,668	$6,560,562
First Trust Institutional Preferred Securities and Income ETF	—	—
5. Borrowings
The Trust, on behalf of FPE, along with First Trust Exchange-Traded Fund IV, First Trust Series Fund and First Trust Variable Insurance Trust, has a credit agreement with BNY (the “Credit Agreement”) as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the Credit Agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. For any day on and after February 26, 2025, BNY charges on behalf of the lenders a commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
agency fee. For any day before February 26, 2025, BNY charged a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that FPE accesses the credit line, there would also be an interest fee charged. FPE did not draw on the credit line during the fiscal year ended October 31, 2025.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2027.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Preferred Securities and Income ETF and First Trust Institutional Preferred Securities and Income ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of October 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund III
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund III (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	448,229,817 1,692,488
Thomas J. Driscoll** Votes For Votes Withheld	448,104,659 1,817,646
Richard E. Erickson* Votes For Votes Withheld	447,812,453 2,109,852
Thomas R. Kadlec* Votes For Votes Withheld	446,751,895 3,170,410
Denise M. Keefe*** Votes For Votes Withheld	448,425,408 1,496,897
Robert F. Keith* Votes For Votes Withheld	447,967,349 1,954,956
Niel B. Nielson* Votes For Votes Withheld	447,968,834 1,953,471
Bronwyn Wright*** Votes For Votes Withheld	200,751,188 249,171,117

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreements (as applicable to a specific Fund, the “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and

Other Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025 (Unaudited)
together with the Advisory Agreements, the “Agreements”) among the Trust, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Preferred Securities and Income ETF (FPE)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements. With respect to the Advisory Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and

Other Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025 (Unaudited)
considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing FPEI’s performance for periods ended December 31, 2024 to the performance of the funds in its Performance Universe and to that of a benchmark index and information comparing FPE’s performance for periods ended December 31, 2024 to the performance of the funds in its Performance Universe and to that of a blended benchmark index. Based on the information provided, the Board noted that FPEI outperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods ended December 31, 2024. The Board noted that FPE outperformed its Performance Universe median and blended benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2024 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the

Other Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025 (Unaudited)
inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that the Sub-Advisor bears a combination of fixed and variable costs related to managing the Funds and that the Sub-Advisor would add resources as needed if it experiences significant asset growth in the future. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Funds, including potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted the Sub-Advisor’s statements that it never accepts soft-dollar arrangements and that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which has led to access to each of those firms’ research reports, various analysts and investment bankers on new issues. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund III funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $2,817,956. This figure is comprised of $113,585 paid (or to be paid) in fixed compensation and $2,704,371 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $1,477,189 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,340,767 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

Other Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025 (Unaudited)
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
For the taxable year ended October 31, 2025, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Preferred Securities and Income ETF	26.64%
First Trust Institutional Preferred Securities and Income ETF	23.09%
For the taxable year ended October 31, 2025, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Preferred Securities and Income ETF	55.50%
First Trust Institutional Preferred Securities and Income ETF	63.76%
A portion of the ordinary dividends (including short-term capital gains) that FPE paid to its shareholders during the fiscal year ended October 31, 2025, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2025

First Trust Exchange-Traded Fund III

First Trust Managed Municipal ETF (FMB)

First Trust Managed Municipal ETF (FMB)
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Managed Municipal ETF (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 99.6%
	Alabama — 5.5%
$225,000	AL Cmnty Clg Sys Brd of Trustees Rev Bishop St Cmnty Clg, BAM	4.00%	01/01/35	$229,801
1,000,000	Birmingham AL Spl Care Facs Fing Auth Hlth Care Fac Ref Children’s Hosp, Ser A	5.25%	06/01/42	1,099,902
1,000,000	Birmingham AL Spl Care Facs Fing Auth Hlth Care Fac Ref Children’s Hosp, Ser A	5.25%	06/01/43	1,089,731
1,000,000	Birmingham AL Spl Care Facs Fing Auth Hlth Care Fac Ref Children’s Hosp, Ser A	5.25%	06/01/44	1,081,829
1,000,000	Birmingham AL Spl Care Facs Fing Auth Hlth Care Fac Ref Children’s Hosp, Ser A	5.25%	06/01/45	1,077,381
7,695,000	Black Belt Energy Gas Dist AL Gas Proj Rev Bonds Proj No 7, Ser C-1 (Mandatory put 12/01/26)	4.00%	10/01/52	7,748,837
10,070,000	Black Belt Energy Gas Dist AL Gas Proj Rev Proj No 6, Ser B (Mandatory put 12/01/26)	4.00%	10/01/52	10,140,453
500,000	Black Belt Energy Gas Dist AL Gas Proj Rev Ref Gas Proj, Ser D (Mandatory put 08/01/35)	5.00%	12/01/55	542,821
4,150,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C (Mandatory put 06/01/32)	5.50%	10/01/54	4,608,426
5,300,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C-1 (Mandatory put 06/01/29)	5.25%	02/01/53	5,652,095
1,250,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser F (Mandatory put 12/01/28)	5.50%	11/01/53	1,321,438
3,000,000	Black Belt Energy Gas Dist AL Gas Sply Rev, Ser B (Mandatory put 12/01/30)	5.25%	12/01/53	3,258,637
8,600,000	Energy SE AL A Cooperative Dist Energy Sply Rev, Ser A-1 (Mandatory put 01/01/31)	5.50%	11/01/53	9,491,901
4,500,000	Energy SE AL A Cooperative Dist Energy Sply Rev, Ser B-1 (Mandatory put 11/01/31)	5.75%	04/01/54	5,059,827
400,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/33	400,142
950,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/34	943,845
1,500,000	Homewood AL Eductnl Bldg Auth Rev Stdt Hsg & Parking Proj, Ser C	5.50%	10/01/49	1,537,740
450,000	Infirmary Hlth Sys AL Spl Care Facs Fing Auth Rev Infirmary Hlth Sys Inc, Ser A	5.00%	02/01/36	451,547
2,225,000	Jacksonville Pub Eductnl Bldg Auth JSU Fdtn Proj, Ser A, BAM	5.13%	08/01/44	2,341,441
600,000	Jefferson Cnty AL Swr Rev Warrants Ref Warrants	5.00%	10/01/39	650,926
2,280,000	Jefferson Cnty AL Swr Rev Warrants Ref Warrants	5.25%	10/01/40	2,496,540
3,050,000	Jefferson Cnty AL Swr Rev Warrants Ref Warrants	5.25%	10/01/42	3,282,032
4,000,000	Lower AL Gas Dist Gas Proj Rev Bonds Proj 2 (Mandatory put 12/01/25)	4.00%	12/01/50	4,003,375
1,000,000	Midcity Impt Dist AL Spl Assmnt Rev	4.50%	11/01/42	902,269
1,605,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref (a) (b)	4.00%	11/01/32	1,043,250
1,765,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref (a) (b)	4.00%	11/01/34	1,147,250
5,000,000	SE Energy Auth A Cooperative, Ser D	5.00%	09/01/35	5,543,703
8,170,000	SE Energy Auth AL Cmdy Sply Rev Proj #1, Ser A (Mandatory put 10/01/28)	4.00%	11/01/51	8,358,876
1,500,000	SE Energy Auth AL Cmdy Sply Rev Var Proj No 3, Ser A-1 (Mandatory put 12/01/29)	5.50%	01/01/53	1,626,225
4,500,000	SE Energy Auth AL Cooperative Dist Cmdy Sply Rev Proj #6, Ser B (Mandatory put 06/01/30)	5.00%	01/01/54	4,799,995
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Alabama (Continued)
$2,000,000	SE Energy Auth AL Cooperative Dist Gas Sply Rev, Ser F (Mandatory put 11/01/35)	5.25%	11/01/55	$2,221,590
2,920,000	SE Energy Auth AL Cooperative, Ser C (Mandatory put 11/01/32)	5.00%	10/01/55	3,173,324
1,650,000	Univ of AL at Birmingham Gen Rev Brd of Trustees, Ser B	3.00%	10/01/41	1,431,890
6,000,000	Walker Cnty AL Econ & Indl Dev Auth Sol Wst Disp Rev Var AL Pwr Co Plant Gorgas Proj, AMT (c)	4.00%	08/01/63	6,000,000
				104,759,039
	Arizona — 2.1%
2,000,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (d)	5.00%	07/01/49	1,848,759
395,000	AZ St Indl Dev Auth Edu Rev Cadence Cmps Proj, Ser A (d)	4.00%	07/15/30	394,419
925,000	AZ St Indl Dev Auth Edu Rev Cadence Cmps Proj, Ser A (d)	4.00%	07/15/40	839,415
175,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Fire Mesa & Red Rock Cmps Proj, Ser A	5.00%	07/15/39	175,422
385,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Pebble, Ser A (d)	4.00%	07/15/30	381,968
500,000	AZ St Indl Dev Auth Edu Rev Macombs Fac Proj Sustainable Bonds, Ser A	4.00%	07/01/41	458,790
375,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (d)	5.00%	07/01/37	377,265
225,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (d)	5.00%	07/01/26	226,240
1,030,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser G (d)	5.00%	07/01/37	1,036,220
500,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (d)	4.00%	07/15/51	365,832
1,100,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (d)	4.00%	07/15/56	779,752
800,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of LV Aliante & Skye Canyon Cmps Proj, Ser A (d)	4.00%	12/15/51	618,778
325,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund Sustainable Bonds, Ser A	5.00%	11/01/41	343,021
360,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund Sustainable Bonds, Ser A	5.00%	11/01/42	375,233
500,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund Sustainable Bonds, Ser A	5.00%	11/01/43	516,198
1,165,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund Sustainable Bonds, Ser A	5.00%	11/01/49	1,184,644
595,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Sustainable Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/38	585,867
3,800,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Sustainable Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/46	3,432,684
2,000,000	Chandler AZ Indl Dev Auth Indl Dev Rev Var Intel Corp Proj, Ser 2022-2, AMT (Mandatory put 09/01/27)	5.00%	09/01/52	2,033,730
4,000,000	Glendale AZ Indl Dev Auth Sr Living Facs Rev Ref Sun Hlth Svcs, Ser A	5.00%	11/15/42	4,018,117
985,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/34	989,814
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Horizon Cmnty Learning Ctr Proj	5.00%	07/01/35	501,860
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Sch Proj	4.00%	07/01/34	502,274
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (d)	5.00%	07/01/39	1,016,933
2,200,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (d)	5.00%	07/01/49	2,126,620
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona (Continued)
$100,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (d)	4.00%	07/01/26	$99,691
1,475,000	Maricopa Cnty AZ Indl Dev Auth Ref Banner Hlth Oblig Grp, Ser A	4.00%	01/01/38	1,476,279
1,000,000	Phoenix AZ Civic Impt Corp Arpt Rev Ref Junior Lien	5.00%	07/01/39	1,128,888
100,000	Phoenix AZ Indl Dev Auth Edu Rev Fac Legacy Trad Schs Projs, Ser A (d)	4.00%	07/01/26	100,215
3,655,000	Phoenix AZ Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (d)	5.00%	07/01/35	3,655,620
2,500,000	Phoenix AZ Indl Dev Auth Hotel Rev Sr Falcon Properties LLC Proj, Ser A (d)	4.00%	12/01/41	1,915,402
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/32	311,954
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/33	311,171
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/34	310,269
850,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/35	875,807
700,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/44	701,509
200,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Ref Downtown Phoenix Stdt Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/26	201,501
1,500,000	Salt River AZ Proj Agric Impt & Pwr Dist Elec Sys Rev Salt River Proj, Ser C (e)	5.00%	01/01/51	1,591,733
1,000,000	Tempe AZ Indl Dev Auth Rev Ref Friendship Vlg of Tempe Proj, Ser A	4.00%	12/01/38	942,006
2,150,000	Yuma AZ Indl Dev Auth Hosp Rev Ref Yuma Regl Med Ctr, Ser A	5.25%	08/01/49	2,260,039
				41,011,939
	California — 6.2%
1,245,000	Burbank CA Wtr & Pwr Elec Rev	5.00%	06/01/43	1,321,548
2,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser A-1 (Mandatory put 08/01/28)	4.00%	05/01/53	2,045,327
2,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser A-1 (Mandatory put 04/01/32)	5.00%	05/01/54	2,179,625
2,400,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser B-1 (Mandatory put 08/01/31)	4.00%	02/01/52	2,452,857
3,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser B-1 (Mandatory put 08/01/29)	5.00%	07/01/53	3,173,856
2,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bonds Clean Energy Proj, Ser E (Mandatory put 05/01/35)	5.00%	10/01/56	2,204,119
2,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bonds Clean Energy Proj, Ser F (e)	5.00%	11/01/33	2,188,365
3,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Var Sustainable Bond Clean Energy Proj Rev Bonds, Ser B (Mandatory put 11/01/35)	5.00%	03/01/56	3,295,627
300,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C (d)	4.50%	07/01/26	301,185
2,000,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (d)	5.00%	07/01/43	2,003,387
455,000	CA Sch Fin Auth Sch Fac Rev Ref Hth Learning Proj, Ser A (d)	4.00%	07/01/26	454,623
800,000	CA Sch Fin Auth Sch Fac Rev Ref Hth Learning Proj, Ser A (d)	5.00%	07/01/32	811,295
655,000	CA Sch Fin Auth Sch Fac Rev, Ser A (d)	5.00%	07/01/40	664,669
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$225,000	CA St Enterprise Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/37	$227,157
2,000,000	CA St Enterprise Dev Auth Lease Rev Riverside Cnty Mead Vly Wellness Vlg Proj, Ser A	5.00%	11/01/44	2,154,084
1,250,000	CA St Hlth Facs Fing Auth Rev Ref El Camino Hlth, Ser A	5.00%	02/01/42	1,363,433
445,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (a)	5.38%	07/01/34	445,185
200,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj (d)	4.00%	07/01/26	198,869
500,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj, Ser A (d)	5.00%	07/01/38	497,862
1,000,000	CA St Muni Fin Auth Ref Palomar Hlth, Ser A, AG, COPS	5.25%	11/01/35	1,093,625
200,000	CA St Muni Fin Auth Rev Channing House Proj, Ser B	5.00%	05/15/37	204,170
1,125,000	CA St Muni Fin Auth Rev Ref CA Baptist Univ, Ser A (d)	5.00%	11/01/35	1,194,549
600,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	602,825
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/36	1,002,512
680,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	715,921
1,000,000	CA St Muni Fin Auth Sol Wst Disp Rev Var Wst Mgmt Inc Proj Remk, Ser A, AMT (Mandatory put 12/01/25)	3.80%	11/01/46	999,707
1,000,000	CA St Muni Fin Auth Sol Wst Disp Rev Var Wst Mgmt Inc Remk, Ser A, AMT (Mandatory put 10/02/28)	3.45%	10/01/41	1,002,527
2,750,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	2,780,584
1,000,000	CA St Muni Fin Auth Stdt Hsg Rev Sustainable Bond Orchard Park Stdt Hsg Proj, BAM	4.00%	05/15/40	1,006,615
750,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Var Rep Svcs Inc Proj Remk, Ser A-2, AMT (Mandatory put 01/15/26) (d)	3.45%	11/01/42	749,856
5,990,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Plant Bonds, AMT (d)	5.00%	07/01/37	5,995,556
1,000,000	CA St Pub Wks Brd Lease Rev Various Capital Proj, Ser B	4.00%	05/01/37	1,035,377
350,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (d)	5.00%	12/01/30	353,156
450,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (d)	5.00%	12/01/33	464,807
500,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (d)	5.00%	11/01/32	509,994
100,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	102,259
195,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	199,363
2,000,000	Centrl Vly CA Energy Auth Cmdy Sply Rev Var (Mandatory put 08/01/35)	5.00%	12/01/55	2,214,001
370,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/30	387,292
300,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/38	326,509
250,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/39	270,783
1,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev The Link Glendale Sustainable Bonds, Ser A-2 (d)	4.00%	07/01/56	773,829
1,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev Union S Bay Sustainable Bonds, Ser A-2 (d)	4.00%	07/01/56	816,805
1,000,000	Elk Grove CA Fin Auth Spl Tax Rev Cmnty Facs Dt No 2005-1 Laguna Ridge	5.00%	09/01/44	1,033,612
165,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/39	165,059
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$170,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/40	$167,452
175,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/41	169,563
1,000,000	Fontana CA Spl Tax Cmnty Facs Dt #109	5.00%	09/01/44	1,035,084
250,000	Fontana CA Spl Tax Spl Tax The Meadows	4.00%	09/01/27	253,383
265,000	Fontana CA Spl Tax Spl Tax The Meadows	4.00%	09/01/28	270,404
280,000	Fontana CA Spl Tax Spl Tax The Meadows	4.00%	09/01/29	287,384
535,000	Fontana CA Spl Tax Spl Tax The Meadows	4.00%	09/01/36	540,732
2,000,000	Irvine CA Facs Fing Auth Lease Rev Gateway Preserve Land Acq Proj, Ser A	5.25%	05/01/43	2,012,214
175,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/31	187,775
365,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/32	390,382
125,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/34	132,716
1,000,000	Kern CA Cmnty Clg Dist, Ser D	5.25%	08/01/40	1,117,905
825,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Impt Area #1 Mountain House Sch Facs	5.00%	09/01/42	834,353
1,045,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/49	939,753
190,000	Los Angeles CA Dept of Arpts Arpt Rev Prerefunded Subord Ref, Ser D, AMT (Pre-refunded maturity 11/15/31)	5.00%	05/15/33	208,410
1,340,000	Los Angeles CA Dept of Arpts Arpt Rev Sr Bonds Priv Activity, Ser H, AMT	5.00%	05/15/41	1,414,002
1,500,000	Los Angeles CA Dept of Arpts Arpt Rev Sr Bonds Sustainable Bond Priv Activity, Ser G, AMT	5.00%	05/15/34	1,665,078
1,500,000	Los Angeles CA Dept of Arpts Arpt Rev Sr Bonds Sustainable Bond Priv Activity, Ser G, AMT	5.50%	05/15/35	1,696,564
2,000,000	Los Angeles CA Dept of Arpts Arpt Rev Subord Los Angeles Intl Arpt, Ser F, AMT	5.00%	05/15/36	2,107,696
2,000,000	Los Angeles CA Dept of Arpts Arpt Rev Sustainable Bond Ref Subord Priv Activity, Ser A, AMT	5.25%	05/15/42	2,155,182
3,645,000	Los Angeles CA Dept of Arpts Arpt Rev Unrefunded Subord Ref, Ser D, AMT	5.00%	05/15/31	4,048,855
3,000,000	Los Angeles CA Dept of Arpts Arpt Rev Unrefunded Subord Ref, Ser D, AMT	5.00%	05/15/36	3,273,430
1,000,000	Los Angeles CA Trans	5.00%	06/25/26	1,016,830
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	103,076
175,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/30	182,622
150,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/31	156,518
145,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/32	151,248
165,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/33	171,944
110,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/26	111,876
200,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Rev Grantline 208 Cmnty Fac Dt #2018-1	4.00%	09/01/50	175,578
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2003- 1, Ser A	5.00%	09/01/43	505,744
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2019-1 Phase 2 Pub Impts	4.00%	09/01/33	505,295
215,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/27	217,566
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$225,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/28	$229,100
315,000	Riverside CA Unif Sch Dist Impt Area No 2	5.00%	09/01/39	331,199
480,000	Riverside CA Unif Sch Dist Impt Area No 2	5.00%	09/01/44	493,969
110,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	5.00%	09/01/30	114,763
100,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	5.00%	09/01/31	104,320
350,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	4.00%	09/01/37	351,993
640,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	4.00%	09/01/46	585,542
205,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/32	211,887
310,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/41	298,985
520,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/46	473,807
710,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/51	630,075
260,000	Sacramento CA Spl Tax Greenbriar Cmnty Facs Dist #2018-03 Impt Area #1	4.00%	09/01/30	269,404
220,000	Sacramento CA Spl Tax Greenbriar Cmnty Facs Dist #2018-03 Impt Area #1	4.00%	09/01/31	227,834
315,000	Sacramento CA Spl Tax Greenbriar Cmnty Facs Dist #2018-03 Impt Area #1	4.00%	09/01/32	325,612
515,000	Sacramento CA Spl Tax Greenbriar Cmnty Facs Dist #2018-03 Impt Area #1	4.00%	09/01/33	529,336
615,000	Sacramento CA Spl Tax Greenbriar Cmnty Facs Dist #2018-03 Impt Area #1	4.00%	09/01/35	625,318
500,000	Sacramento CA Transient Occupancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/35	526,513
1,435,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Sr Priv Activity, Ser B, AMT	5.25%	07/01/35	1,636,873
750,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Sr Priv Activity, Ser B, AMT	5.25%	07/01/37	863,413
1,500,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Sr Priv Activity, Ser B, AMT	5.25%	07/01/40	1,677,538
4,285,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref Second Ser San Francisco Intl, Ser A, AMT	5.25%	05/01/40	4,707,726
1,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref, Ser A, AMT	5.00%	05/01/34	1,093,262
7,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/39	7,295,236
700,000	San Francisco CA City & Cnty Dev Spl Tax Dist No Mission Rock Fac and Svcs, Ser A (d)	4.00%	09/01/41	663,561
185,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/29	188,542
145,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/30	148,157
335,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/31	342,109
245,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/32	249,736
300,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/33	304,869
525,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/42	492,183
280,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	283,883
800,000	San Luis Obispo CA Cmnty Facs Dist #2019-1 Spl Tax	4.00%	09/01/36	811,844
2,110,000	San Luis Obispo Cnty CA Fing Auth Lease Rev Multiple Capital Projs Ref, Ser A	5.25%	11/15/40	2,368,351
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,665,000	San Luis Obispo Cnty CA Fing Auth Lease Rev Multiple Capital Projs Ref, Ser A	5.25%	11/15/41	$1,848,354
1,000,000	Tobacco Securitization Auth Nthrn CA Tobacco Stlmt Rev Ref Sr Bonds Sacramento Co Tobacco Secur Corp Class 1, Ser A	4.00%	06/01/37	991,739
1,000,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Asset Securitization Corp, Class 1, Ser A	5.00%	06/01/34	1,061,135
1,500,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Asset Securitization Corp, Class 1, Ser A	5.00%	06/01/35	1,580,106
1,050,000	Victor CA Elem Sch Dist Cmnty Facs Dist Spl Tax Ref 2005-1, BAM	5.00%	09/01/46	1,072,923
				118,202,177
	Colorado — 5.6%
750,000	Adams & Arapahoe Cntys Co Jt Sch Dist #28J Aurora, BAM, COPS	5.25%	12/01/42	817,598
4,000,000	Adams & Weld Cntys Co Sch Dist #27J Brighton	5.00%	12/01/40	4,001,968
1,640,000	Adams Cnty CO, COPS	5.00%	12/01/41	1,792,273
880,000	Adams Cnty CO Sch Dist #14	5.50%	12/01/38	1,030,496
1,120,000	Allison Vly Met Dist #2 CO Ref	4.70%	12/01/47	1,040,190
600,000	Aurora CO Animal Shelter Proj, COPS	5.25%	12/01/45	650,424
1,000,000	Bennett Ranch Met Dist #1 Co, Ser A (a)	5.00%	12/01/51	863,950
1,340,000	Brighton Crossing Met Dist #6 CO, Ser A	5.00%	12/01/50	1,291,225
455,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/25	455,661
250,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/26	255,533
150,000	Canyons Met Dist #5 CO Ref, Ser A, BAM	5.00%	12/01/44	155,438
1,010,000	Cathedral Pines CO Met Dist Ref	5.00%	12/01/37	1,017,473
880,000	Centrl Weld Cnty CO Wtr Dist Rev, AG	4.00%	12/01/38	896,440
2,115,000	Cherry Creek CO Sch Dist #5	5.25%	12/15/43	2,356,778
495,000	CO Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/25	495,719
450,000	CO Springs CO Sch Dist #11, BAM, COPS	5.00%	12/15/41	487,403
500,000	CO Springs CO Sch Dist #11, BAM, COPS	5.00%	12/15/42	535,726
1,000,000	CO Springs CO Sch Dist #11, BAM, COPS	5.25%	12/15/48	1,061,365
1,920,000	CO St Eductnl & Cultural Facs Auth Rev Chrt Sch Loveland Classical Schs Proj (d)	5.00%	07/01/36	1,930,365
660,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (d)	5.00%	12/15/28	660,786
2,245,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (d)	5.00%	12/15/35	2,246,684
4,000,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (d)	5.00%	12/15/45	3,911,788
1,000,000	CO St Hlth Facs Auth Rev Craig Hosp Proj, Ser A (e)	5.00%	12/01/44	1,043,469
4,215,000	CO St Hlth Facs Auth Rev Ref Adventhealth Oblig, Ser A	4.00%	11/15/38	4,266,840
1,245,000	CO St Hlth Facs Auth Rev Ref Christian Living Neighborhoods Proj	5.00%	01/01/31	1,246,407
505,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A	5.00%	12/01/39	548,613
250,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/35	264,237
4,630,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/39	4,589,363
1,500,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/34	1,591,923
2,290,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/44	2,329,751
1,750,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-2	4.00%	08/01/49	1,529,519
1,000,000	CO St Hlth Facs Auth Rev Ref Covenant Living Cmntys and Svcs	5.00%	12/01/35	1,086,287
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$1,040,000	CO St Hlth Facs Auth Rev Ref Covenant Living Cmntys and Svcs	5.13%	12/01/45	$1,056,385
350,000	CO St Hlth Facs Auth Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/26	352,371
1,580,000	CO St Hlth Facs Auth Rev Ref Intermountain Hlth, Ser A	5.00%	05/15/44	1,654,811
1,800,000	CO St Hlth Facs Auth Rev Ref Intermountain Hlth, Ser A	5.00%	05/15/45	1,872,816
7,580,000	CO St Hlth Facs Auth Rev Ref Scl Hlth Sys, Ser B	4.00%	01/01/40	7,565,214
405,000	CO St Hlth Facs Auth Rev Ref, Ser A	5.00%	05/15/37	431,841
400,000	CO St Hlth Facs Auth Rev Ref, Ser A	5.00%	05/15/39	419,082
325,773	CO St Hlth Facs Auth Rev Sr Living Ralston Creek Arvada Proj, Ser A (a) (b)	5.25%	11/01/32	6,515
500,000	CO St Hlth Sciences Fac, Ser A, COPS	5.00%	11/01/44	536,565
1,755,000	CO St, Ser A, COPS	3.00%	12/15/36	1,661,992
5,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/32	5,270,089
5,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/34	5,232,402
750,000	Denver City & Cnty CO Arpt Rev Ref Subord, Ser B, AMT	5.25%	11/15/36	842,415
500,000	Denver City & Cnty CO Arpt Rev Ref Subord, Ser B, AMT	5.50%	11/15/41	550,308
900,000	Denver City & Cnty CO Arpt Rev Ref, Ser D, AMT	5.50%	11/15/33	1,039,492
1,300,000	Denver City & Cnty CO Arpt Rev Ref, Ser D, AMT	5.75%	11/15/41	1,438,116
1,500,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.50%	11/15/42	1,628,633
2,000,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.00%	11/15/47	2,060,130
1,787,000	Denver CO Intl Busn Ctr CO Met Dist #1 Subord, Ser B	6.00%	12/01/48	1,796,690
250,000	Eagle Cnty CO, COPS	5.25%	12/01/39	283,354
1,000,000	Eagle Cnty CO, COPS	5.25%	12/01/44	1,087,758
350,000	El Paso Cnty CO Sch Dist #20	5.25%	12/15/41	392,747
385,000	El Paso Cnty CO Sch Dist #20	5.25%	12/15/42	427,828
375,000	El Paso Cnty CO Sch Dist #20	5.25%	12/15/43	413,000
2,000,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (d)	5.00%	12/01/51	1,877,380
225,000	Flying Horse CO Met Dist #2 Ref, Ser A, AG	4.00%	12/01/38	228,367
1,000,000	Jefferson Ctr CO Met Dist #1 Spl Rev, Ser A-2	4.38%	12/01/47	919,667
170,000	Lorson Ranch Met Dist #2 CO	5.00%	12/01/27	172,539
1,700,000	Nexus N at Dia Met Dist CO	5.00%	12/01/51	1,593,527
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/31	150,242
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/34	150,242
155,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/35	155,250
420,000	Park Creek CO Met Dist Rev Sr, Ser A	5.00%	12/01/30	445,617
500,000	Park Creek Met Dist CO Ltd Property Tax Supported Rev Sr Ref, AG	5.00%	12/01/41	535,506
1,300,000	Park Creek Met Dist CO Ltd Property Tax Supported Rev Sr, Ser A, AG	5.00%	12/01/43	1,369,897
920,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/40	947,752
1,195,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/50	1,231,047
500,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (d)	4.13%	12/15/27	501,379
2,500,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (d)	5.00%	12/15/41	2,505,787
500,000	Ravenna CO Met Dist Ref, AG	5.00%	12/01/38	542,336
1,000,000	Sagebrush Farm Met Dist #1 CO Sr Bonds, Ser A	6.38%	12/01/42	1,050,316
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$250,000	Sand Creek CO Met Dist, AG	5.00%	12/01/36	$275,411
300,000	Sand Creek CO Met Dist, AG	5.00%	12/01/37	328,246
300,000	Sand Creek CO Met Dist, AG	5.00%	12/01/38	326,933
1,650,000	Silverthorne CO, COPS	5.00%	12/01/44	1,753,477
175,000	Sterling Hills CO W Met Dist Ref	5.00%	12/01/32	181,515
800,000	Sterling Ranch Cmnty Auth Brd CO Spl Assmnt Rev Spl Impt Dist No 1	5.63%	12/01/43	821,565
1,800,000	Takoda CO Met Dist Ref	6.00%	12/01/36	1,900,906
500,000	Telluride CO, COPS	5.00%	12/01/43	531,156
825,000	Third Creek Met Dist #1 CO Sr Bonds, Ser A-1 (a)	4.50%	12/01/37	741,533
825,000	Third Creek Met Dist #1 CO Sr Bonds, Ser A-1 (a)	4.50%	12/01/42	686,428
625,000	Trails at Crowfoot Met Dist #3 Co Ref, Ser A, AG	5.00%	12/01/39	672,774
				107,069,041
	Connecticut — 1.7%
2,000,000	CT St Hlth & Eductnl Facs Auth Rev Covenant Home Inc, Ser B	5.00%	12/01/40	2,023,453
445,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare, Ser A	5.00%	07/01/34	476,176
5,130,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser R	4.00%	07/01/42	5,027,432
2,445,000	CT St Spl Tax Oblig Rev, Ser A	5.00%	05/01/41	2,620,041
1,680,000	CT St Spl Tax Oblig Rev, Ser A	5.25%	07/01/43	1,847,841
500,000	CT St, Ser A	5.00%	03/15/37	579,059
5,145,000	CT St, Ser A	4.00%	04/15/37	5,237,006
5,695,000	CT St, Ser A	4.00%	01/15/38	5,831,014
500,000	CT St, Ser A	5.00%	03/15/38	575,049
965,000	CT St, Ser A	3.00%	01/15/39	882,370
500,000	Harbor Point CT Infra Impt Dist Spl Oblig Rev Ref Harbor Point Proj Ltd (d)	5.00%	04/01/39	507,280
1,750,000	Stamford CT Hsg Auth Ref Mozaic Concierge Living Proj, Ser A	6.00%	10/01/40	1,832,766
4,000,000	Univ of CT CT, Ser A	5.00%	02/15/39	4,274,591
				31,714,078
	Delaware — 0.7%
3,025,000	DE St Econ Dev Auth Retmnt Cmntys Rev Acts Retmnt Life Cmntys Inc, Ser B	5.00%	11/15/43	3,048,806
325,000	DE St Hlth Facs Auth Rev Beebe Med Ctr	5.00%	06/01/26	327,707
4,335,000	DE St Hlth Facs Auth Rev Ref Christiana Hlth Care Sys Oblig Grp, Ser A	5.00%	10/01/35	4,634,851
3,000,000	DE St Hlth Facs Auth Rev Ref Christiana Hlth Care Sys Oblig Grp, Ser A	5.00%	10/01/38	3,170,351
1,320,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (d)	5.00%	07/01/28	1,330,207
				12,511,922
	District of Columbia — 0.7%
2,000,000	Met WA DC Arpts Auth Arpt Sys Rev Ref Arpt Sys Rev, Ser A, AMT	5.00%	10/01/32	2,141,660
3,175,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/33	3,442,388
1,500,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/35	1,707,587
1,390,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.25%	10/01/40	1,555,623
700,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.25%	10/01/42	746,494
3,250,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.25%	10/01/48	3,396,783
				12,990,535
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida — 6.9%
$1,000,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	3.63%	05/01/40	$877,989
575,000	Alachua Cnty FL Hlth Facs Auth CCRC Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/40	541,270
2,945,000	Alachua Cnty FL Hlth Facs Auth Ref Shands Teaching Hosp & Clinics Inc, Ser B-1	5.00%	12/01/37	3,067,433
1,565,000	Ave Maria FL Stewardship Cmnty Dist Capital Impt Rev Phase 4 Master Impt Proj (d)	4.50%	05/01/33	1,604,976
1,000,000	Beach Cmnty Dev Dist FL Capital Impt Rev Ref, AG	5.25%	05/01/44	1,044,356
955,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area One	3.63%	05/01/41	812,325
100,000	Bexley CDD FL Spl Assmnt Rev	4.10%	05/01/26	100,048
2,725,000	Broward Cnty FL Arpt Sys Rev, Ser A, AMT	5.00%	10/01/38	2,853,294
500,000	Broward Cnty FL Port Facs Rev, AMT (e)	5.25%	09/01/42	542,518
750,000	Broward Cnty FL Port Facs Rev, AMT (e)	5.25%	09/01/43	807,281
1,500,000	Broward Cnty FL Port Facs Rev, AMT (e)	5.25%	09/01/44	1,597,241
865,000	Buckhead Trails CDD FL Spl Assmnt	5.60%	05/01/44	874,886
1,500,000	Charlotte Cnty FL Indl Dev Auth Util Sys Rev Town & Country Utils Proj (d)	5.00%	10/01/34	1,530,969
1,490,000	Coco Palms FL CDD Spl Assmnt	4.50%	05/01/32	1,504,604
500,000	Collier Cnty FL Indl Dev Auth NCH Hlthcare Sys Projs, Ser A, AG	5.00%	10/01/40	549,799
800,000	Collier Cnty FL Indl Dev Auth NCH Hlthcare Sys Projs, Ser A, AG	5.00%	10/01/42	864,761
180,000	Creekview CDD FL Spl Assmnt Rev Phase I Proj	3.88%	05/01/27	179,071
1,000,000	Cross Creek N CDD FL Spl Assmnt, Ser 2022	4.50%	05/01/52	934,437
925,000	Cypress Mill CDD FL Spl Assmnt CDD Assmnt Area Two Proj	4.00%	06/15/40	873,072
110,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area One	2.50%	05/01/26	109,180
1,000,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/51	788,581
45,000	Epperson N CDD FL Capital Impt Rev Assmnt Area #2	2.50%	05/01/26	44,647
710,000	Epperson N CDD FL Capital Impt Rev Assmnt Area 1, Ser A-1 (d)	5.00%	11/01/29	725,695
1,780,000	Epperson N CDD FL Capital Impt Rev Assmnt Area 1, Ser A-1 (d)	5.50%	11/01/39	1,841,770
800,000	Epperson N CDD FL Capital Impt Rev Assmnt Area Three, Ser A	3.40%	11/01/41	671,794
1,250,000	Fallschase Cmnty Dev Dist FL Spl Assmnt	3.38%	05/01/41	1,069,888
1,060,000	FL Dev Fin Corp Hlthcare Facs Rev Tampa General Hosp Proj, Ser A	5.00%	08/01/42	1,109,094
155,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/29	156,692
450,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/45	389,113
1,000,000	Fort Pierce FL Utils Auth Ref, Ser A, AG	5.00%	10/01/35	1,109,597
1,000,000	GIR E CDD FL Capital Impt Rev Assmnt Area One	5.30%	05/01/45	996,955
2,000,000	Halifax FL Hosp Med Ctr Ref	5.00%	06/01/36	2,014,037
265,000	Hidden Creek N Cmnty Dev Dist Fl Spl Assmnt, Ser A1	4.25%	11/01/40	253,749
1,500,000	Hillsborough Cnty FL Indl Dev Auth Hlth Sys Rev Ref Baycare Hlth Sys, Ser C	5.00%	11/15/43	1,592,089
2,000,000	Hillsborough Cnty FL Indl Dev Auth Hlth Sys Rev Ref Baycare Hlth Sys, Ser C	5.25%	11/15/49	2,136,750
2,710,000	Hyde Park CDD #1 FL Spl Assmnt	4.00%	05/01/42	2,421,073
1,825,000	JEA FL Elec Sys Rev Ref Sub, Ser III B	5.00%	10/01/31	1,898,398
2,000,000	Kingston One CDD FL Spl Assmnt Area One 2025 Proj Area	5.00%	05/01/35	2,098,880
1,000,000	Lakeland FL Energy Sys Rev Ref	5.00%	10/01/42	1,074,714
2,000,000	Lakeland FL Hosp Sys Rev Ref Lakeland Regl Hlth Sys	5.00%	11/15/41	2,168,025
1,000,000	Lakeland FL Hosp Sys Rev Ref Lakeland Regl Hlth Sys	5.00%	11/15/43	1,061,802
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$2,145,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Lakewood Ranch SE Proj	5.50%	05/01/40	$2,262,907
1,500,000	Lakewood Ranch FL Stewardship Dist Util Rev Sys Acq Proj, AG	5.25%	10/01/48	1,582,293
3,500,000	Lee Cnty FL Arpt Rev, AMT	5.25%	10/01/41	3,781,068
1,000,000	Lee Cnty FL Arpt Rev, AMT	5.25%	10/01/44	1,053,551
2,910,000	Lee Cnty FL Indl Dev Auth Hosp Rev Exchange Ref Lee Hlth Sys, Ser 2019 A-1	5.00%	04/01/44	2,964,894
300,000	Lee Cnty FL Loc Optional Gas Tax Rev	5.00%	08/01/40	321,830
1,250,000	Lee Cnty FL Loc Optional Gas Tax Rev	5.00%	08/01/41	1,328,641
1,085,000	Liberty Cove CDD FL Spl Assmnt Rev Assmnt Area One Proj	5.38%	05/01/44	1,084,341
210,000	Miami World Ctr CDD FL Spl Assmnt	4.75%	11/01/27	212,700
2,000,000	Miami World Ctr CDD FL Spl Assmnt	5.13%	11/01/39	2,035,413
2,000,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/36	2,220,785
2,575,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/38	2,578,491
1,650,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ of Miami, Ser A	5.25%	04/01/47	1,766,988
1,155,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ of Miami, Ser A	5.25%	04/01/48	1,232,955
1,790,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ of Miami, Ser B	5.25%	04/01/41	1,993,273
550,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/32	563,892
1,210,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/37	1,228,352
2,000,000	Miami-Dade Cnty FL Seaport Rev Ref Sr Bonds, Ser A, AMT	5.00%	10/01/42	2,078,851
1,610,000	N Miami Beach FL Spl Oblig Parks Proj	5.00%	11/01/44	1,697,890
605,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/30	609,323
1,375,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	1,376,177
1,500,000	N River Ranch CDD FL Capital Impt Rev Phase 1 Proj, Ser A-1	4.25%	05/01/51	1,332,671
780,000	N Sumter Cnty FL Util Dependent Dist Util Rev Sumter Wtr Conservation Auth Proj, AG	4.00%	10/01/41	789,756
355,000	Nthrn Palm Beach Cnty FL Impt Dist	5.00%	08/01/37	359,903
145,000	Orange Cnty FL Hlth Facs Auth Rev Orlando Hlth Oblig Grp, Ser A	5.00%	10/01/36	161,844
500,000	Orange Cnty FL Hlth Facs Auth Rev Orlando Hlth Oblig Grp, Ser A	5.00%	10/01/37	554,129
1,500,000	Orange Cnty FL Hlth Facs Auth Rev Orlando Hlth Oblig Grp, Ser A	5.00%	10/01/41	1,616,199
2,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Oblig Grp, Ser A	5.00%	10/01/44	2,124,156
1,750,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Oblig Grp, Ser A	5.00%	10/01/45	1,849,189
2,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Oblig Grp, Ser A	5.00%	10/01/46	2,103,207
1,115,000	Palm Beach Cnty FL Hlth Facs Auth Ref Acts Retmnt Life Cmntys Inc Oblig Grp, Ser B	5.00%	11/15/42	1,139,332
1,880,000	Pasco Cnty FL Sch Brd, Ser C, AG, COPS	5.00%	08/01/34	2,059,881
4,250,000	Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj (b) (f)	5.88%	01/01/33	1,657,500
605,000	Pompano Beach FL Rev John Knox Vlg Proj, Ser A	4.00%	09/01/41	551,345
2,290,000	Putnam Cnty FL Dev Auth Ref Seminole Proj, Ser A	5.00%	03/15/42	2,342,869
815,000	Rhodine Road N CDD FL Spl Assmnt 2019 Assmnt Area	4.50%	05/01/40	818,576
500,000	Ridge at Apopka CDD FL Spl Assmnt, Ser 22	5.38%	05/01/42	512,138
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$150,000	Rivington CDD FL Spl Assmnt Rev 2022 Assmnt Area	3.25%	05/01/27	$148,587
205,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/31	200,130
500,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/36	468,329
1,175,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/41	1,024,707
1,500,000	Saint Johns Cnty FL Sch Brd, Ser A, AG, COPS	5.25%	07/01/46	1,599,461
335,000	San Simeon Cmnty Dev Dist FL Spl Assmnt (d)	4.13%	06/15/39	319,575
500,000	Sarasota Natl FL CDD Spl Assmnt Ref	3.50%	05/01/31	504,712
1,795,000	Sarasota Natl FL CDD Spl Assmnt Ref	4.00%	05/01/39	1,791,819
1,615,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.13%	05/01/41	1,516,291
3,635,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.25%	05/01/53	3,143,893
2,730,000	Stoneybrook FL S CDD Spl Assmnt Rev Assmnt Area Two A Proj	5.13%	11/01/34	2,899,720
1,245,000	Summer Woods CDD FL Spl Assmnt Area Two 2020 Proj	4.00%	05/01/50	1,049,417
120,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/31	130,644
200,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/32	216,710
250,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/33	269,325
400,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	4.00%	07/01/38	395,985
300,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	4.00%	07/01/39	296,416
230,000	Tampa FL Rev Ref The Univ of Tampa Proj, Ser A	5.00%	04/01/34	246,906
420,000	Tern Bay CDD FL Spl Assmnt	3.13%	06/15/27	413,776
2,850,000	Tern Bay CDD FL Spl Assmnt	4.00%	06/15/42	2,545,205
665,000	The Heights CDD FL Spl Assmnt Rev CDD	4.00%	01/01/28	666,336
775,000	Tolomato FL CDD Ref 2022A Assmnt Area, Ser A, AG	3.00%	05/01/26	773,622
825,000	Tolomato FL CDD Ref 2022A Assmnt Area, Ser A, AG	3.00%	05/01/28	826,009
635,000	Trout Creek CDD FL Capital Impt Rev	4.00%	05/01/40	601,903
750,000	Two Lakes CDD FL Spl Assmnt	5.00%	05/01/44	767,037
750,000	Two Rivers W CDD FL Spl Assmnt Proj, Ser 2024	5.63%	05/01/44	769,064
1,745,000	Veranda CDD II FL Spl Assmnt Rev Ref Assmt Area 3 Preserve E Proj	5.13%	05/01/44	1,778,057
1,000,000	Villamar CDD FL Spl Assmnt Area Six Proj	5.50%	05/01/44	1,027,975
500,000	Volusia Cnty FL Eductnl Fac Auth Ref Embry Riddle Aeronautical Univ Inc Proj, Ser A	4.00%	10/15/36	508,803
500,000	Volusia Cnty FL Eductnl Fac Auth Ref Embry Riddle Aeronautical Univ Inc Proj, Ser A	4.00%	10/15/37	506,509
850,000	Volusia Cnty FL Eductnl Fac Auth Stetson Univ Inc Proj	5.25%	06/01/41	899,780
1,315,000	Volusia Cnty FL Eductnl Fac Auth Stetson Univ Inc Proj	5.25%	06/01/42	1,383,098
835,000	Westside FL CDD Spl Assmnt Rev Ref (d)	4.10%	05/01/37	820,282
935,000	Westview S CDD FL Spl Assmnt Area One 2023 Proj Area	5.38%	05/01/43	963,691
775,000	Yarborough Lane CDD FL Spl Assmnt Proj, Ser 2024	5.35%	05/01/44	778,281
				133,092,218
	Georgia — 3.9%
8,980,000	Atlanta GA Arpt Passenger Fac Charge Rev Arpt Rev Subord, Ser D, AMT	4.00%	07/01/37	9,025,236
1,000,000	Atlanta GA Arpt Rev Ref, Ser C, AMT	4.00%	07/01/39	992,526
1,000,000	Atlanta GA Arpt Rev Sustainable Bonds, Ser B-1, AMT	5.25%	07/01/42	1,086,521
3,000,000	Atlanta GA Arpt Rev, Ser A	5.00%	07/01/42	3,203,656
2,400,000	Bartow Cnty GA Dev Auth Solid Wst Disp Fac Rev Var GA Pwr Co Plt Bowen Proj, AMT (c)	4.00%	11/01/62	2,400,000
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$3,500,000	Bartow Cnty GA Dev Auth Var Ref GA Pwr Co Plt Bowen Proj Remk, First Ser (Mandatory put 03/08/28)	3.95%	12/01/32	$3,558,524
1,300,000	Brookhaven Dev Auth GA Children’s Hlthcare of Atlanta, Ser A	5.00%	07/01/35	1,391,938
1,000,000	Burke Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Plant Vogtle Proj Remk, 2nd Ser (Mandatory put 03/12/27)	3.38%	11/01/48	1,002,786
875,000	Burke Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Plant Vogtle Proj Remk, 5th Ser (Mandatory put 06/13/28)	3.70%	10/01/32	887,063
1,400,000	Carroll City Cnty GA Hosp Auth Ref Tanner Med Ctr Inc Proj, RANS	5.00%	07/01/41	1,535,712
1,000,000	Carroll City Cnty GA Hosp Auth Ref Tanner Med Ctr Inc Proj, RANS	5.00%	07/01/42	1,085,726
600,000	Columbia Cnty GA Hosp Auth Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser B	5.00%	04/01/31	671,238
250,000	Columbia Cnty GA Hosp Auth Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser B	5.00%	04/01/36	280,774
250,000	Columbia Cnty GA Hosp Auth Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser B	5.00%	04/01/37	279,102
250,000	Columbia Cnty GA Hosp Auth Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser B	5.00%	04/01/38	277,348
500,000	Commerce GA Sch Dist	6.00%	08/01/41	595,517
2,775,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	2,796,308
750,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/34	798,626
890,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/35	944,528
2,525,000	GA St Hsg & Fin Auth Rev Sf Mtge, Ser C	3.25%	12/01/33	2,515,650
40,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc Proj, Ser A	5.00%	02/15/26	40,218
250,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel First Tier, Ser A	4.00%	01/01/36	247,718
1,000,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel First Tier, Ser A	4.00%	01/01/54	855,996
3,625,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 09/01/27)	4.00%	07/01/52	3,677,064
14,500,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 12/01/29)	4.00%	09/01/52	14,910,965
1,700,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 09/01/31)	5.00%	05/01/54	1,839,229
2,500,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 06/01/32)	5.00%	06/01/55	2,739,628
2,795,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser B (Mandatory put 03/01/30)	5.00%	07/01/53	2,996,647
2,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser D (Mandatory put 04/01/31)	5.00%	04/01/54	2,171,451
2,265,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser D (Mandatory put 12/01/30)	5.00%	05/01/54	2,413,757
2,500,000	Monroe Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Scherer Proj Remk, 2nd Ser (Mandatory put 03/06/26)	3.88%	12/01/41	2,505,963
600,000	Muni Elec Auth of GA Plant Vogtle Units 3&4 Proj J Bonds, Ser A, AG	5.00%	07/01/38	656,200
800,000	Muni Elec Auth of GA Ref Proj One Subord Bonds, Ser A	5.00%	01/01/42	844,096
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$750,000	Muni Elec Auth of GA Ref Proj One Subord Bonds, Ser A	5.00%	01/01/43	$782,784
1,750,000	Muni Elec Auth of GA Ref Proj One Subord Bonds, Ser A	5.25%	01/01/49	1,837,829
680,000	Paulding Cnty GA Hosp Auth Ref Antic Ctfs Wellstar Hlth Sys Inc, Ser A	5.00%	04/01/43	713,777
275,000	Priv Clgs & Univs Auth GA Ref Mercer Univ Proj	5.00%	10/01/29	295,586
				74,857,687
	Guam — 0.0%
300,000	Guam Port Auth Port Rev, Ser B, AMT	5.00%	07/01/32	310,333
	Hawaii — 0.2%
3,460,000	HI St Arpts Sys Rev, Ser A, AMT	5.00%	07/01/43	3,515,139
	Idaho — 0.3%
1,265,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/30	1,271,897
1,000,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/37	1,001,867
2,000,000	ID St Hlth Facs Auth Rev Ref St Luke’s Hlth Sys Proj, Ser A	5.00%	03/01/34	2,121,183
2,000,000	ID St Hsg & Fin Assn Sales Tax Rev Transprtn Expansion & Congestion Mitigation Fund, Ser A	5.00%	08/15/48	2,130,492
				6,525,439
	Illinois — 4.4%
1,000,000	Bolingbrook IL Ref, Ser A, AG	5.00%	01/01/31	1,045,161
1,210,000	Bolingbrook IL Ref, Ser A	4.00%	01/01/35	1,169,847
1,000,000	Chicago IL Brd of Edu Dedicated Capital Impt Tax	5.25%	04/01/36	1,087,854
1,250,000	Chicago IL Brd of Edu Dedicated Capital Impt Tax	5.25%	04/01/37	1,349,685
500,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	506,783
1,485,000	Chicago IL Brd of Edu Ref, Ser B	5.00%	12/01/30	1,533,378
500,000	Chicago IL Brd of Edu, Ser A	5.50%	12/01/37	518,857
500,000	Chicago IL Brd of Edu, Ser A	5.50%	12/01/38	516,273
2,600,000	Chicago IL Chicago Wks, Ser A	5.00%	01/01/35	2,709,211
2,000,000	Chicago IL Chicago Wks, Ser A	5.50%	01/01/41	2,039,845
560,000	Chicago IL ETM, Ser A	5.00%	01/01/27	574,672
600,000	Chicago IL Midway Arpt Rev Ref Sr Lien, Ser A, AMT	5.25%	01/01/43	633,482
500,000	Chicago IL Midway Arpt Rev Ref Sr Lien, Ser A, AMT	5.25%	01/01/44	524,549
1,000,000	Chicago IL Midway Arpt Rev Ref Sr Lien, Ser A, AMT	5.25%	01/01/45	1,045,321
1,000,000	Chicago IL Midway Arpt Rev Ref Sr Lien, Ser A, AMT	5.25%	01/01/46	1,042,966
200,000	Chicago IL Midway Arpt Rev Sr Lien Ref, Ser A, AMT, BAM	5.50%	01/01/37	225,772
500,000	Chicago IL Midway Arpt Rev Sr Lien Ref, Ser A, AMT, BAM	5.75%	01/01/42	549,592
325,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien O’Hare Intl Arpt, Ser C, AMT	5.00%	01/01/34	355,418
3,320,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/36	3,449,807
2,100,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/37	2,174,116
1,455,000	Chicago IL O’Hare Intl Arpt Rev Ref, Ser C, AMT	5.00%	01/01/39	1,581,504
1,250,000	Chicago IL O’Hare Intl Arpt Rev Ref, Ser C, AMT	5.25%	01/01/41	1,362,621
1,350,000	Chicago IL Park Dist Ref, Ser A, BAM	4.00%	01/01/32	1,390,237
500,000	Chicago IL Ref, Ser A	5.63%	01/01/29	510,879
645,000	Chicago IL Ref, Ser C	5.00%	01/01/26	647,123
1,500,000	Chicago IL Unrefunded, Ser A	5.00%	01/01/27	1,519,187
1,000,000	Cook Cnty IL Sch Dist #81 Schiller Park, BAM	3.00%	12/01/35	959,445
1,650,000	DuPage Cnty IL Sch Dist #58 Downers Grove	5.50%	12/15/42	1,861,016
325,000	IL St Fin Auth Acad Facs Lease Rev Univ of IL at Urbana Champaign Proj, Ser A	5.00%	10/01/33	347,624
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$850,000	IL St Fin Auth Acad Facs Lease Rev Univ of IL at Urbana Champaign Proj, Ser A	5.00%	10/01/34	$906,225
970,000	IL St Fin Auth Acad Facs Lease Rev Univ of IL at Urbana Champaign Proj, Ser A	5.00%	10/01/35	1,029,745
300,000	IL St Fin Auth Acad Facs Lease Rev Univ of IL at Urbana Champaign Proj, Ser A	5.00%	10/01/36	317,170
845,000	IL St Fin Auth Rev Ref Mercy Hlth Sys Oblig Grp	5.00%	12/01/33	852,935
4,350,000	IL St Fin Auth Rev Township High Sch Dist #207 Proj	4.00%	12/01/38	4,391,696
500,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev CHF Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/27	506,613
95,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev CHF Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/31	96,468
465,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev CHF Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/32	471,746
2,170,000	IL St Hsg Dev Auth Mf Hsg Rev Var S Shore HHDC (Mandatory put 02/01/26)	5.00%	02/01/27	2,179,243
3,175,000	IL St Sales Tax Rev Junior Oblig, Ser A, BAM	3.00%	06/15/34	3,017,639
500,000	IL St Toll Hwy Auth Ref Sr, Ser A	5.00%	01/01/38	561,728
1,500,000	IL St, Ser A	5.00%	12/01/26	1,533,111
2,000,000	IL St, Ser A	4.00%	03/01/38	1,986,357
2,500,000	IL St, Ser A	5.50%	03/01/42	2,697,868
1,750,000	IL St, Ser A	5.50%	03/01/47	1,841,336
750,000	IL St, Ser B	5.25%	05/01/38	817,025
1,000,000	IL St, Ser B	5.25%	05/01/39	1,082,192
1,000,000	IL St, Ser B	5.25%	05/01/45	1,052,528
4,500,000	IL St, Ser C	5.00%	11/01/29	4,671,411
325,000	IL St, Ser D	5.00%	11/01/26	331,594
3,460,000	Kane Cook & DuPage Cntys IL Cmnty Clg Dist #509	4.00%	12/15/40	3,529,237
1,500,000	Lincolnwood IL Tax Incr Allocation Rev NTS Dist 1860 Dev Proj, Ser A, COPS (d)	4.82%	01/01/41	1,478,930
1,175,000	Madison Bond Etc Cntys IL Cmnty Unit Sch Dist #5, Ser B, AG	5.50%	02/01/39	1,268,172
700,000	Madison Bond Etc Cntys IL Cmnty Unit Sch Dist #5, Ser B, AG	5.50%	02/01/40	752,471
1,140,000	Moultrie Shelby & Coles Cntys IL Cmnty Unit Sch Dist #300, BAM	5.00%	12/01/43	1,183,275
875,000	Moultrie Shelby & Coles Cntys IL Cmnty Unit Sch Dist #300, BAM	5.00%	12/01/44	913,271
2,000,000	S Wstrn IL Dev Auth Rev Ref Traid Cmnty USD #2 Proj, Ser B, BAM	5.50%	04/01/42	2,234,678
1,000,000	S Wstrn IL Dev Auth Rev Ref Traid Cmnty USD #2 Proj, Ser B, BAM	5.50%	04/01/43	1,105,888
2,000,000	Sales Tax Securitization Corp IL Ref Second Lien, Ser A, BAM	4.00%	01/01/40	1,971,016
950,000	Sales Tax Securitization Corp IL Ref, Ser C	5.50%	01/01/36	1,011,416
1,025,000	Sales Tax Securitization Corp IL Ref, Ser C	5.25%	01/01/43	1,052,918
885,000	Skokie IL Park Dist, Ser A	5.00%	12/01/34	979,550
510,000	Skokie IL Park Dist, Ser A	5.00%	12/01/35	563,084
1,295,000	Univ of IL IL Revs Auxiliary Facs Sys, Ser A, AG	3.00%	04/01/37	1,200,660
510,000	Univ of IL IL Revs Auxiliary Facs Sys, Ser B, BAM	3.50%	04/01/41	469,337
630,000	Will Cnty IL Forest Preserve Dist	5.00%	12/15/41	682,128
				83,972,886
	Indiana — 3.0%
3,080,000	Borden Henryville Multi Sch Bldg Corp IN	5.00%	07/15/39	3,317,346
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Indiana (Continued)
$2,000,000	Brownsburg IN 1999 Sch Bldg Corp First Mtge, Ser A	5.00%	07/15/42	$2,147,958
2,000,000	Carmel IN Redev Auth	3.00%	07/15/40	1,839,686
925,000	Columbus IN Multi Sch Bldg Corp First Mtge	5.00%	07/15/39	1,029,698
1,000,000	Columbus IN Multi Sch Bldg Corp First Mtge	5.00%	01/15/45	1,053,578
4,550,000	E Allen IN Multi Sch Bldg Corp First Mtgs	5.00%	07/15/43	4,806,428
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (d)	5.30%	01/01/32	245,740
2,000,000	Fort Wayne IN Redev Auth Lease Rental Rev Riverfront Phase II Proj	5.00%	12/15/41	2,117,675
750,000	Franklin Twp IN Multi Sch Bldg Corp First Mtge	5.00%	07/15/40	821,583
1,000,000	Franklin Twp IN Multi Sch Bldg Corp First Mtge	5.00%	07/15/41	1,084,923
1,010,000	Franklin Twp IN Multi Sch Bldg Corp First Mtge	5.00%	07/15/42	1,085,488
1,210,000	Franklin Twp IN Multi Sch Bldg Corp First Mtge	5.00%	07/15/43	1,303,915
3,000,000	IN Fin Auth Midwestern Disaster Relief Rev OH Vly Elec Corp Proj Remk, Ser A	4.25%	11/01/30	3,069,814
1,160,000	IN St Fin Auth Econ Dev Rev Ref Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 12/01/25)	3.80%	05/01/28	1,159,598
1,500,000	IN St Fin Auth Envrnmntl Rev Ref Var Duke Energy IN Inc Proj Remk, Ser A-1, AMT (Mandatory put 06/01/32)	4.50%	05/01/35	1,512,379
1,555,000	IN St Fin Auth Hlth Fac Rev Margaret Mary Hlth Proj, Ser A	5.00%	03/01/31	1,666,638
1,000,000	IN St Fin Auth Hlth Fac Rev Margaret Mary Hlth Proj, Ser A	5.50%	03/01/39	1,090,298
2,000,000	IN St Fin Auth Hlth Sys Rev IN Univ Hlth, Ser A	5.00%	10/01/43	2,132,150
430,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/36	426,836
1,330,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/37	1,318,980
1,000,000	IN St Fin Auth Hosp Rev Reid Hlth, AG	5.00%	01/01/40	1,058,023
500,000	IN St Fin Auth Rev Marian Univ Proj, Ser A	5.00%	09/15/34	515,666
4,250,000	IN St Hsg & Cmnty Dev Auth Sf Mtge Rev Var Remk, Ser C-3 (c)	4.00%	07/01/47	4,250,000
2,800,000	IN St Muni Pwr Agy Ref, Ser A	5.00%	01/01/42	2,820,217
3,000,000	Indianapolis IN Loc Pub Impt Bond Bank Ref Unlimited Ad Valorem Property Tax Supported Proj, Ser D (e)	5.00%	01/15/38	3,387,500
5,000,000	IPS Multi Sch Bldg Corp IN Sustainable Bond First Mtge	5.00%	07/15/42	5,367,809
1,080,000	Msd Warren Twp IN Vision 2005 Sch Bldg Corp Rev	3.00%	07/10/35	1,036,391
2,485,000	Northern IN Commuter Transprtn Dist Indl Rev	5.25%	01/01/49	2,665,723
1,000,000	Penn IN High Sch Bldg Corp 1st Mtge Bonds, Ser A	5.00%	07/15/42	1,063,974
1,500,000	Sunman Dearborn IN High Sch Bldg Corp First Mtge	5.00%	07/15/41	1,611,682
1,500,000	Whiting IN Envrnmntl Facs Rev Ref BP Products N America Inc Proj, Ser A, AMT (Mandatory put 06/05/26)	5.00%	12/01/44	1,517,694
				58,525,390
	Iowa — 0.9%
2,385,000	Coralville IA Ref, Ser A	5.00%	05/01/38	2,391,493
2,000,000	Dallas Ctr IA Grimes Cmnty Sch Dist	3.00%	05/01/39	1,811,775
4,000,000	IA St Brd Regents Hosp Rev Univ of IA Hlth Cares Hosp Sys, Ser A	5.00%	09/01/40	4,370,476
3,000,000	IA St Fin Auth Midwstrn Disaster Area Rev Ref IA Fertilizer Co Proj (Pre-refunded maturity 12/01/32)	5.00%	12/01/50	3,457,637
2,500,000	St Univ of IA Univ Rev Ref the St Univ of IA, Ser S.U.I. 2025	5.00%	07/01/46	2,646,891
1,060,000	Univ of IA IA Facs Corp Museum of Art Proj	3.00%	06/01/38	965,465
1,085,000	Univ of IA IA Facs Corp Museum of Art Proj	3.00%	06/01/39	961,882
				16,605,619
	Kansas — 0.6%
1,120,000	Douglas Cnty KS, Ser A	5.00%	09/01/40	1,235,327
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kansas (Continued)
$1,025,000	Douglas Cnty KS, Ser A	5.00%	09/01/41	$1,119,545
1,240,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/29	1,251,407
1,470,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/30	1,483,463
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/31	508,506
625,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/32	634,418
575,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/33	580,808
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/34	502,563
525,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/35	525,690
600,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/36	592,563
2,000,000	Wyandotte Cnty KS Kansas City Unif Govt Spl Oblg Rev Ref Vlg E Proj Areas 2B 3 5 (d)	5.75%	09/01/39	2,087,056
150,000	Wyandotte Cnty KS Unif Sch Dist #202, Ser A, AG (Pre-refunded maturity 09/01/27)	5.00%	09/01/32	156,573
				10,677,919
	Kentucky — 2.6%
1,350,000	Ashland KY Med Ctr Rev Ref Ashland Hosp Corp DBA Kings Daughters Med Ctr, AG	3.00%	02/01/40	1,221,697
5,100,000	Boyle Cnty KY Eductnl Facs Rev Ref Ctr Clg, Ser A	5.25%	06/01/43	5,380,186
2,000,000	Jefferson Cnty KY Sch Dist Fin Corp Sch Bldg Rev, Ser B	3.00%	12/01/38	1,824,912
145,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/28	149,908
2,950,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/46	2,985,498
625,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	626,264
1,480,000	KY St Hsg Corp Sf Mtge, Ser C	4.00%	07/01/39	1,479,712
4,545,000	KY St Muni Energy Agy Pwr Sys Rev Energy Ctr I Proj	5.00%	01/01/44	4,779,020
1,500,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser A-1 (Mandatory put 02/01/32)	5.25%	04/01/54	1,654,819
2,000,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser B (Mandatory put 08/01/32)	5.00%	01/01/55	2,173,732
6,300,000	KY St Pub Energy Auth Gas Sply Rev Var, Ser C (Mandatory put 02/01/28)	4.00%	02/01/50	6,407,937
1,500,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Norton Hlthcare Inc, Ser A	4.00%	10/01/39	1,463,756
1,300,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/40	1,406,087
1,000,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/41	1,072,067
290,000	Louisville & Jefferson Cnty KY Met Swr Dist Swr & Drain Sys Sustainable Bond, Ser A	5.00%	05/15/29	313,671
16,200,000	Meade Cnty KY Indl Bldg Rev Var Nucor Steel Brandenburg Proj Sustainable Bond, Ser B-1 (c)	4.40%	08/01/61	16,200,000
1,000,000	Trimble Cnty KY Envrnmntl Facs Rev Var Louisville Gas & Elec Co Proj, Ser A, AMT (Mandatory put 06/01/27)	4.70%	06/01/54	1,007,475
				50,146,741
	Louisiana — 1.0%
3,690,000	E Baton Rouge Parish LA Capital Impts Dist Movebr Sales T	5.00%	08/01/48	3,881,286
6,500,000	E Baton Rouge Parish LA Swr Commn Rev Ref, Ser A	4.00%	02/01/45	6,336,291
1,700,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Hosp Womans Fdtn Proj, Ser A	5.00%	10/01/37	1,731,593
1,500,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Westlake Chemical Corp Proj Remk	3.50%	11/01/32	1,480,943
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Louisiana (Continued)
$1,525,000	LA St Pub Facs Auth Sol Wst Disp Fac Rev Var Elementus Minerals LLC Proj (Mandatory put 11/01/25) (d)	5.00%	10/01/43	$1,525,000
2,000,000	Lafayette LA Utils Rev Electric Projs, AG	5.00%	11/01/46	2,106,364
1,330,000	Lafayette Parish LA Sch Brd Sales Tax Rev	5.50%	04/01/45	1,453,775
				18,515,252
	Maine — 0.1%
2,400,000	Bar Harbor ME	5.00%	09/01/49	2,557,932
	Maryland — 1.0%
565,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/39	560,215
650,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/40	630,400
685,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/34	697,663
650,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/36	656,259
2,020,000	Baltimore MD Spl Oblig Ref E Baltimore Rsrch Park Proj, Ser A	5.00%	09/01/38	2,039,713
135,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (d)	2.85%	06/01/26	134,047
2,000,000	Cmnty Dev Admin MD Mf Dev Rev Sustainable Bonds Vlgs at Marley Station, Ser D-2	3.30%	01/01/29	2,018,012
750,000	MD St Dept of Transprtn BWI Thurgood Marshall Arpt Proj, Ser A, AG, AMT	5.25%	08/01/41	823,686
750,000	MD St Dept of Transprtn BWI Thurgood Marshall Arpt Proj, Ser A, AG, AMT	5.25%	08/01/42	815,982
2,660,000	MD St Econ Dev Corp Stdt Hsg Rev College Park Leonard Town Proj, AG	5.00%	07/01/40	2,833,940
3,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Meritus Hlth Issue	5.00%	07/01/38	3,349,888
250,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/35	249,861
225,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/36	222,978
750,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/46	663,867
1,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Univ of MD Med Sys Issue, Ser A	5.00%	07/01/40	1,108,674
1,500,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Univ of MD Med Sys Issue, Ser A	5.00%	07/01/41	1,646,029
1,480,000	WA MD Suburban San Dist Consol Pub Impt	3.00%	06/01/39	1,366,491
				19,817,705
	Massachusetts — 0.8%
1,000,000	MA St Dev Fin Agy Rev Lasell Vlg Inc	5.25%	07/01/45	1,023,829
160,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (d)	5.00%	11/15/28	164,986
2,000,000	MA St Dev Fin Agy Rev Ref UMass Memorial Hlth Care Oblig Grp, Ser N-1	5.00%	07/01/41	2,132,157
1,935,000	MA St Dev Fin Agy Rev Ref UMass Memorial Hlth Care Oblig Grp, Ser N-1	5.00%	07/01/45	1,998,173
500,000	MA St Dev Fin Agy Rev Tufts Univ Stdt Hsg Proj Prg Medford Properties Inc	5.25%	06/01/41	550,912
2,500,000	MA St Dev Fin Agy Rev Var Amherst Clg Issue, Ser A (Mandatory put 11/01/35)	5.00%	11/01/55	2,946,712
3,920,000	MA St Port Auth Ref, Ser A, AMT	5.00%	07/01/32	4,165,712
1,555,000	MA St Port Auth, Ser C, AMT	5.00%	07/01/31	1,654,518
				14,636,999
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Michigan — 2.3%
$1,620,000	Charles Stewart Mott MI Cmnty Clg Ref, AG	5.00%	05/01/41	$1,782,960
155,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/36	159,831
2,500,000	Grand Rapids MI Santn Swr Sys Rev	5.00%	01/01/43	2,560,142
2,000,000	Great Lakes MI Wtr Auth Sewage Disposal Sys Rev Ref Sr Lien, Ser A	5.00%	07/01/37	2,265,912
1,415,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Sr Lien, Ser A	5.00%	07/01/38	1,606,337
1,000,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Sr Lien, Ser C	5.00%	07/01/31	1,014,550
1,070,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Sr Lien, Ser C	5.25%	07/01/43	1,184,065
1,000,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Sr Lien, Ser C	5.25%	07/01/44	1,098,828
650,000	Howell MI Pub Schs, Ser II	5.00%	05/01/39	735,359
500,000	Howell MI Pub Schs, Ser II	5.00%	05/01/40	558,181
4,965,000	Kalamazoo MI Hosp Fin Auth Unrefunded Ref Bronson Hlthcare Grp	4.00%	05/15/36	4,968,546
1,325,000	Kentwood MI	5.00%	10/01/43	1,417,620
1,195,000	Lake Shore MI Pub Schs, Ser I	5.00%	11/01/37	1,324,813
1,000,000	Lakeview MI Pub Sch Dist	3.00%	11/01/35	958,678
1,000,000	L’Anse Creuse MI Pub Schs, Ser I	5.00%	05/01/42	1,089,518
500,000	MI St Fin Auth Act 38 Facs Sr Rev Sustainable Bonds Henry Ford Hlth Detroit Util Plant Proj	5.25%	02/28/42	532,547
890,000	MI St Fin Auth Ltd Oblig Rev Ref Clg for Creative Studies Proj	5.00%	12/01/25	890,262
795,000	MI St Fin Auth Rev Multi Modal McLaren Hlth Care, Ser A	5.00%	02/15/37	836,084
2,000,000	MI St Fin Auth Rev Multi Modal McLaren Hlth Care, Ser A	4.00%	02/15/44	1,871,568
1,070,000	MI St Fin Auth Rev Ref Beaumont Spectrum Consolidation, Ser A	5.00%	04/15/33	1,202,884
1,000,000	MI St Fin Auth Rev Ref CHE Trinity Hlth Credit Grp Remk, Ser 2013-2	4.00%	12/01/35	1,016,930
665,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/36	666,265
2,000,000	MI St Fin Auth Rev Ref Hosp McLaren Hlth Care, Ser B	5.00%	05/15/33	2,002,477
2,500,000	MI St Fin Auth Rev Ref Sr Turbo, Ser A-2	5.00%	06/01/40	2,550,405
3,810,000	Troy MI City Sch Dist	5.00%	05/01/47	3,985,789
4,500,000	Univ of MI MI, Ser A	3.00%	04/01/28	4,500,354
800,000	Wayne Cnty MI Arpt Auth Rev Ref Detroit Met Wayne Cnty Arpt, Ser D, AMT (e)	5.00%	12/01/39	869,930
450,000	Wayne Cnty MI Arpt Auth Rev Ref Detroit Met Wayne Cnty Arpt, Ser D, AMT (e)	5.00%	12/01/43	471,133
				44,121,968
	Minnesota — 0.5%
1,740,000	Minneapolis MN & Saint Paul MN Hsg & Redev Auth Hlth Care Children’s Hlth Care	5.00%	08/15/39	1,926,959
2,000,000	Minneapolis MN & Saint Paul MN Hsg & Redev Auth Hlth Care Children’s Hlth Care	5.00%	08/15/41	2,161,499
950,000	Minneapolis Saint Paul MN Met Arpts Commn Arpt Rev Ref Sub, Ser B, AMT	5.00%	01/01/39	981,241
3,000,000	Minneapolis Saint Paul MN Met Arpts Commn Arpt Rev Subord Priv Activity, Ser B, AMT	5.25%	01/01/42	3,231,773
285,000	MN St Agric & Econ Devbrd HealthPartners Oblig Grp	5.00%	01/01/40	309,183
600,000	Sthrn MN St Muni Pwr Agy Pwr Sply Sys Rev Ref, Ser A	5.00%	01/01/40	675,761
500,000	Sthrn MN St Muni Pwr Agy Pwr Sply Sys Rev Ref, Ser A	5.00%	01/01/41	556,456
				9,842,872
	Mississippi — 0.7%
500,000	Gulfport MS Hosp Fac Rev Memorial Hosp at Gulfport Proj	5.25%	07/01/41	539,594
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Mississippi (Continued)
$500,000	Gulfport MS Hosp Fac Rev Memorial Hosp at Gulfport Proj	5.25%	07/01/42	$534,970
500,000	Gulfport MS Hosp Fac Rev Memorial Hosp at Gulfport Proj	5.25%	07/01/43	530,018
645,000	MS Dev Bk Spl Oblig Lamar Co Sch Dt Go Bond Proj	5.25%	06/01/41	703,158
850,000	MS Dev Bk Spl Oblig Lamar Co Sch Dt Go Bond Proj	5.25%	06/01/42	917,348
4,400,000	MS St Busn Fin Corp Sol Wst Disp Rev Adj Ref MS Pwr Co Proj Remk, AMT (c)	4.00%	05/01/28	4,400,000
5,000,000	MS St Hosp Equipment & Facs Auth Baptist Memorial Hlth Care, Ser A	5.00%	09/01/41	5,010,439
1,150,000	Warren Cnty MS Lease Pur Jail Proj, BAM, COPS	6.00%	09/01/43	1,290,314
				13,925,841
	Missouri — 2.1%
2,000,000	Jackson Cnty MO Consol Sch Dist #4	5.00%	03/01/35	2,051,439
735,000	Jackson Cnty MO Consol Sch Dist #4	5.75%	03/01/39	868,637
690,000	Jackson Cnty MO Consol Sch Dist #4	5.75%	03/01/42	788,127
1,610,000	Jackson Cnty MO Consol Sch Dist #4	5.75%	03/01/43	1,796,606
700,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/31	702,073
1,260,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig Kansas City Intl Arpt Terminal Mod Proj, Ser B, AMT	5.00%	03/01/46	1,269,457
4,310,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig Kansas City Intl Arpt Terminal Mod, Ser A, AMT	5.00%	03/01/31	4,530,625
220,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/30	222,016
1,550,000	Maryville MO Sch Dist #R-II	5.00%	03/01/41	1,632,640
530,000	MO Jt Muni Elec Util Commn Pwr Proj Rev Dogwood Energy Fac Proj, Ser C, BAM	5.00%	06/01/38	602,589
555,000	MO Jt Muni Elec Util Commn Pwr Proj Rev Dogwood Energy Fac Proj, Ser C, BAM	5.00%	06/01/39	628,438
1,000,000	MO Jt Muni Elec Util Commn Pwr Proj Rev Ref Prairie St Proj	5.00%	12/01/39	1,118,498
500,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Cox Health & Oblig Grp, Ser A	5.00%	11/15/37	523,998
550,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Mercy Hlth	5.50%	12/01/42	607,409
950,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref BJC Hlth Sys, Ser A	4.00%	07/01/46	888,096
710,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Mosaic Hlth Sys, Ser A	4.00%	02/15/39	710,935
1,000,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref, Ser C (Mandatory put 05/01/28)	5.00%	05/01/52	1,052,186
1,960,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/29	1,975,863
2,120,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/31	2,142,291
555,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/32	560,035
260,000	MO St Hlth & Eductnl Facs Auth Med Rsrch Lutheran Svcs, Ser A	5.00%	02/01/28	260,758
700,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser A	5.25%	02/01/44	716,222
2,700,000	Phelps Cnty MO Hosp Rev Phelps Hlth	5.75%	12/01/45	2,930,520
2,795,000	Springfield MO Pub Utils Brd, COPS	5.00%	11/01/38	3,135,026
2,000,000	St Charles Cnty MO Pub Wtr Sply Dist #2, COPS	5.00%	12/01/47	2,087,879
2,570,000	St Charles Cnty MO Pub Wtr Sply Dist #2 Pub Wtr Sply Dist No 2, COPS	5.25%	12/01/46	2,741,324
1,295,000	St Louis Cnty MO Spl Oblig Convention Ctr, Ser A	5.25%	12/01/38	1,381,937
1,900,000	St Louis MO Muni Library Dist Ref, BAM, COPS	3.00%	03/15/39	1,662,960
				39,588,584
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Montana — 0.1%
$2,000,000	Forsyth MT Poll Control Rev Ref Puget Sound Energy Proj, Ser A	3.90%	03/01/31	$2,000,694
	Nebraska — 0.2%
3,000,000	Centrl Plains Energy Proj NE Gas Proj Rev Var Ref Proj #4, Ser A (Mandatory put 11/01/29)	5.00%	05/01/54	3,217,419
1,500,000	Centrl Plains Energy Proj NE Gas Sply Rev, Subser A-1 (Mandatory put 08/01/31)	5.00%	08/01/55	1,620,946
				4,838,365
	Nevada — 0.6%
750,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/30	770,407
2,505,000	Clark Cnty NV Arpt Rev Ref, Ser B	5.00%	07/01/38	2,643,652
1,750,000	Clark Cnty NV Poll Control Rev Var Ref NV Pwr CO Proj Remk (Mandatory put 03/31/26)	3.75%	01/01/36	1,752,219
1,035,000	Clark Cnty NV Ref Las Vegas Convention & Visitors Auth, Ser C	3.00%	07/01/33	1,029,782
245,000	Las Vegas NV Spl Impt Dist #816 Summerlin Vlg 22	2.25%	06/01/27	238,973
245,000	Las Vegas NV Spl Impt Dist #816 Summerlin Vlg 22	2.50%	06/01/28	236,164
1,000,000	Las Vegas NV Spl Impt Dist #818 Summerlin Vlg 27	5.00%	12/01/39	1,038,349
325,000	Las Vegas NV Spl Impt Dist #819 Spl Impt Dt #819 Summerlin Vlg 30A	5.00%	06/01/40	327,357
165,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/26	164,795
220,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/27	219,456
260,000	NV Dept of Busn & Ind NV Doral Acdmy, Ser A	5.00%	07/15/27	260,113
950,000	Reno NV Capital Impt Rev Ref, Ser A-1, AG	5.00%	06/01/30	980,348
275,000	Reno NV Capital Impt Rev Ref, Ser A-1, AG	5.00%	06/01/31	283,355
450,000	Reno Tahoe NV Arpt Auth Arpt Rev Tahoe Intl Arpt, Ser B	5.00%	07/01/43	476,327
1,200,000	Reno Tahoe NV Arpt Auth Arpt Rev Tahoe Intl Arpt, Ser B	5.00%	07/01/49	1,244,557
				11,665,854
	New Hampshire — 0.6%
320,000	Natl Fin Auth NH Rev Adventist Hlth Energy Proj, Ser C	5.25%	07/01/41	339,070
1,575,000	Natl Fin Auth NH Rev Adventist Hlth Energy Proj, Ser C	5.25%	07/01/43	1,644,107
5,500,000	Natl Fin Auth NH Sol Wst Disp Rev Var Ref Wst Mgmt Inc Proj Remk, Ser A- 3, AMT (Mandatory put 07/01/26)	4.00%	07/01/33	5,503,841
1,500,000	Natl Fin Auth NH Spl Rev (d)	5.88%	12/15/33	1,511,209
2,000,000	Natl Fin Auth NH Spl Rev The Wildflower Proj, CABS (d)	(g)	12/15/33	1,242,188
1,000,000	NH St Hlth & Edu Facs Auth Rev Ref Dartmouth Hlth Oblig Grp Issue	5.00%	08/01/36	1,139,097
1,000,000	NH St Hlth & Edu Facs Auth Rev Ref Dartmouth Hlth Oblig Grp Issue	5.00%	08/01/37	1,129,995
				12,509,507
	New Jersey — 1.5%
450,000	NJ St Econ Dev Auth Mtr Vehcl Surcharge Rev Ref Sub, Ser A, BAM	5.00%	07/01/28	464,886
2,000,000	NJ St Econ Dev Auth Rev Portal N Bridge Proj NJ Transit Transprtn Proj Bonds, Ser A	5.25%	11/01/40	2,201,959
3,250,000	NJ St Econ Dev Auth Rev Sch Facs Constr Prog, Ser LLL	5.00%	06/15/39	3,440,529
3,880,000	NJ St Econ Dev Auth Rev Sch Facs Constr Prog, Ser LLL	5.00%	06/15/44	4,013,654
1,050,000	NJ St Econ Dev Auth Rev Sustainable Bonds, Ser QQQ	5.00%	06/15/31	1,165,814
750,000	NJ St Econ Dev Auth Wtr Facs Rev Var Ref NJ American Wtr Co Inc Proj Remk, Ser B, AMT (Mandatory put 06/01/28)	3.75%	11/01/34	759,453
2,500,000	NJ St Transprtn Trust Fund Auth Fun Auth Transprtn Prog Bonds, Ser CC	5.25%	06/15/41	2,745,908
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New Jersey (Continued)
$140,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys Bonds, Ser A	5.00%	12/15/39	$147,863
500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/30	534,672
1,000,000	NJ St Transprtn Trust Fund Auth Ref, Ser AA	5.25%	06/15/41	1,121,737
2,250,000	NJ St Transprtn Trust Fund Auth Transprtn Prog Bonds, Ser AA (Pre-refunded maturity 12/15/28)	5.00%	06/15/31	2,423,159
1,000,000	NJ St Transprtn Trust Fund Auth Transprtn Prog Bonds, Ser AA	5.00%	06/15/34	1,063,134
1,700,000	NJ St Transprtn Trust Fund Auth Transprtn Prog, Ser AA	5.00%	06/15/45	1,817,259
1,080,000	NJ St Transprtn Trust Fund Auth Transprtn Prog, Ser CC	5.00%	06/15/44	1,150,623
3,000,000	NJ St Transprtn Trust Fund Auth Transprtn Prog, Ser CC	5.25%	06/15/50	3,193,302
1,290,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser C, AMBAC, CABS	(g)	12/15/25	1,285,506
220,000	NJ St Transprtn Trust Fund Auth, Ser BB (Pre-refunded maturity 12/15/28)	5.00%	06/15/31	236,931
1,000,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/34	1,063,134
				28,829,523
	New Mexico — 0.6%
2,555,000	Albuquerque NM, Ser A	2.50%	07/01/27	2,530,578
2,000,000	Farmington NM Poll Control Rev Var Ref Pub Svc Co NM San Juan Proj Remk, Ser D (Mandatory put 06/01/28)	3.90%	06/01/40	2,023,153
565,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/33	582,420
375,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/34	385,009
300,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/35	305,899
250,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.45%	10/01/26	249,195
260,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.55%	10/01/27	258,405
365,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	5.00%	10/01/33	366,005
825,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	5.00%	06/01/32	870,905
3,000,000	NM St Muni Energy Acq Auth Gas Sply Ref (Mandatory put 11/01/30)	5.00%	06/01/54	3,221,438
				10,793,007
	New York — 6.3%
800,000	Albany NY Capital Res Corp Ref Albany Med Ctr Hosp Proj, Ser A	5.25%	05/01/43	874,971
1,000,000	Albany NY Capital Res Corp Ref Albany Med Ctr Hosp Proj, Ser A	5.25%	05/01/44	1,083,945
1,000,000	Albany NY Capital Res Corp Ref Albany Med Ctr Hosp Proj, Ser A	5.25%	05/01/45	1,077,840
415,000	Build NYC Res Corp NY Rev Sustainable Bond Kipp NYC Pub Sch Facs Canal W Proj	5.00%	07/01/36	442,159
2,000,000	Build NYC Res Corp NY Rev Sustainable Bond Kipp NYC Pub Sch Facs Canal W Proj	5.00%	07/01/42	2,047,103
2,700,000	Chautauqua Cnty NY Capital Res Corp Exempt Facs Rev Var Ref NRG Energy Proj Remk (Mandatory put 04/03/28)	4.25%	04/01/42	2,722,069
495,000	Hudson Yards Infra Corp NY 2nd Indenture Rev Ref, Ser A	5.00%	02/15/37	506,989
1,000,000	Kings Park NY Centrl Sch Dist, Ser B	3.00%	07/15/31	999,037
350,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	5.00%	09/01/35	380,947
250,000	Monroe Cnty NY Indl Dev Corp Rev Ref St John Fisher Univ Proj	5.00%	06/01/44	263,738
630,000	Monroe Cnty NY Indl Dev Corp Rev Ref St John Fisher Univ Proj	5.25%	06/01/49	670,164
375,000	N Babylon NY Union Free Sch Dist	3.00%	07/01/35	368,179
5,000,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Dev Bonds, Ser F-2A (Mandatory put 12/22/26)	3.40%	11/01/62	5,000,067
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$175,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd Gen Resolution, Subser EE-2	5.00%	06/15/40	$184,675
2,000,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref Fiscal 2025, Ser DD	5.50%	06/15/39	2,375,096
1,500,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Var 2nd Gen Resolution, Subser CC (c)	3.90%	06/15/53	1,500,000
1,000,000	New York City NY Transitional Fin Auth Bldg Aid Rev Subord Ref, Ser S-2A	5.00%	07/15/34	1,056,492
10,000,000	New York City NY Transitional Fin Auth Rev Sub, Ser B-1	4.00%	11/01/37	10,129,712
2,500,000	New York City NY Transitional Fin Auth Rev Sub, Ser B-1	4.00%	11/01/38	2,522,609
4,000,000	New York City NY Transitional Fin Auth Rev Subord, Ser A-1	5.25%	08/01/40	4,402,650
1,875,000	NY Energy Fin Dev Corp Var (Mandatory put 12/01/33)	5.00%	07/01/56	2,018,236
1,500,000	NY NY Adjustable Fiscal 2020, Subser B-3 (c)	3.90%	10/01/46	1,500,000
250,000	NY NY Fiscal 2025 Multi Modal, Ser E	5.00%	08/01/41	274,381
1,665,000	NY NY Fiscal 2026, Ser D	5.00%	10/01/43	1,799,100
5,690,000	NY NY, Ser A, Subser A-1	4.00%	08/01/40	5,698,392
5,730,000	NY NY, Ser B, Subser B-1	5.25%	10/01/39	6,333,080
2,925,000	NY NY, Ser B, Subser B-1	5.25%	10/01/41	3,187,681
3,000,000	NY NY, Ser C, Subser C-1	5.25%	09/01/45	3,239,986
6,015,000	NY NY, Ser F-1	5.00%	03/01/42	6,322,943
450,000	NY St Dorm Auth Revs Non St Supported Debt Pratt Institute Ref	5.00%	07/01/39	453,446
280,000	NY St Dorm Auth Revs Non St Supported Debt Ref New Sch, Ser A	5.00%	07/01/31	306,734
500,000	NY St Dorm Auth Revs Non St Supported Debt Ref Northwell Hlth Oblig Grp, Ser A	5.00%	05/01/38	541,691
1,000,000	NY St Dorm Auth Revs Non St Supported Debt Var Memorial Sloan Kettering Cancer Ctr, Ser 2-B (Mandatory put 07/01/32)	5.00%	07/01/49	1,122,287
1,000,000	NY St Dorm Auth Revs Non St Supported Debt White Plains Hosp Obligated Grp, AG	5.25%	10/01/43	1,063,813
750,000	NY St Dorm Auth Revs Non St Supported Debt White Plains Hosp Obligated Grp, AG	5.25%	10/01/44	791,854
8,000,000	NY St Dorm Auth Sales Tax Rev Ref Grp 3, Ser E	5.00%	03/15/38	8,402,880
1,925,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser A	3.00%	03/15/42	1,618,186
500,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser C	5.00%	03/15/39	568,025
1,500,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser C	5.25%	03/15/46	1,632,234
4,625,000	NY St Hsg Fin Agy Affordable Hsg Rev Var 320 W 38th St Hsg Remk, Ser A (Mandatory put 11/01/31)	3.57%	05/01/42	4,698,043
195,000	NY St Thruway Auth Gen Rev Jr Indebtedness Obl Subord, Ser B	4.00%	01/01/45	186,414
2,225,000	NY St Thruway Auth Personal Income Tax Rev Ref Bidding Grp 3	5.00%	03/15/40	2,420,901
4,185,000	NY St Thruway Auth Personal Income Tax Rev Ref Bidding Grp 3	5.00%	03/15/41	4,510,234
1,250,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	4.00%	10/01/30	1,274,550
2,720,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	5.00%	10/01/35	2,846,679
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev LaGuardia Arpt Terminal C&D Redev Proj, AMT	6.00%	04/01/35	1,104,462
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt New Terminal, AMT	5.25%	06/30/40	1,059,644
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt New Terminal, AMT	5.25%	06/30/43	1,033,868
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$1,240,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt Terminal One Prj, AG, AMT	5.50%	06/30/42	$1,313,024
500,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt Terminal One Prj, AG, AMT	5.50%	06/30/43	526,310
750,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt Terminal One Prj, AG, AMT	5.50%	06/30/44	785,796
2,750,000	Port Auth of NY & NJ NY Ref, Ser 246, AMT	5.00%	09/01/44	2,858,667
1,250,000	Rockland Cnty NY Sol Wst Mgmt Auth Animal Shelter Proj, Ser A	6.25%	12/15/49	1,433,464
4,000,000	Suffolk Regl Off Track Betting Corp NY Rev	5.75%	12/01/44	4,067,085
150,000	Syracuse Regl Arpt Auth NY Sr Arpt Rev Ref, AMT	4.00%	07/01/36	149,543
2,165,000	Util Debt Securitization Auth NY Ref Restructuring Bonds, Ser TE-1	5.00%	12/15/39	2,406,175
675,000	Westchester Cnty NY Loc Dev Corp Rev Westchester Med Ctr Oblig Grp Proj, AG	5.75%	11/01/48	736,707
500,000	Westchester Cnty NY Loc Dev Corp Rev Westchester Med Ctr Oblig Grp Proj, AG	5.75%	11/01/49	544,825
850,000	Yonkers NY, Ser F, BAM	5.00%	11/15/40	933,213
500,000	Yonkers NY, Ser F, BAM	5.00%	11/15/41	543,860
				120,916,855
	North Carolina — 0.6%
890,000	Charlotte NC Arpt Rev Charlotte Douglas Intl Arpt, Ser B, AMT	5.00%	07/01/29	952,364
925,000	Charlotte NC Arpt Rev, Ser A	5.00%	07/01/42	997,840
500,000	Charlotte NC Arpt Rev, Ser B, AMT	5.00%	07/01/40	534,872
1,250,000	NC St Med Care Commn Hlth Care Facs Rev Ref Duke Univ Hlth Sys, Ser A	5.00%	06/01/38	1,413,403
375,000	NC St Med Care Commn Hosp Rev Caromont Hlth, Ser A	5.00%	02/01/32	413,005
4,000,000	NC St Med Care Commn Retmnt Facs Rev Carolina Meadows	5.25%	12/01/44	4,128,532
500,000	NC St Med Care Commn Retmnt Facs Rev Pennybyrn at Maryfield Proj, Ser A	5.00%	10/01/45	473,303
750,000	NC St Med Care Commn Retmnt Facs Rev United Methodist Retmnt Homes Proj, Ser A	5.00%	10/01/39	783,500
250,000	NC St Med Care Commn Retmnt Facs Rev United Methodist Retmnt Homes, Ser 2024 B-1	4.25%	10/01/28	250,099
1,000,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/35	1,021,851
				10,968,769
	Ohio — 2.8%
1,250,000	Bedford OH City Sch Dist, BAM	5.50%	12/01/40	1,391,253
1,325,000	Bedford OH City Sch Dist, BAM	5.50%	12/01/41	1,463,572
1,000,000	Brunswick OH City Sch Dist, BAM	5.25%	12/01/53	1,050,551
2,000,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Class 1, Ser A-2	4.00%	06/01/48	1,734,447
1,875,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Class 2, Ser B-2	5.00%	06/01/55	1,573,844
370,000	Butler Cnty OH Port Auth Econ Dev Lease Rev Ref Cmnty First Solutions Oblg Grp Proj, Ser A	4.00%	05/15/46	311,387
3,000,000	Columbus OH Regl Arpt Auth Rev Ref John Glenn Columbus Intl Arpt, Ser A, AMT	5.00%	01/01/39	3,236,805
750,000	Columbus OH Regl Arpt Auth Rev Ref John Glenn Columbus Intl Arpt, Ser A, AMT	5.25%	01/01/42	801,410
650,000	Columbus OH Regl Arpt Auth Rev Ref John Glenn Columbus Intl Arpt, Ser A, AMT	5.25%	01/01/43	688,387
5,000,000	Columbus OH, Ser A	3.00%	07/01/27	5,001,137
1,505,000	Dublin OH Spl Oblg Nontax Rev Ref	5.00%	12/01/41	1,662,742
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Ohio (Continued)
$895,000	Ehove OH Jt Vocational Sch Dist	5.50%	12/01/39	$998,231
500,000	Hamilton Cnty OH Hlth Care Rev Ref Life Enriching Cmntys Proj	5.25%	01/01/37	537,411
340,000	Hamilton Cnty OH Hlth Care Rev Ref Life Enriching Cmntys Proj	5.50%	01/01/38	369,755
310,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/31	340,174
250,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/32	273,497
380,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/33	414,282
1,000,000	Hamilton Cnty OH Hosp Facs Rev UC Hlth	4.00%	09/15/50	834,671
2,860,000	Kings OH Loc Sch Dist	5.25%	12/01/49	3,017,461
960,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/32	1,008,538
360,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.25%	09/01/42	384,482
400,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.25%	09/01/43	424,117
400,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.25%	09/01/44	421,247
500,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.25%	09/01/49	516,466
400,000	Montgomery Cnty OH Hosp Rev Ref Kettering Hlth Network Oblig Grp Proj	4.00%	08/01/37	398,978
1,375,000	Montgomery Cnty OH Hosp Rev Ref Kettering Hlth Network Oblig Grp Proj	4.00%	08/01/41	1,337,998
2,500,000	OH St Air Quality Dev Auth American Elec Pwr Co Proj Remk, Ser A (Mandatory put 10/01/29)	2.40%	12/01/38	2,374,014
3,000,000	OH St Air Quality Dev Auth OH Vly Electric Corp Proj Remk, Ser B, AMT (Mandatory put 10/01/29)	2.60%	06/01/41	2,875,703
2,225,000	OH St Air Quality Dev Auth Ref OH Vly Elec Corp Proj, Ser A	3.25%	09/01/29	2,192,564
1,000,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser A, AMT (Mandatory put 06/01/27)	4.25%	11/01/39	1,016,284
2,000,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser B (Mandatory put 06/01/27)	4.00%	09/01/30	2,031,110
500,000	OH St Hgr Eductnl Fac Commn Ref Rev Judson Oblig Grp 2020 Proj, Ser A	5.00%	12/01/45	481,411
1,300,000	OH St Hgr Eductnl Fac Commn Ref Univ of Dayton 2025 Proj	5.00%	02/01/41	1,423,744
325,000	OH St Hosp Rev Ref, Ser A	5.00%	01/15/35	344,381
500,000	OH St Hosp Rev Ref, Ser A	4.00%	01/15/38	499,121
700,000	OH St Wtr Dev Auth Rev Sustainable Bond, Ser A	5.00%	12/01/39	772,698
2,275,000	OH St, Ser A	5.00%	02/01/34	2,283,948
580,000	Port of Gtr Cincinnati Dev Auth OH Rev Subord Ref Duke Energy Convention Ctr Proj, Ser B	5.00%	12/01/42	621,485
685,000	Port of Gtr Cincinnati Dev Auth OH Rev Subord Ref Duke Energy Convention Ctr Proj, Ser B	5.00%	12/01/43	727,350
2,000,000	Univ of Cincinnati OH Recpts, Ser A	5.25%	06/01/49	2,109,326
1,075,000	Warren Cnty OH Hlth Care Facs Rev Ref Otterbein Homes Obligated Grp	5.00%	07/01/35	1,188,030
1,000,000	Warren Cnty OH Hlth Care Facs Rev Ref Otterbein Homes Obligated Grp	5.00%	07/01/42	1,038,778
1,950,000	Warren Cnty OH Hosp Facs Rev Ref Cmnty First Solutions Obligated Grp, Ser A	5.00%	05/15/44	1,968,242
				54,141,032
	Oklahoma — 0.5%
175,000	Catoosa OK Indl Auth Sales Tax Rev	4.50%	10/01/32	173,835
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Oklahoma (Continued)
$3,800,000	OK St Dev Fin Auth Sr OK Proton Ctr, Ser A1 (f)	7.25%	09/01/51	$3,809,930
1,500,000	OK St Turnpike Auth Sr Bonds, Ser A	5.25%	01/01/46	1,639,986
2,305,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City Del City Pub Schs Proj, BAM	5.00%	10/01/43	2,459,018
1,000,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/25	1,000,144
250,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/26	251,838
				9,334,751
	Oregon — 0.8%
750,000	Astoria OR Hosp Facs Auth Columbia Memorial Hosp Proj	5.25%	08/01/40	804,035
750,000	Astoria OR Hosp Facs Auth Columbia Memorial Hosp Proj	5.25%	08/01/44	770,494
500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.25%	11/15/50	484,963
170,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	4.00%	05/15/26	169,517
250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/32	251,764
1,250,000	Medford OR Hosp Facs Auth Rev Ref Asante Proj, Ser A	5.00%	08/15/34	1,348,897
1,820,000	OR St Ref Article XI-G Proj, Ser G	5.00%	08/01/44	1,985,081
1,890,000	Port of Portland OR Arpt Rev Portland Intl Arpt, Ser 25B, AMT	5.00%	07/01/29	2,025,831
1,000,000	Port of Portland OR Arpt Rev Portland Intl Arpt, Ser 25B, AMT	5.00%	07/01/38	1,038,916
4,950,000	Tri Cnty Met Transprtn Dist OR Rev, Ser A, GARVEE	5.00%	10/01/32	5,155,929
1,000,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/47	1,006,895
				15,042,322
	Pennsylvania — 5.7%
2,245,000	Adams Cnty PA Gen Auth Rev Ref The Brethren Home Cmnty Proj, Ser A	5.00%	06/01/44	2,255,947
1,500,000	Allegheny Cnty PA Arpt Auth Arpt Rev Pittsburgh Arpt, Ser A, AG, AMT	5.50%	01/01/42	1,622,843
2,300,000	Allegheny Cnty PA Arpt Auth Arpt Rev Pittsburgh Arpt, Ser A, AG, AMT	5.50%	01/01/43	2,470,343
1,500,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Obligated Grp Issue, Ser A	5.00%	04/01/32	1,564,471
3,050,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/35	3,110,540
2,180,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/36	2,214,646
750,000	Allegheny Cnty PA San Auth Ref	5.00%	12/01/39	844,291
500,000	Armstrong PA Sch Dist Ref, Ser A, BAM	4.00%	03/15/37	508,113
460,000	Berks Cnty PA Indl Dev Auth Hlthcare Facs Rev Ref Highlands at Wyomissing, Ser A	5.00%	05/15/32	468,820
1,050,000	Bucks Cnty PA Indl Dev Auth Hosp Rev St Luke’s Univ Hlth Network Proj	4.00%	08/15/44	972,876
1,185,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/32	1,209,647
415,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/33	423,507
2,000,000	Chester Cnty PA Indl Dev Auth Nts Avon Grove Chrt Sch	5.00%	03/01/27	2,018,053
2,000,000	Cmwlth Fing Auth PA Tobacco Master Stlmt Payment Rev Bonds, AG	4.00%	06/01/39	1,987,151
1,000,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/33	1,001,180
1,075,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	5.00%	07/01/28	1,080,934
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$100,000	Cumberland Cnty PA Muni Auth Unrefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/30	$100,060
235,000	Cumberland Cnty PA Muni Auth Unrefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/38	235,072
5,200,000	DE Vly PA Regl Fin Auth Var, Ser B (c)	4.00%	09/01/59	5,200,000
100,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/32	101,554
115,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/33	115,691
900,000	Erie PA Swr Auth, BAM	5.00%	12/01/42	954,811
1,200,000	Erie PA Swr Auth, BAM	5.00%	12/01/43	1,259,609
1,810,000	Geisinger PA Auth Hlth Sys Rev Ref Geisinger Hlth Sys, Ser A-1	4.00%	02/15/47	1,657,553
1,110,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/38	1,092,552
1,100,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/38	1,152,064
1,735,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/40	1,800,008
1,500,000	Lancaster PA Muni Auth Hlthcare Facs Rev Ref Luthercare Proj, Ser A	5.00%	12/01/45	1,506,687
550,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/46	449,090
2,415,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/51	1,908,502
1,000,000	Lehigh Cnty PA Indl Dev Auth Ref Ppl Elec Util Corp Proj Remk, Ser A	3.00%	09/01/29	1,000,675
500,000	Maxatawny Twp PA Muni Auth Rev Diakon Lutheran Social Ministries Proj, Ser A	5.00%	01/01/41	504,657
550,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/36	560,266
4,750,000	Montgomery Cnty PA Indl Dev Auth Exempt Facs Rev Var Constellation Energy Generation LLC Proj Ref, Ser A (Mandatory put 04/03/28)	4.10%	04/01/53	4,881,354
1,015,000	Montgomery Cnty PA Indl Dev Auth Ref Acts Retmnt Life Cmntys In Obligated Grp, Ser A	5.00%	11/15/42	1,037,150
480,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	5.00%	12/01/26	485,294
100,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/33	100,603
285,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/34	285,929
580,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	5.00%	12/01/44	581,404
2,000,000	PA St Econ Dev Fing Auth Rev PA Bridges Finco LP P3 Proj	5.00%	12/31/34	2,013,981
1,500,000	PA St Econ Dev Fing Auth Rev Ref Presbyterian Sr Living Prj, Ser B-2	5.00%	07/01/42	1,531,637
500,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Var Ref Core Nat Res Inc Proj, AMT (Mandatory put 03/27/35) (d)	5.45%	01/01/51	537,362
2,000,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.25%	06/30/35	2,192,384
5,835,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.25%	06/30/36	6,335,877
210,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.50%	06/30/37	229,156
2,630,000	PA St Econ Dev Fing Auth UPMC Rev Ref UPMC Obligated Grp, Ser B	5.00%	03/15/41	2,834,306
2,500,000	PA St Hsg Fin Agy Sf Mtge Rev Non Ace, Ser 125B, AMT	3.65%	10/01/42	2,350,112
880,000	PA St Hsg Fin Agy Sf Mtge Rev Non Ace, Ser 125B, AMT	3.70%	10/01/47	776,074
750,000	PA St Turnpike Commn Turnpike Rev Ref Subord, First Ser	5.00%	12/01/38	834,652
900,000	PA St Turnpike Commn Turnpike Rev Ref Subord, Ser 2017-3	5.00%	12/01/40	925,407
1,000,000	PA St Turnpike Commn Turnpike Rev Ref, Ser B	5.25%	12/01/41	1,102,653
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$545,000	PA St Turnpike Commn Turnpike Rev Ref, Ser B	5.25%	12/01/42	$595,532
2,875,000	PA St Turnpike Commn Turnpike Rev Sub, Ser A, BAM	5.00%	12/01/44	2,985,558
4,500,000	PA St Turnpike Commn Turnpike Rev Subord, Ser A	4.00%	12/01/45	4,261,392
2,420,000	PA St Turnpike Commn Turnpike Rev, Ser B	5.00%	12/01/40	2,423,993
1,200,000	Philadelphia PA Arpt Rev Ref Priv Activity, AG, AMT	4.00%	07/01/38	1,202,442
1,290,000	Philadelphia PA Arpt Rev Ref Priv Activity, Ser B, AMT	5.00%	07/01/40	1,399,375
1,150,000	Philadelphia PA Arpt Rev Ref Priv Activity, Ser B, AMT	5.25%	07/01/42	1,245,528
4,000,000	Philadelphia PA Arpt Rev Ref, Ser B, AMT	5.00%	07/01/29	4,130,834
620,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Mast Chrt Sch Proj	5.00%	08/01/40	630,530
2,425,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Philadelphia E&T Chrt High Sch, Ser A	4.00%	06/01/41	2,126,962
1,000,000	Philadelphia PA Energy Auth Sustainable Bonds Philadelphia Street Lighting Proj, Ser A	5.00%	11/01/41	1,084,788
1,000,000	Philadelphia PA Energy Auth Sustainable Bonds Philadelphia Street Lighting Proj, Ser A	5.00%	11/01/42	1,080,992
2,415,000	Philadelphia PA Gas Wks Rev 1998 General Ordinance Seventeenth, Ser A	5.00%	08/01/44	2,573,829
1,760,000	Philadelphia PA Sch Dist Sustainable Bond, Ser B	5.00%	09/01/35	1,966,701
2,000,000	Philadelphia PA, Ser A	4.00%	05/01/41	1,986,517
2,000,000	S Estrn PA Transprtn Auth Asset Impt Progr	5.25%	06/01/40	2,203,035
3,650,000	S Estrn PA Transprtn Auth Asset Impt Progr	5.25%	06/01/41	4,003,105
235,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/36	242,171
135,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/29	134,413
215,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/36	208,846
				108,874,091
	Puerto Rico — 0.9%
5,000,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/33	4,946,486
307,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(g)	07/01/27	290,526
8,258,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	8,260,251
3,500,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	3,397,952
				16,895,215
	Rhode Island — 0.4%
1,000,000	Providence RI Pub Bldgs Auth Rev Capital Impt Prog Proj, Ser A, AG	5.25%	09/15/43	1,077,722
230,000	Providence RI Pub Bldgs Auth Rev, Ser B, AG	5.00%	06/15/35	242,161
2,975,000	RI St Hlth & Eductnl Bldg Corp Pub Schs Rev City of Cranston Issue, Ser D, AG	5.50%	05/15/49	3,248,632
1,125,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/29	1,133,716
1,460,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/32	1,469,637
35,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/39	35,073
				7,206,941
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	South Carolina — 1.9%
$2,250,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.25%	11/01/40	$2,112,756
760,000	Charleston Cnty SC Arpt Dist Arpt Sys Rev, Ser A, AMT	5.25%	07/01/41	824,771
955,000	Charleston Cnty SC Arpt Dist Arpt Sys Rev, Ser A, AMT	5.25%	07/01/42	1,026,792
1,000,000	Charleston Cnty SC Arpt Dist Arpt Sys Rev, Ser A, AMT	5.25%	07/01/43	1,066,029
3,775,000	Clemson SC Univ Univ Revs, Ser A	5.00%	05/01/50	4,015,241
685,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/26	685,453
1,000,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	1,000,508
1,500,000	SC Jobs Econ Dev Auth Envrnmntl Impt Rev Var Intl Paper Co Proj, Ser A, AMT (Mandatory put 04/01/26)	4.00%	04/01/33	1,506,377
1,000,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	5.25%	11/15/47	984,902
1,100,000	SC St Jobs Econ Dev Auth Econ Dev Rev Woodlands at Furman Proj, Ser A	5.00%	11/15/54	1,011,438
1,000,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Novant Hlth Oblig Grp, Ser A	5.25%	11/01/41	1,101,221
1,475,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Novant Hlth Oblig Grp, Ser A	5.25%	11/01/43	1,589,364
5,250,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Novant Hlth Oblig Grp, Ser A	5.50%	11/01/46	5,666,649
350,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & South of Broad Hlthcare Proj	5.00%	11/15/35	370,800
800,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & South of Broad Hlthcare Proj	5.25%	11/15/39	856,692
350,000	SC St Jobs Econ Dev Auth Hosp Facs Rev Bon Secours Mercy Hlth Inc, Ser A	5.25%	11/01/42	386,816
1,000,000	SC St Jobs Econ Dev Auth Hosp Facs Rev Bon Secours Mercy Hlth Inc, Ser A	5.25%	11/01/43	1,092,906
1,000,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser B	5.00%	12/01/41	1,080,079
2,375,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser C, AG	5.50%	12/01/39	2,659,412
2,000,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser C, AG	5.50%	12/01/40	2,225,490
1,995,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser C, AG	5.50%	12/01/42	2,184,941
1,000,000	SC St Pub Svc Auth Rev, Ser A	5.00%	12/01/40	1,095,070
1,125,000	SC St Pub Svc Auth Rev, Ser A	5.00%	12/01/42	1,204,996
1,000,000	SC St Pub Svc Auth Rev, Ser A	5.00%	12/01/43	1,061,149
				36,809,852
	South Dakota — 0.0%
105,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/35	105,000
200,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/28	199,038
640,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/32	625,655
				929,693
	Tennessee — 1.7%
3,035,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Ref Erlanger Hlth	5.25%	12/01/42	3,317,452
4,175,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Ref Erlanger Hlth	5.25%	12/01/49	4,399,681
250,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/34	264,235
200,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/37	201,465
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Tennessee (Continued)
$5,590,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/44	$5,667,797
1,500,000	Cleveland TN Hlth & Eductnl Facs Brd Rev Hamilton Hlth Care Sys Inc Proj, Ser A	5.00%	08/15/43	1,600,976
3,000,000	Cleveland TN Hlth & Eductnl Facs Brd Rev Hamilton Hlth Care Sys Inc Proj, Ser A	5.00%	08/15/49	3,104,533
595,000	Hamilton Cnty & Chattanooga Sports Auth TN Pub Fac Rev Stadium Proj, Ser A	5.50%	12/01/43	670,717
1,565,000	Hamilton Cnty & Chattanooga Sports Auth TN Pub Fac Rev Stadium Proj, Ser A	5.50%	12/01/44	1,751,927
1,000,000	Hamilton Cnty & Chattanooga Sports Auth TN Pub Fac Rev Stadium Proj, Ser A	5.75%	12/01/50	1,120,686
550,000	Knox Cnty TN Hlth Eductnl & Hsg Fac Brd Stdt Hsg Rev Univ of TN Proj, Ser A-1, BAM	5.00%	07/01/43	572,798
930,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Belmont Univ	5.00%	05/01/42	984,551
1,000,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Belmont Univ	5.25%	05/01/48	1,042,141
1,385,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/29	1,399,472
270,000	Met Knoxville TN Arpt Auth Arpt Rev, Ser A	5.00%	06/01/43	285,675
525,000	Met Knoxville TN Arpt Auth Arpt Rev, Ser A	5.00%	06/01/44	551,771
600,000	Met Nashville TN Arpt Auth Arpt Rev, Ser B, AMT	5.25%	07/01/35	668,404
750,000	Met Nashville TN Arpt Auth Arpt Rev, Ser B, AMT	5.50%	07/01/38	832,817
2,500,000	TN St Energy Acq Corp Gas Rev Ref, Ser A	5.00%	12/01/35	2,723,279
2,000,000	TN St Energy Acq Corp Gas Rev Var Ref Gas Proj, Ser A-1 (Mandatory put 05/01/28)	5.00%	05/01/53	2,072,965
				33,233,342
	Texas — 12.5%
1,000,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Legacy Trad Schs TX Proj, Ser A	4.13%	02/15/41	809,513
2,000,000	Arlington TX Hsg Fin Corp Mf Hsg Rev Var 6900 Matlok Road (Mandatory put 04/01/27)	4.50%	04/01/41	2,011,138
1,000,000	Aubrey TX Spl Assmnt Ref Jackson Ridge Pub Impt Dt Phase #1 & #2 Assmnts, BAM	5.00%	09/01/40	1,050,133
350,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/35	385,402
1,390,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/40	1,480,092
3,150,000	Austin TX Arpt Sys Rev, Ser B, AMT	5.00%	11/15/37	3,313,851
1,000,000	Austin TX Ref	5.00%	09/01/38	1,145,599
1,860,000	Barbers Hill TX Indep Sch Dist Sch Bldg	5.00%	02/15/39	1,899,598
4,000,000	Bexar Cnty TX Ctfs Oblig	5.00%	06/15/42	4,318,795
555,000	Bexar Cnty TX Hosp Dist Ref	3.00%	02/15/35	525,871
2,145,000	Canton TX Indep Sch Dist	5.25%	02/15/41	2,398,434
1,000,000	Celina TX Spl Assmnt Rev Ref Sutton Fields II Pub Impt Dt Neighborhood Proj, BAM	5.00%	09/01/37	1,071,583
1,000,000	Celina TX Spl Assmnt Rev Ref Sutton Fields II Pub Impt Dt Neighborhood Proj, BAM	5.00%	09/01/40	1,049,680
1,000,000	Celina TX Spl Assmnt Rev Ref Sutton Fields II Pub Impt Dt Neighborhood Proj, BAM	5.00%	09/01/45	1,016,859
808,000	Celina TX Spl Assmnt Rev Ref The Lakes at Mustang Ranch Pub Impt Dt Major Impt Area, AG	5.00%	09/01/39	865,328
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$445,000	Centrl TX Regl Mobility Auth Rev, Ser B	5.00%	01/01/39	$474,875
640,000	Centrl TX Regl Mobility Auth Rev, Ser B	4.00%	01/01/41	631,970
1,050,000	Cmnty TX Indep Sch Dist, Ser B	5.25%	02/15/40	1,139,768
415,000	Corpus Christi TX Util Sys Rev Junior Lien, Ser B	5.00%	07/15/35	463,827
1,000,000	Crowley TX Indep Sch Dist	5.25%	02/01/42	1,109,235
2,000,000	Cypress-Fairbanks TX Indep Sch Dist	5.00%	02/15/43	2,140,695
2,500,000	Dallas Fort Worth TX Intl Arpt Rev Ref, Ser B	5.00%	11/01/41	2,721,042
2,500,000	Dallas Fort Worth TX Intl Arpt Rev, Ser A-1, AMT	5.00%	11/01/31	2,760,917
1,500,000	Dallas Fort Worth TX Intl Arpt Rev, Ser A-1, AMT	5.25%	11/01/37	1,700,061
1,700,000	Dallas Fort Worth TX Intl Arpt Rev, Ser A-1, AMT	5.25%	11/01/38	1,911,942
1,000,000	Dallas Fort Worth TX Intl Arpt Rev, Ser A-1, AMT	5.25%	11/01/43	1,075,115
490,000	Dallas TX Hotel Occupancy Tax Rev Ref	4.00%	08/15/37	490,539
875,000	Denton Cnty TX Spl Assmnt Rev Green Meadows Pub Impt Dt Impt Area #1 Proj (d)	5.38%	12/31/45	905,894
1,000,000	Eagle Mountain & Saginaw TX Indep Sch Dist	5.00%	08/15/44	1,074,972
800,000	Ennis TX Spl Assmnt Rev Prairieview Pub Impt Dt Impt Area #1-2 Proj (d) (e)	5.25%	09/15/45	794,154
825,000	Flower Mound TX Ctfs Oblig	3.00%	03/01/37	804,144
707,000	Fort Worth TX Spl Assmnt Rev Walsh Ranch / Quail Vly Impt Area #1-3 Proj, BAM	5.00%	09/01/30	765,505
1,000,000	Fort Worth TX Spl Assmnt Rev Walsh Ranch / Quail Vly Impt Area #1-3 Proj, BAM	5.00%	09/01/44	1,039,057
560,000	Fort Worth TX Spl Tax Rev Convention Ctr Venue Proj	5.50%	03/01/42	615,463
850,000	Fort Worth TX Spl Tax Rev Convention Ctr Venue Proj	5.50%	03/01/43	923,090
505,000	Gainesville TX Ctfs Oblig	5.00%	02/15/36	554,489
535,000	Gainesville TX Ctfs Oblig	5.00%	02/15/37	584,701
1,170,000	Galveston Cnty TX Muni Util Dist #54 Ref	2.50%	12/01/31	1,093,342
2,240,000	Garland TX Wtr & Swr Rev Ref	5.00%	03/01/38	2,465,549
2,000,000	Harris Cnty Houston TX Sports Auth Rev Ref Sr Lien, Ser A, AG	5.00%	11/15/38	2,214,454
500,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Ref Memorial Hermann Hlth Sys, Ser B	5.00%	07/01/39	554,752
2,000,000	Harris Cnty TX Toll Road Rev Ref, Ser A	3.00%	08/15/37	1,855,086
1,000,000	Hidalgo Cnty TX Ctfs Oblig	3.00%	08/15/41	857,275
850,000	Hidalgo Cnty TX Ctfs Oblig	5.25%	08/15/42	931,421
2,310,000	Houston TX Arpt Sys Rev Ref Subord Lien, Ser A, AG, AMT	5.00%	07/01/37	2,523,137
3,540,000	Houston TX Arpt Sys Rev Ref Subord Lien, Ser A, AG, AMT	5.25%	07/01/42	3,782,430
275,000	Houston TX Arpt Sys Rev Ref Subord Lien, Ser A, AG, AMT	5.25%	07/01/48	287,822
1,770,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, Ser A, AMT	5.00%	07/01/27	1,804,847
2,750,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	2,805,496
2,000,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/38	1,980,569
1,180,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/38	1,170,838
250,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/40	241,740
4,250,000	Houston TX Arpt Sys Rev Subord Lien, Ser A, AMT	5.50%	07/01/44	4,644,930
750,000	Houston TX Arpt Sys Rev United Airls Inc Terminal E Proj, Ser A, AMT	4.00%	07/01/41	689,092
2,000,000	Houston TX Arpt Sys Rev United Airls Inc Terminal Impt Proj, Ser B-1, AMT	4.00%	07/15/41	1,837,296
675,000	Justin TX Spl Assmnt Rev Timberbrook Pub Imp Dt #1 Imp Area #2 Proj (d)	3.38%	09/01/41	554,945
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,000,000	Krum TX Indep Sch Dist	5.25%	08/15/41	$1,118,219
650,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dist Impt Area #1 (d)	4.63%	09/01/39	650,545
1,290,000	Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv (d)	5.13%	09/01/38	1,303,093
3,795,000	Liberty Hill TX Indep Sch Dist Ref, Ser A	5.00%	02/01/36	4,208,932
330,000	Lindsay TX Indep Sch Dist	5.00%	02/15/40	361,472
400,000	Lower CO River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/37	409,928
1,500,000	Lower CO River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/42	1,603,647
1,190,000	Lower CO River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/43	1,261,440
2,375,000	Lower CO River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/45	2,498,338
550,000	Lowry Crossing TX Spl Assmnt Rev Simpson Road Pub Impt Dist Proj (d)	4.75%	09/15/35	570,022
2,635,000	Lubbock TX Elec Light & Pwr Sys	4.00%	04/15/41	2,633,563
370,000	Mission TX Ctfs Oblig, AG	5.00%	02/15/30	384,770
1,135,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Var Ref Wst Mgmt Inc Proj Remk, Ser B, AMT (Mandatory put 12/01/25)	3.80%	07/01/40	1,134,677
1,570,000	N Fort Bend TX Wtr Auth Wtr Sys Rev Ref, BAM	3.00%	12/15/35	1,536,108
2,003,000	N Parkway Muni Mgmt Dist #1 TX Spl Assmnt Rev Major Impts Proj (d)	4.75%	09/15/41	1,920,388
1,750,000	N TX St Muni Wtr Dist Wtr Sys Rev Ref	5.00%	09/01/41	1,917,630
1,000,000	N TX St Muni Wtr Dist Wtr Sys Rev Ref	5.00%	09/01/42	1,084,897
1,200,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/32	1,230,748
1,000,000	N TX Tollway Auth Rev Ref First Tier Bonds, Ser A	5.25%	01/01/38	1,109,887
5,950,000	N TX Tollway Auth Rev Ref First Tier Bonds, Ser A	4.00%	01/02/38	6,027,554
600,000	NE TX Regl Mobility Auth Ref Sr Lien, Ser A	5.25%	01/01/44	644,495
725,000	NE TX Regl Mobility Auth Ref Sr Lien, Ser A	5.25%	01/01/45	775,677
1,200,000	NE TX Regl Mobility Auth Ref Sr Lien, Ser A	5.25%	01/01/46	1,278,824
750,000	New Hope Cultural Edu Facs Fin Corp TX Hosp Rev Children’s Hlth Sys of TX, Ser A	5.25%	08/15/40	849,537
1,000,000	New Hope Cultural Edu Facs Fin Corp TX Hosp Rev Children’s Hlth Sys of TX, Ser A	5.25%	08/15/45	1,087,037
1,085,000	New Hope Cultural Edu Facs Fin Corp TX Hosp Rev Ref Children’s Hlth Sys of TX Proj, Ser A	4.00%	08/15/37	1,085,874
2,000,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Brazos Presbyterian Homes Inc Proj (e)	5.25%	01/01/36	2,185,507
1,415,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/31	1,435,288
1,200,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	1,216,560
1,410,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Westminster Proj	5.00%	11/01/40	1,471,293
505,000	Newark Hgr Edu Fin Corp TX Edu Rev Hughen Ctr Inc Proj, Ser A	5.00%	08/15/32	562,005
500,000	Newark Hgr Edu Fin Corp TX Edu Rev Hughen Ctr Inc Proj, Ser A	5.00%	08/15/37	548,581
2,500,000	Pecos Barstow Toyah TX Indep Sch Dist	5.00%	02/15/39	2,505,245
3,500,000	Pecos Barstow Toyah TX Indep Sch Dist	5.00%	02/15/40	3,505,656
1,675,000	Pflugerville TX Ctfs Oblig	5.00%	08/01/39	1,861,291
1,770,000	Pflugerville TX Ctfs Oblig	5.00%	08/01/40	1,946,420
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$500,000	Pilot Point TX Spl Assmnt Rev Bryson Ranch Pub Impt Dt Zone A Impt Area #1 Proj (d)	6.38%	09/15/55	$517,142
1,000,000	Princeton TX Indep Sch Dist	5.00%	02/15/41	1,085,607
1,012,000	Princeton TX Spl Assmnt Rev Winchester Pub Impr Dist #2 Proj (d)	5.13%	09/01/42	1,015,522
1,000,000	Quinlan TX Indep Sch Dist	5.25%	08/15/41	1,103,686
1,000,000	Quinlan TX Indep Sch Dist	5.25%	08/15/42	1,094,234
1,000,000	Quinlan TX Indep Sch Dist	5.25%	08/15/43	1,085,509
515,000	Robinson TX Ctfs Oblig	5.00%	08/15/36	576,838
595,000	Robinson TX Ctfs Oblig	5.00%	08/15/39	651,675
425,000	Robinson TX Ctfs Oblig	5.00%	08/15/40	461,991
915,000	Round Rock TX Ctfs Oblig	5.00%	08/15/42	995,790
5,185,000	Round Rock TX Indep Sch Dist Ref Sch Bldg	3.00%	08/01/37	4,936,759
1,120,000	San Antonio TX Elec & Gas Rev Ref, Ser B	5.25%	02/01/49	1,202,939
4,710,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Methodist Hosp of Dallas Proj	4.00%	10/01/41	4,681,615
2,200,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Baylor Scott & White Hlth Proj, Ser A	4.00%	11/15/34	2,200,865
6,500,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Cook Childrens Med Ctr	5.25%	12/01/49	6,976,549
750,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Var Baylor Scott & White Hlth Proj, Ser F (Mandatory put 11/15/30)	5.00%	11/15/52	814,608
835,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Ref Trinity Terrace Proj	5.00%	10/01/40	873,724
1,075,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Ref Trinity Terrace Proj	5.00%	10/01/44	1,086,947
1,500,000	Tarrant Cnty TX Hosp Dist	5.25%	08/15/37	1,674,074
500,000	Tarrant Cnty TX Hosp Dist	5.25%	08/15/39	550,315
1,835,000	Tarrant Cnty TX Hsg Fin Corp Var Nts Wildwood Branch (Mandatory put 02/01/28)	3.60%	02/01/43	1,852,211
1,000,000	Temple TX JNR Clg Dist	3.00%	07/01/39	889,478
1,700,000	Terrell TX Indep Sch Dist	5.25%	08/01/42	1,892,546
1,180,000	Travis Cnty TX	4.00%	03/01/41	1,189,265
1,000,000	TX St Dept of Hsg & Cmnty Affairs Mf Hsg Rev Var Nts Aspen Park (Mandatory put 03/01/26)	5.00%	03/01/41	1,003,668
4,000,000	TX St Muni Gas Acq & Sply Corp IV, Ser A (Mandatory put 01/01/30)	5.50%	01/01/54	4,289,526
1,500,000	TX St Muni Gas Acq & Sply Corp IV, Ser B	5.50%	01/01/32	1,665,959
1,000,000	TX St Muni Gas Acq & Sply Corp IV, Ser B	5.50%	01/01/34	1,134,770
8,505,000	TX St Muni Gas Acq & Sply Corp IV, Ser B (Mandatory put 01/01/34)	5.50%	01/01/54	9,651,219
1,750,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Ref Sr Lien Bond Surface Transprtn Corp, AMT	5.38%	06/30/37	1,856,353
1,795,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Ref Sr Lien Bond Surface Transprtn Corp, AMT	5.50%	06/30/41	1,886,268
5,000,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Ref Sr N Tarrant Express Managed Lanes Proj, Ser A	5.00%	12/31/34	5,322,350
2,450,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Ref Sr N Tarrant Express Managed Lanes Proj, Ser A	5.00%	12/31/36	2,584,867
3,000,000	TX St Ref (e)	5.00%	10/01/44	3,280,983
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$2,000,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref Second Tier, Ser C	5.00%	08/15/36	$2,254,181
1,410,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref Second Tier, Ser C	5.00%	08/15/38	1,558,362
500,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref Second Tier, Ser C	5.00%	08/15/40	544,977
250,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref Second Tier, Ser C	5.00%	08/15/42	268,451
1,000,000	TX St Univ Sys Fing Rev Ref	5.00%	03/15/43	1,070,877
785,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	5.00%	04/15/30	820,819
5,000,000	TX Wtr Dev Brd St Wtr Implementation Rev Fund Master Trust	4.70%	10/15/41	5,276,701
1,500,000	TX Wtr Dev Brd St Wtr Implementation Rev Fund Master Trust, Ser A	5.00%	10/15/49	1,583,310
3,000,000	TX Wtr Dev Brd St Wtr Implementation Rev Fund, Ser A	4.88%	10/15/48	3,106,443
1,195,000	Tyler TX Wtr & Swr Sys Rev	5.00%	09/01/38	1,328,495
150,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/26	150,960
4,105,000	Univ of N TX Univ Rev Ref, Ser A	5.00%	04/15/38	4,195,531
1,700,000	Univ of TX TX Permanent Univ Fnd Ref, Ser B	5.00%	07/01/44	1,833,498
1,560,000	Uptown Dev Auth TX Incr Contract Rev, Ser A	5.00%	09/01/36	1,570,030
1,500,000	Vidor TX Indep Sch Dist	5.00%	02/15/42	1,621,137
1,605,000	W Harris Cnty TX Regl Wtr Auth Wtr Sys Rev Ref, BAM	3.00%	12/15/36	1,523,671
1,290,000	Walnut Creek Spl Util Dist TX Wtr Sys Rev, AG	4.38%	01/10/40	1,296,168
1,350,000	Walnut Creek Spl Util Dist TX Wtr Sys Rev, AG	4.50%	01/10/41	1,358,395
				239,691,358
	Utah — 1.2%
4,400,000	Black Desert Pub Infra Dist Sr Bonds, Ser A (d)	4.00%	03/01/51	3,624,474
1,000,000	Downtown Revitalization Pub Infra Dist UT Sales First Lien Seg Redev Proj, Ser A, AG	5.25%	06/01/41	1,128,713
1,650,000	Downtown Revitalization Pub Infra Dist UT Sales First Lien Seg Redev Proj, Ser A, AG	5.25%	06/01/42	1,843,980
1,000,000	Downtown Revitalization Pub Infra Dist UT Sales First Lien Seg Redev Proj, Ser A, AG	5.25%	06/01/43	1,105,982
1,900,000	Firefly Pub Infra Dist #1 UT Spl Assmnt Firefly Assmnt Area #1, Ser A-2 (d)	5.63%	12/01/43	1,924,777
3,000,000	Intermountain Pwr Agy UT Pwr Sply Rev Ref, Ser A	5.00%	07/01/40	3,193,073
1,110,000	Mida Cormont Pub Infra Dist UT, Ser A-1 (d)	6.25%	06/01/55	1,169,271
1,750,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-1	4.00%	06/01/52	1,458,656
2,750,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/52	2,267,993
700,000	Ogden City UT Muni Bldg Auth Lease Rev, Ser A	5.00%	01/15/43	735,669
1,050,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.25%	07/01/37	1,165,053
1,000,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.25%	07/01/42	1,065,111
400,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Acdmy	5.00%	04/15/32	402,961
325,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Acdmy	5.00%	04/15/37	326,631
1,590,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Acdmy Proj, Ser A (d)	5.00%	06/15/49	1,403,652
750,000	UT St Telecommunication Open Infra Agy Sales Tax Ref	5.25%	06/01/33	860,795
				23,676,791
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Vermont — 0.1%
$585,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/26	$587,294
2,000,000	VT St Econ Dev Auth Solid Wst Disp Rev Var Casella Wst Sys Inc Remk, AMT (Mandatory put 04/03/28) (d)	4.63%	04/01/36	2,030,566
				2,617,860
	Virginia — 2.0%
3,000,000	Gloucester Cnty VA Indl Dev Auth Sol Wst Disp Rev Var Wst Mgmt Svsc Remk, Ser A, AMT (Mandatory put 07/01/27)	4.25%	09/01/38	3,033,236
5,335,000	Isle of Wight Cnty VA Econ Dev Auth Riverside Hlth Sys, AG	5.25%	07/01/43	5,722,551
510,000	Loudoun Cnty VA Econ Dev Auth Pub Fac Rev Ref, Ser A	3.00%	12/01/35	488,805
4,590,000	Loudoun Cnty VA, Ser A	4.00%	12/01/41	4,681,214
200,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	4.00%	06/01/36	198,033
350,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	4.00%	06/01/46	302,836
1,665,000	VA St Small Busn Fing Auth Hlthcare Facs Rev Ref Mary Washington Hlthcare Oblig Grp, Ser A-1	5.00%	06/15/39	1,834,975
1,790,000	VA St Small Busn Fing Auth Hlthcare Facs Rev Ref Mary Washington Hlthcare Obligated Grp, Ser A-1	5.00%	06/15/38	1,990,884
4,105,000	VA St Small Busn Fing Auth Rev Ref Sr Lien 95 Express Lanes LLC Proj, AMT	5.00%	01/01/35	4,402,029
2,500,000	VA St Small Busn Fing Auth Rev Ref Sr Lien 95 Express Lanes LLC Proj, AMT	5.00%	07/01/38	2,620,070
750,000	VA St Small Busn Fing Auth Rsdl Fac Care Rev Ref Lifespire of VA	4.00%	12/01/31	765,700
2,000,000	VA St Small Busn Fing Auth Rsdl Fac Care Rev Ref Lifespire of VA, Ser A	5.00%	12/01/39	2,123,967
1,570,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/32	1,607,778
1,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/35	1,017,445
275,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/36	279,026
1,790,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Westminster Canterbury on Chesapeake Bay, Ser A	6.50%	09/01/43	1,968,420
1,000,000	Williamsburg VA Econ Dev Auth Stdt Hsg Rev William & Mary Proj, Ser A, AG	5.25%	07/01/53	1,061,945
2,000,000	Winchester VA Econ Dev Auth Rev Ref Vly Hlth Sys, Ser A	5.00%	01/01/43	2,126,952
1,185,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Prerefunded Ref (Pre- refunded maturity 12/01/26)	5.00%	12/01/34	1,211,860
1,180,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Unrefunded Ref	5.00%	12/01/34	1,199,690
				38,637,416
	Washington — 2.5%
945,000	Centrl Puget Sound WA Regl Transit Auth Sales Tax & Mtr Ve Sustainable Bond, Ser S-1	5.00%	11/01/31	965,576
585,000	Pierce Cnty WA Sch Dist #403 Bethel	5.00%	12/01/36	624,127
2,000,000	Port of Seattle WA Rev Intermediate Lien, Ser C, AMT	5.00%	05/01/30	2,059,222
2,445,000	Port of Seattle WA Rev Ref Intermediate Lien Priv Activity, Ser C, AMT	5.00%	08/01/33	2,690,194
5,000,000	Port of Seattle WA Rev Ref Intermediate Lien Priv Activity, Ser C, AMT	5.00%	08/01/39	5,314,407
1,725,000	Port of Seattle WA Rev Ref Intermediate Lien Priv Activity, Ser C, AMT	5.00%	08/01/46	1,764,345
1,895,000	Port of Seattle WA Rev Ref Intermediate Lien, Ser B, AMT	5.00%	08/01/35	2,088,333
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Washington (Continued)
$2,315,000	Port of Seattle WA Rev Ref Intermediate Lien, Ser B, AMT	5.00%	08/01/37	$2,519,061
2,000,000	Port of Seattle WA Rev Ref Intermediate Lien, Ser B, AMT	5.00%	08/01/39	2,146,278
2,195,000	Seattle WA Muni Light & Pwr Rev Sustainable Bond, Ser A	4.00%	07/01/38	2,238,703
750,000	Skagit Cnty WA Pub Hosp Dist #1	5.50%	12/01/42	787,618
1,000,000	Skagit Cnty WA Pub Hosp Dist #1	5.50%	12/01/44	1,035,345
500,000	Snohomish Cnty WA Hsg Auth	5.00%	04/01/34	530,358
3,025,000	Spokane Cnty WA Arpt Rev, Ser B, AMT	5.25%	01/01/40	3,271,507
5,000,000	WA St Bid Grp 2, Ser 2024-A	5.00%	08/01/41	5,462,787
1,000,000	WA St Convention Ctr Pub Facs Dist for Exchange Pur Sustainable Bond 1st Priority, Ser 2021-B	4.00%	07/01/58	825,700
3,240,000	WA St Convention Ctr Pub Facs Dist Sub For Exchange Pur Sustainable Bond, Ser B	4.00%	07/01/58	2,675,266
450,000	WA St Hlth Care Facs Auth Seattle Cancer Care Alliance (d)	5.00%	12/01/32	494,407
1,580,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj, Ser A	5.00%	07/01/38	1,657,809
2,100,000	WA St Hsg Fin Commn Nonprofit Rev Radford Court & Nordheim Court Portfolio	5.50%	07/01/44	2,193,507
2,330,378	WA St Hsg Fin Commn Sustainable Ctf, Ser A-1, Class A	3.50%	12/20/35	2,268,003
3,000,000	WA St Ref, Ser D	4.00%	07/01/39	3,063,711
2,000,000	WA St, Ser C	5.00%	02/01/41	2,141,491
				48,817,755
	West Virginia — 0.1%
1,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Ref Core Nat Res Inc Proj, AMT (Mandatory put 03/27/35) (d)	5.45%	01/01/55	1,074,061
	Wisconsin — 2.0%
1,375,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (d)	5.00%	06/15/54	1,258,310
500,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (d)	5.00%	07/01/40	482,132
605,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (d)	4.20%	07/15/27	604,905
1,250,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (d)	5.13%	07/15/37	1,257,040
2,750,000	Pub Fin Auth WI Edu Rev Coral Acdmy of Science Las Vegas, Ser A	4.00%	07/01/51	2,257,648
545,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	4.00%	07/01/27	544,676
1,730,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/37	1,730,571
2,000,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/52	1,892,442
1,200,000	Pub Fin Auth WI Edu Rev Ref Triad Eductnl Svcs Inc	5.25%	06/15/45	1,194,505
1,275,000	Pub Fin Auth WI Edu Rev Triad Eductnl Svcs Inc, Ser A	4.00%	06/15/41	1,140,213
610,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/34	631,978
1,000,000	Pub Fin Auth WI Exempt Facs Rev Ref Celanese Proj, Ser B, AMT	5.00%	12/01/25	1,000,215
1,200,000	Pub Fin Auth WI Retmnt Cmntys Rev Acts Retmnt Life Cmntys Inc Oblig Grp, Ser A	4.00%	11/15/37	1,188,351
1,000,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (d)	5.00%	10/01/43	994,543
2,369,000	Pub Fin Auth WI Rev Anthem Freedom Proj, CABS (d)	(g)	12/15/37	1,204,776
1,125,000	Pub Fin Auth WI Rev Ref Kahala Nui Proj	5.25%	11/15/50	1,146,705
1,500,000	Pub Fin Auth WI Rev Sr Proton Intl AR LLC, Ser A (f)	6.50%	01/01/41	1,104,571
2,000,000	Pub Fin Auth WI Rev Sustainable Fargo Moorhead Met Area Flood Mgmnt, AMT	4.00%	03/31/56	1,621,853
1,595,000	Pub Fin Auth WI Stdt Hsg Rev NC A&T Real Estate Fdtn LLC Proj, Ser B	5.00%	06/01/39	1,620,407
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$3,000,000	Pub Fin Auth WI Tax Incr Rev Miami Worldcenter Proj, Ser A (d)	5.00%	06/01/41	$3,051,255
825,000	WI St Hlth & Eductnl Facs Auth Rev Aspirus Inc Obligated Grp	5.00%	08/15/41	891,784
840,000	WI St Hlth & Eductnl Facs Auth Rev Aspirus Inc Obligated Grp	5.00%	08/15/42	898,653
925,000	WI St Hlth & Eductnl Facs Auth Rev Aspirus Inc Obligated Grp	5.00%	08/15/43	980,235
750,000	WI St Hlth & Eductnl Facs Auth Rev Bellin Memorial Hosp Inc, Ser A	5.00%	12/01/39	813,573
1,555,000	WI St Hlth & Eductnl Facs Auth Rev Fort Hlthcare Inc, Ser A	5.00%	10/01/36	1,704,147
2,000,000	WI St Hlth & Eductnl Facs Auth Rev Marshfield Clinic Hlth Sys Inc, Ser A	5.25%	02/15/35	2,266,358
2,000,000	WI St Hlth & Eductnl Facs Auth Rev Marshfield Clinic Hlth Sys Inc, Ser A	5.25%	02/15/36	2,247,916
1,890,000	WI St Hlth & Eductnl Facs Auth Rev Var Fort Hlthcare Inc, Ser B (Mandatory put 10/03/34)	5.00%	10/01/54	2,087,616
				37,817,378
	Wyoming — 0.2%
1,750,000	Consol Muni Elec Pwr Sys Wy Jt Pwrs Brd Sys Jt Pwrs Brd Ref Electrical Sys Proj	5.25%	06/01/38	1,946,987
1,000,000	Consol Muni Elec Pwr Sys Wy Jt Pwrs Brd Sys Jt Pwrs Brd Ref Electrical Sys Proj	5.25%	06/01/39	1,106,842
				3,053,829

	Total Investments — 99.6%			1,909,871,516
	(Cost $1,888,005,820)
	Net Other Assets and Liabilities — 0.4%			7,456,455
	Net Assets — 100.0%			$1,917,327,971

(a)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P. (the “Advisor”).
(b)	This issuer is in default.
(c)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(d)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2025, securities noted as such amounted to $92,284,447 or 4.8% of net assets.

(e)
When-issued security. The interest rate shown reflects the rate in effect at October 31, 2025. Interest will begin accruing on the security’s first settlement date (see Note 2B - Securities Transactions and Investment Income in the Notes to Financial
Statements).

(f)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2D - Restricted Securities in the Notes to Financial Statements).

(g)	Zero coupon security.

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2025
Abbreviations throughout the Portfolio of Investments:
AG	– Assured Guaranty, Inc.
AMBAC	– American Municipal Bond Assurance Corp.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
CABS	– Capital Appreciation Bonds
COPS	– Certificates of Participation
GARVEE	– Grant Anticipation Revenue Vehicle
RANS	– Revenue Anticipation Notes

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$1,909,871,516	$—	$1,909,871,516	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$1,909,871,516
Cash	532,553
Interest receivable	26,659,947
Total Assets	1,937,064,016

LIABILITIES:
Payables:
Investment securities purchased	18,681,188
Investment advisory fees	1,054,563
Other liabilities	294
Total Liabilities	19,736,045
NET ASSETS	$1,917,327,971

NET ASSETS consist of:
Paid-in capital	$2,091,213,258
Par value	374,500
Accumulated distributable earnings (loss)	(174,259,787)
NET ASSETS	$1,917,327,971
NET ASSET VALUE, per share	$51.20
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	37,450,002
Investments, at cost	$1,888,005,820
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$78,857,764
Total investment income	78,857,764

EXPENSES:
Investment advisory fees	12,667,072
Other expenses	141,120
Total expenses	12,808,192
NET INVESTMENT INCOME (LOSS)	66,049,572

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(18,410,298)
Futures contracts	(2,139,239)
Net realized gain (loss)	(20,549,537)
Net change in unrealized appreciation (depreciation) on:
Investments	19,746,975
Futures contracts	(395,579)
Net change in unrealized appreciation (depreciation)	19,351,396
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,198,141)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$64,851,431
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$66,049,572	$62,709,656
Net realized gain (loss)	(20,549,537)	(17,573,898)
Net change in unrealized appreciation (depreciation)	19,351,396	126,869,610
Net increase (decrease) in net assets resulting from operations	64,851,431	172,005,368

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(65,434,728)	(62,393,365)
Return of capital	(296,826)	(126,888)
Total distributions to shareholders	(65,731,554)	(62,520,253)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	139,274,944	210,173,712
Cost of shares redeemed	(246,614,330)	(104,140,869)
Net increase (decrease) in net assets resulting from shareholder transactions	(107,339,386)	106,032,843
Total increase (decrease) in net assets	(108,219,509)	215,517,958

NET ASSETS:
Beginning of period	2,025,547,480	1,810,029,522
End of period	$1,917,327,971	$2,025,547,480

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	39,600,002	37,550,002
Shares sold	2,750,000	4,100,000
Shares redeemed	(4,900,000)	(2,050,000)
Shares outstanding, end of period	37,450,002	39,600,002
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$51.15	$48.20	$48.36	$56.51	$55.40
Income from investment operations:
Net investment income (loss)	1.71 (a)	1.63 (a)	1.52 (a)	1.20	1.13
Net realized and unrealized gain (loss)	0.05 (b)	2.95	(0.16)	(8.17)	1.12
Total from investment operations	1.76	4.58	1.36	(6.97)	2.25
Distributions paid to shareholders from:
Net investment income	(1.70)	(1.63)	(1.51)	(1.18)	(1.12)
Return of capital	(0.01)	(0.00) (c)	(0.01)	—	(0.02)
Total distributions	(1.71)	(1.63)	(1.52)	(1.18)	(1.14)
Net asset value, end of period	$51.20	$51.15	$48.20	$48.36	$56.51
Total return (d)	3.55%	9.53%	2.73%	(12.47)% (e)	4.06% (e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,917,328	$2,025,547	$1,810,030	$1,757,812	$2,393,405
Ratio of total expenses to average net assets	0.66% (f)	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.66% (f)	0.65%	0.60%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	3.39%	3.19%	3.01%	2.23%	1.99%
Portfolio turnover rate (g)	32%	29%	35%	63%	9%

(a)	Based on average shares outstanding.
(b)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived by the advisor.

(e)
During the fiscal years ended October 31, 2022 and 2021, the Fund received reimbursements from the advisor in the amounts of $5,130 and
$4,688, respectively, each representing less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(f)	Includes extraordinary expenses. If these extraordinary expenses were not included, the total and net expense ratios would have been 0.65%.
(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Managed Municipal ETF (FMB)
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Managed Municipal ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FMB” on Nasdaq, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund’s primary objective is to generate current income that is exempt from regular federal income taxes and its secondary objective is long term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2025
Exchange-traded futures contracts are valued at the end of the day settlement price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security; and
12)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2025
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2025, the Fund held $18,759,814 of when-issued or delayed-delivery securities. At October 31, 2025, the Fund had no forward purchase commitments.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contract is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. The Fund did not hold any futures contracts at October 31, 2025.
D. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2025, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2025

Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
OK St Dev Fin Auth Sr OK Proton Ctr, Ser A1, 7.25%, 09/01/51	02/12/21 - 10/14/21	$3,800,000	$100.26	$3,907,951	$3,809,930	0.20%
Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj, 5.88%, 01/01/33	10/23/20 - 11/12/20	4,250,000	39.00	4,260,631	1,657,500	0.08
Pub Fin Auth WI Rev Sr Proton Intl AR LLC, Ser A, 6.50%, 01/01/41	12/17/21	1,500,000	73.64	1,500,000	1,104,571	0.06
				$9,668,582	$6,572,001	0.34%
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$64,529	$95,389
Capital gains	—	—
Tax-exempt income	65,370,199	62,297,976
Return of capital	296,826	126,888
As of October 31, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(197,002,577)
Net unrealized appreciation (depreciation)	22,742,790
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2025
when there has been a 50% change in ownership. At October 31, 2025, for federal income tax purposes, the Fund had $197,002,577 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(11,941)	$11,941	$—
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,887,128,726	$43,344,640	$(20,601,850)	$22,742,790
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
H. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2025
payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion	0.58500%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2025, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $622,972,942 and $728,180,463, respectively.
For the fiscal year ended October 31, 2025, the Fund had no in-kind transactions.
5. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund IV, First Trust Series Fund and First Trust Variable Insurance Trust, has a credit agreement with BNY (the “Credit Agreement”) as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the Credit Agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. For any day on and after February 26, 2025, BNY charges on behalf of the lenders a commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. For any day before February 26, 2025, BNY charged a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not draw on the credit line during the fiscal year ended October 31, 2025.
6. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2025, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$(2,139,239)

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2025
Statement of Operations Location
Net change in unrealized appreciation (depreciation) on futures contracts	$(395,579)
The average notional value of futures contracts outstanding during the fiscal year ended October 31, 2025, which is indicative of the volume of this derivative type, was $32,570,275.
7. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2027.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2025
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.26%, resulting in an annual unitary management fee after the waiver of 0.39%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Managed Municipal ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 23, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Managed Municipal ETF (FMB)
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund III (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	448,229,817 1,692,488
Thomas J. Driscoll** Votes For Votes Withheld	448,104,659 1,817,646
Richard E. Erickson* Votes For Votes Withheld	447,812,453 2,109,852
Thomas R. Kadlec* Votes For Votes Withheld	446,751,895 3,170,410
Denise M. Keefe*** Votes For Votes Withheld	448,425,408 1,496,897
Robert F. Keith* Votes For Votes Withheld	447,967,349 1,954,956
Niel B. Nielson* Votes For Votes Withheld	447,968,834 1,953,471
Bronwyn Wright*** Votes For Votes Withheld	200,751,188 249,171,117

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Managed Municipal ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2025 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the

Other Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2025 (Unaudited)
Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median for the one-year period ended December 31, 2024, outperformed the Performance Universe median for the three- and ten-year periods ended December 31, 2024, and equaled the performance of the Performance Universe median for the five-year period ended December 31, 2024. The Board also noted that the Fund outperformed the benchmark index for the one- and ten-year periods ended December 31, 2024 and underperformed the benchmark index for the three- and five-year periods ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended October 31, 2025, the following distribution information is being provided as required by the Internal Revenue Code of 1986, amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2025:

Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.90%
Alternative Minimum Tax (AMT)	16.64%

Annual Financial Statements and Other Information
For the Year Ended October 31, 2025

First Trust Exchange-Traded Fund III

First Trust Long/Short Equity ETF (FTLS)

First Trust Long/Short Equity ETF (FTLS)
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Long/Short Equity ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments
October 31, 2025

Shares	Description	Value
COMMON STOCKS — 98.8%
	Automobiles — 0.1%
24,539	Thor Industries, Inc.	$2,560,645
	Banks — 2.9%
492,938	Citigroup, Inc. (a)	49,900,114
31,401	East West Bancorp, Inc.	3,190,341
151,733	Truist Financial Corp.	6,771,844
		59,862,299
	Beverages — 0.8%
9,585	Boston Beer (The) Co., Inc., Class A (b)	1,983,999
209,396	Monster Beverage Corp. (b)	13,993,935
		15,977,934
	Biotechnology — 2.0%
69,926	Alkermes PLC (b)	2,146,728
215,285	Gilead Sciences, Inc. (a)	25,788,990
13,691	Krystal Biotech, Inc. (b)	2,704,110
23,579	United Therapeutics Corp. (b)	10,502,794
		41,142,622
	Broadline Retail — 0.6%
4,371	Dillard’s, Inc., Class A	2,622,949
78,771	PDD Holdings, Inc., ADR (b)	10,623,845
		13,246,794
	Building Products — 1.2%
62,141	A.O. Smith Corp.	4,100,684
32,957	Allegion PLC	5,463,282
8,442	Lennox International, Inc.	4,263,210
79,172	Masco Corp.	5,127,179
12,983	Trane Technologies PLC	5,824,823
		24,779,178
	Capital Markets — 2.5%
17,963	Ameriprise Financial, Inc.	8,133,107
164,580	Charles Schwab (The) Corp.	15,556,102
17,941	Evercore, Inc., Class A	5,284,701
29,262	Moelis & Co., Class A	1,853,162
13,151	MSCI, Inc.	7,740,021
39,239	Raymond James Financial, Inc.	6,226,052
40,167	SEI Investments Company	3,237,862
236,817	XP, Inc., Class A	4,314,806
		52,345,813
	Chemicals — 1.1%
121,182	CF Industries Holdings, Inc.	10,093,249
92,395	Corteva, Inc.	5,676,749
3,828	NewMarket Corp.	2,939,521
12,244	Sherwin-Williams (The) Co.	4,223,445
		22,932,964
	Commercial Services & Supplies — 0.7%
1,282	Brady Corp., Class A	97,317
59,037	Cintas Corp.	10,819,711
45,362	Veralto Corp.	4,476,322
		15,393,350
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Communications Equipment — 0.1%
5,749	Digi International, Inc. (b)	$210,874
6,284	F5, Inc. (b)	1,590,166
		1,801,040
	Construction & Engineering — 1.9%
31,636	AECOM	4,250,297
17,077	Argan, Inc.	5,229,148
11,080	Comfort Systems USA, Inc.	10,698,627
13,830	EMCOR Group, Inc.	9,346,037
17,900	Sterling Infrastructure, Inc. (b)	6,764,410
6,512	Valmont Industries, Inc.	2,692,256
		38,980,775
	Construction Materials — 0.1%
17,427	CRH PLC	2,075,556
	Consumer Finance — 2.6%
95,200	American Express Co.	34,341,496
44,822	Capital One Financial Corp.	9,860,392
6,062	Credit Acceptance Corp. (b)	2,711,775
114,523	Synchrony Financial	8,518,221
		55,431,884
	Consumer Staples Distribution & Retail — 0.5%
2,083	Costco Wholesale Corp.	1,898,550
111,673	Sysco Corp.	8,295,071
		10,193,621
	Containers & Packaging — 0.3%
46,200	Crown Holdings, Inc.	4,489,716
13,603	Packaging Corp. of America	2,662,923
		7,152,639
	Diversified Consumer Services — 0.4%
588,332	ADT, Inc.	5,200,855
56,417	H&R Block, Inc.	2,806,181
		8,007,036
	Diversified Telecommunication Services — 0.4%
20,576	Telkom Indonesia Persero Tbk PT, ADR	403,084
180,249	Verizon Communications, Inc.	7,163,095
		7,566,179
	Electrical Equipment — 0.3%
10,624	Acuity, Inc.	3,878,291
8,856	Powell Industries, Inc.	3,395,302
		7,273,593
	Electronic Equipment, Instruments & Components — 0.4%
22,732	Jabil, Inc.	5,021,272
25,507	TD SYNNEX Corp.	3,991,590
		9,012,862
	Entertainment — 0.2%
31,634	NetEase, Inc., ADR	4,431,923
	Financial Services — 5.3%
67,372	Berkshire Hathaway, Inc., Class B (a) (b)	32,172,825
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Financial Services (Continued)
22,308	Euronet Worldwide, Inc. (b)	$1,692,285
24,084	Jack Henry & Associates, Inc.	3,587,071
21,869	Jackson Financial, Inc., Class A	2,204,614
82,190	Mastercard, Inc., Class A (a)	45,368,058
81,642	MGIC Investment Corp.	2,238,624
63,554	Visa, Inc., Class A	21,655,390
342,750	Western Union (The) Co.	3,197,857
		112,116,724
	Food Products — 0.2%
29,883	Cal-Maine Foods, Inc.	2,623,728
50,984	Pilgrim’s Pride Corp.	1,942,490
		4,566,218
	Ground Transportation — 1.0%
207,402	Uber Technologies, Inc. (b)	20,014,293
	Health Care Equipment & Supplies — 0.7%
52,702	Medtronic PLC	4,780,071
33,301	ResMed, Inc.	8,221,351
4,696	UFP Technologies, Inc. (b)	904,638
		13,906,060
	Health Care Providers & Services — 3.8%
90,771	Cardinal Health, Inc.	17,316,384
6,974	Chemed Corp.	3,007,886
51,289	HCA Healthcare, Inc.	23,576,528
30,988	McKesson Corp.	25,141,804
21,302	Molina Healthcare, Inc. (b)	3,260,484
39,114	Quest Diagnostics, Inc.	6,882,108
		79,185,194
	Hotels, Restaurants & Leisure — 4.0%
195,927	Airbnb, Inc., Class A (b)	24,792,603
7,745	Booking Holdings, Inc. (a)	39,327,096
25,027	Domino’s Pizza, Inc.	9,972,258
77,790	Yum! Brands, Inc.	10,751,356
		84,843,313
	Household Durables — 0.9%
5,247	Cavco Industries, Inc. (b)	2,779,861
714	NVR, Inc. (b)	5,148,525
45,161	Toll Brothers, Inc.	6,094,477
13,782	TopBuild Corp. (b)	5,822,619
		19,845,482
	Household Products — 1.0%
207,123	Colgate-Palmolive Co.	15,958,827
44,259	Kimberly-Clark Corp.	5,298,245
		21,257,072
	Insurance — 4.1%
17,491	American Financial Group, Inc.	2,303,215
162,052	American International Group, Inc.	12,795,626
73,433	Arch Capital Group Ltd.	6,338,002
18,766	Assurant, Inc.	3,973,137
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
11,117	Chubb Ltd.	$3,078,742
14,125	Everest Group Ltd.	4,442,595
8,612	Kinsale Capital Group, Inc.	3,440,236
1,884	Markel Group, Inc. (b)	3,720,015
54,179	Old Republic International Corp.	2,137,903
145,443	Progressive (The) Corp. (a)	29,961,258
15,962	Reinsurance Group of America, Inc.	2,912,427
16,829	RenaissanceRe Holdings Ltd.	4,276,081
26,387	Root, Inc., Class A (b)	2,124,681
74,963	W.R. Berkley Corp.	5,347,860
		86,851,778
	Interactive Media & Services — 5.2%
184,960	Alphabet, Inc., Class A (a)	52,008,902
150,421	Match Group, Inc.	4,864,615
79,373	Meta Platforms, Inc., Class A (a)	51,461,485
		108,335,002
	IT Services — 1.8%
112,173	Accenture PLC, Class A	28,054,467
73,028	GoDaddy, Inc., Class A (b)	9,722,218
		37,776,685
	Life Sciences Tools & Services — 0.4%
6,278	Mettler-Toledo International, Inc. (b)	8,891,469
	Machinery — 4.8%
36,292	Allison Transmission Holdings, Inc.	2,995,905
101,207	Caterpillar, Inc. (a)	58,422,753
21,515	Deere & Co.	9,931,969
15,224	Illinois Tool Works, Inc.	3,713,438
40,922	Mueller Industries, Inc.	4,332,412
72,366	Otis Worldwide Corp.	6,712,670
5,422	Parker-Hannifin Corp.	4,190,284
12,756	Snap-on, Inc.	4,280,276
30,530	Westinghouse Air Brake Technologies Corp.	6,241,553
		100,821,260
	Media — 0.5%
130,748	Fox Corp., Class A	8,452,858
11,480	Nexstar Media Group, Inc.	2,246,981
		10,699,839
	Metals & Mining — 0.2%
15,995	Reliance, Inc.	4,517,468
	Oil, Gas & Consumable Fuels — 4.8%
220,848	Antero Resources Corp. (b)	6,826,412
19,815	Black Stone Minerals, L.P. (c)	261,360
28,261	California Resources Corp.	1,333,071
425,455	Cenovus Energy, Inc.	7,198,699
9,977	Centrus Energy Corp., Class A (b)	3,666,148
8,101	Cheniere Energy, Inc.	1,717,412
231,351	Chevron Corp. (a)	36,488,680
27,415	Chord Energy Corp.	2,487,089
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
26,748	Core Natural Resources, Inc.	$2,113,092
18,511	Excelerate Energy, Inc., Class A	479,620
143,672	Expand Energy Corp.	14,842,754
60,705	Hess Midstream, L.P., Class A (c) (d)	2,060,935
583,031	Kinder Morgan, Inc.	15,269,582
91,677	Magnolia Oil & Gas Corp., Class A	2,059,065
38,577	MPLX, L.P. (c)	1,958,168
138,204	Plains All American Pipeline, L.P. (c)	2,273,456
		101,035,543
	Passenger Airlines — 0.2%
53,352	Ryanair Holdings PLC, ADR	3,333,433
	Pharmaceuticals — 0.3%
57,557	Novartis AG, ADR	7,124,981
	Professional Services — 1.7%
63,336	Automatic Data Processing, Inc.	16,486,361
24,602	Broadridge Financial Solutions, Inc.	5,422,281
10,230	CACI International, Inc., Class A (b)	5,751,818
36,767	Leidos Holdings, Inc.	7,003,010
		34,663,470
	Real Estate Management & Development — 0.1%
25,455	Landbridge Co. LLC, Class A	1,506,172
	Semiconductors & Semiconductor Equipment — 15.0%
19,251	Cirrus Logic, Inc. (b)	2,553,645
36,225	KLA Corp.	43,786,607
328,578	Lam Research Corp. (a)	51,737,892
758,579	NVIDIA Corp. (a)	153,604,662
176,056	QUALCOMM, Inc.	31,848,530
105,507	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	31,697,468
		315,228,804
	Software — 6.8%
137,619	Adobe, Inc. (a) (b)	46,833,122
131,404	Dropbox, Inc., Class A (b)	3,810,716
102,431	Gen Digital, Inc.	2,700,081
8,449	InterDigital, Inc.	3,058,200
9,058	Manhattan Associates, Inc. (b)	1,649,190
144,078	Microsoft Corp. (a)	74,605,029
108,492	Zoom Communications, Inc. (b)	9,463,757
		142,120,095
	Specialized REITs — 0.1%
57,987	VICI Properties, Inc.	1,739,030
	Specialty Retail — 4.7%
4,735	AutoZone, Inc. (b)	17,398,426
6,139	Group 1 Automotive, Inc.	2,440,498
72,026	Home Depot (The), Inc.	27,340,349
99,560	Lowe’s Cos., Inc.	23,708,223
14,064	Murphy USA, Inc.	5,037,725
166,914	O’Reilly Automotive, Inc. (b)	15,763,358
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail (Continued)
6,880	Ulta Beauty, Inc. (b)	$3,576,774
6,052	Winmark Corp.	2,439,985
		97,705,338
	Technology Hardware, Storage & Peripherals — 11.1%
549,950	Apple, Inc. (a)	148,689,981
310,080	HP, Inc.	8,579,914
21,063	Logitech International S.A.	2,539,355
68,924	NetApp, Inc.	8,117,869
129,121	Seagate Technology Holdings PLC	33,039,481
208,480	Western Digital Corp.	31,315,781
		232,282,381
	Tobacco — 0.9%
304,381	Altria Group, Inc. (a)	17,161,001
12,756	Philip Morris International, Inc.	1,841,073
		19,002,074
	Trading Companies & Distributors — 0.1%
1,933	W.W. Grainger, Inc.	1,892,407
	Total Common Stocks	2,071,430,292
	(Cost $1,869,547,008)
MONEY MARKET FUNDS — 0.8%
17,385,574	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (e)	17,385,574
	(Cost $17,385,574)
	Total Investments — 99.6%	2,088,815,866
	(Cost $1,886,932,582)
COMMON STOCKS SOLD SHORT — (26.4)%
	Aerospace & Defense — (2.4)%
(16,524)	Axon Enterprise, Inc. (b)	(12,099,369)
(53,367)	Boeing (The) Co. (b)	(10,727,834)
(4,472)	Elbit Systems Ltd.	(2,132,026)
(36,242)	L3Harris Technologies, Inc.	(10,477,562)
(14,999)	Leonardo DRS, Inc.	(548,363)
(19,000)	Rocket Lab Corp. (b)	(1,196,620)
(77,800)	RTX Corp.	(13,887,300)
		(51,069,074)
	Air Freight & Logistics — (0.2)%
(36,287)	United Parcel Service, Inc., Class B	(3,498,793)
	Automobiles — (0.3)%
(299,202)	Rivian Automotive, Inc., Class A (b)	(4,060,171)
(5,440)	Tesla, Inc. (b)	(2,483,687)
		(6,543,858)
	Banks — (1.2)%
(140,400)	HDFC Bank Ltd., ADR	(5,085,288)
(147,507)	ICICI Bank Ltd., ADR	(4,469,462)
(76,744)	ING Groep N.V., ADR	(1,913,228)
(35,206)	JPMorgan Chase & Co.	(10,953,291)
(83,771)	Old National Bancorp	(1,711,441)
		(24,132,710)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
Beverages — (0.6)%
(64,388)	Coca-Cola Europacific Partners PLC	$(5,719,586)
(275,677)	Primo Brands Corp.	(6,056,624)
(11,776,210)
Biotechnology — (0.0)%
(19,483)	Vericel Corp. (b)	(683,074)
Broadline Retail — (0.9)%
(54,722)	Amazon.com, Inc. (b)	(13,364,207)
(153,867)	Coupang, Inc. (b)	(4,919,128)
(18,283,335)
Building Products — (0.2)%
(39,498)	AAON, Inc.	(3,886,208)
Capital Markets — (0.8)%
(22,212)	Ares Management Corp., Class A	(3,303,147)
(8,243)	CME Group, Inc.	(2,188,434)
(47,754)	Jefferies Financial Group, Inc.	(2,522,844)
(7,482)	LPL Financial Holdings, Inc.	(2,823,033)
(25,175)	Morgan Stanley	(4,128,700)
(13,288)	StoneX Group, Inc. (b)	(1,221,433)
(16,187,591)
Chemicals — (1.4)%
(35,415)	Air Products and Chemicals, Inc.	(8,591,325)
(24,376)	Celanese Corp.	(937,013)
(208,459)	Dow, Inc.	(4,971,747)
(26,102)	Linde PLC	(10,918,467)
(83,083)	LyondellBasell Industries N.V., Class A	(3,856,713)
(29,275,265)
Commercial Services & Supplies — (0.7)%
(81,923)	ACV Auctions, Inc., Class A (b)	(743,042)
(16,833)	Casella Waste Systems, Inc., Class A (b)	(1,490,899)
(7,432)	MSA Safety, Inc.	(1,167,047)
(10,279)	RB Global, Inc.	(1,019,882)
(50,141)	Waste Management, Inc.	(10,016,667)
(14,437,537)
Construction Materials — (0.1)%
(23,508)	Knife River Corp. (b)	(1,421,294)
Containers & Packaging — (1.0)%
(948,938)	Amcor PLC	(7,496,610)
(14,956)	AptarGroup, Inc.	(1,735,046)
(140,511)	International Paper Co.	(5,429,345)
(30,495)	Silgan Holdings, Inc.	(1,177,717)
(113,271)	Smurfit WestRock PLC	(4,181,965)
(20,020,683)
Diversified Telecommunication Services — (0.2)%
(120,969)	AT&T, Inc.	(2,993,983)
(40,365)	Cogent Communications Holdings, Inc.	(1,665,056)
(4,659,039)
Electric Utilities — (1.0)%
(23,450)	Duke Energy Corp.	(2,914,835)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
Electric Utilities (Continued)
(7,099)	Entergy Corp.	$(682,143)
(15,040)	IDACORP, Inc.	(1,940,461)
(72,689)	NextEra Energy, Inc.	(5,916,885)
(105,679)	Xcel Energy, Inc.	(8,577,964)
(20,032,288)
Electrical Equipment — (0.3)%
(17,155)	Eaton Corp. PLC	(6,545,662)
Electronic Equipment, Instruments & Components — (0.2)%
(14,972)	Arrow Electronics, Inc. (b)	(1,670,127)
(10,541)	Insight Enterprises, Inc. (b)	(1,054,100)
(10,244)	Novanta, Inc. (b)	(1,301,090)
(55,076)	Vishay Intertechnology, Inc.	(935,190)
(4,960,507)
Entertainment — (1.7)%
(13,800)	Liberty Media Corp.-Liberty Formula One, Class C (b)	(1,377,930)
(9,989)	Live Nation Entertainment, Inc. (b)	(1,493,655)
(86,961)	ROBLOX Corp., Class A (b)	(9,889,205)
(53,674)	Take-Two Interactive Software, Inc. (b)	(13,760,403)
(73,354)	Walt Disney (The) Co.	(8,261,128)
(34,782,321)
Food Products — (0.5)%
(61,229)	Bunge Global S.A.	(5,792,264)
(76,133)	Mondelez International, Inc., Class A	(4,374,602)
(10,166,866)
Gas Utilities — (0.0)%
(15,408)	Brookfield Infrastructure Corp., Class A	(698,136)
Ground Transportation — (0.2)%
(467,452)	Grab Holdings Ltd., Class A (b)	(2,809,386)
(55,708)	RXO, Inc. (b)	(987,703)
(3,797,089)
Health Care Equipment & Supplies — (1.4)%
(64,851)	Alcon AG	(4,791,840)
(167,380)	Baxter International, Inc.	(3,091,509)
(95,135)	Cooper (The) Cos., Inc. (b)	(6,650,888)
(33,177)	Glaukos Corp. (b)	(2,921,898)
(6,761)	Inspire Medical Systems, Inc. (b)	(487,333)
(8,896)	Intuitive Surgical, Inc. (b)	(4,752,955)
(170,422)	Neogen Corp. (b)	(1,051,504)
(69,304)	Novocure Ltd. (b)	(887,784)
(46,538)	PROCEPT BioRobotics Corp. (b)	(1,583,688)
(34,174)	Solventum Corp. (b)	(2,359,373)
(5,934)	Zimmer Biomet Holdings, Inc.	(596,723)
(29,175,495)
Health Care Providers & Services — (0.1)%
(9,255)	Cigna Group (The)	(2,262,015)
Health Care Technology — (0.0)%
(44,774)	Schrodinger, Inc. (b)	(942,045)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
Hotels, Restaurants & Leisure — (1.0)%
(32,247)	DoorDash, Inc., Class A (b)	$(8,202,669)
(31,926)	Hyatt Hotels Corp., Class A	(4,386,952)
(27,850)	Light & Wonder, Inc. (b)	(2,024,695)
(42,174)	MakeMyTrip Ltd. (b)	(3,373,920)
(140,106)	Six Flags Entertainment Corp. (b)	(3,219,636)
(8,266)	Starbucks Corp.	(668,471)
(21,876,343)
Household Durables — (0.4)%
(61,200)	Somnigroup International, Inc.	(4,855,608)
(148,169)	Sony Group Corp., ADR	(4,132,433)
(8,988,041)
Household Products — (0.0)%
(24,734)	Energizer Holdings, Inc.	(574,571)
Insurance — (0.3)%
(63,840)	Brown & Brown, Inc.	(5,090,602)
(28,561)	Prudential PLC, ADR	(795,709)
(11,008)	Ryan Specialty Holdings, Inc.	(603,238)
(6,489,549)
IT Services — (0.6)%
(18,374)	Cloudflare, Inc., Class A (b)	(4,654,134)
(88,162)	Kyndryl Holdings, Inc. (b)	(2,549,645)
(9,158)	Shopify, Inc., Class A (b)	(1,592,210)
(15,349)	Snowflake, Inc. (b)	(4,219,133)
(13,015,122)
Leisure Products — (0.1)%
(127,010)	Mattel, Inc. (b)	(2,334,444)
Life Sciences Tools & Services — (0.7)%
(108,318)	Bruker Corp.	(4,217,903)
(27,004)	Repligen Corp. (b)	(4,025,216)
(15,334)	Waters Corp. (b)	(5,360,767)
(13,603,886)
Machinery — (0.1)%
(5,492)	ESCO Technologies, Inc.	(1,205,329)
(14,408)	JBT Marel Corp.	(1,816,849)
(3,022,178)
Marine Transportation — (0.1)%
(23,695)	Kirby Corp. (b)	(2,451,959)
Media — (0.3)%
(36,728)	Fox Corp., Class B	(2,145,283)
(81,603)	Liberty Broadband Corp., Class C (b)	(4,391,873)
(23,972)	News Corp., Class B	(730,427)
(7,267,583)
Multi-Utilities — (0.6)%
(75,274)	CMS Energy Corp.	(5,536,403)
(6,381)	Consolidated Edison, Inc.	(621,573)
(7,564)	Sempra	(695,434)
(51,180)	WEC Energy Group, Inc.	(5,718,341)
(12,571,751)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
Oil, Gas & Consumable Fuels — (0.9)%
(67,662)	ConocoPhillips	$(6,012,445)
(48,305)	Coterra Energy, Inc.	(1,142,896)
(40,224)	Diamondback Energy, Inc.	(5,759,675)
(41,201)	Golar LNG Ltd.	(1,691,301)
(78,438)	NextDecade Corp. (b)	(465,137)
(95,335)	Sable Offshore Corp. (b)	(997,204)
(59,690)	Viper Energy, Inc., Class A	(2,241,957)
(18,310,615)
Personal Care Products — (0.4)%
(32,053)	Estee Lauder (The) Cos., Inc., Class A	(3,099,204)
(70,268)	Unilever PLC, ADR	(4,229,431)
(7,328,635)
Pharmaceuticals — (0.0)%
(51,933)	Dr. Reddy’s Laboratories Ltd., ADR	(690,190)
Professional Services — (0.3)%
(21,170)	CBIZ, Inc. (b)	(1,164,350)
(13,799)	Maximus, Inc.	(1,146,973)
(31,832)	Paychex, Inc.	(3,725,299)
(6,036,622)
Real Estate Management & Development — (0.5)%
(138,719)	Compass, Inc., Class A (b)	(1,069,524)
(93,177)	CoStar Group, Inc. (b)	(6,411,509)
(40,758)	Zillow Group, Inc., Class C (b)	(3,056,035)
(10,537,068)
Residential REITs — (0.0)%
(3,198)	AvalonBay Communities, Inc.	(556,196)
Semiconductors & Semiconductor Equipment — (0.5)%
(170,766)	ASE Technology Holding Co., Ltd., ADR	(2,733,964)
(5,724)	Broadcom, Inc.	(2,115,762)
(9,630)	First Solar, Inc. (b)	(2,570,632)
(71,700)	GLOBALFOUNDRIES, Inc. (b)	(2,552,520)
(2,574)	SiTime Corp. (b)	(745,533)
(10,718,411)
Software — (2.5)%
(42,580)	Alkami Technology, Inc. (b)	(863,948)
(780,659)	Aurora Innovation, Inc. (b)	(4,090,653)
(25,021)	BlackLine, Inc. (b)	(1,432,452)
(158,604)	CCC Intelligent Solutions Holdings, Inc. (b)	(1,383,027)
(105,552)	Confluent, Inc., Class A (b)	(2,466,750)
(3,438)	Crowdstrike Holdings, Inc., Class A (b)	(1,866,868)
(30,454)	Guidewire Software, Inc. (b)	(7,115,273)
(22,815)	Life360, Inc. (b)	(2,252,069)
(55,615)	NCR Voyix Corp. (b)	(634,567)
(36,006)	NextNav, Inc. (b)	(480,680)
(67,400)	Onestream, Inc. (b)	(1,273,186)
(8,449)	Oracle Corp.	(2,218,792)
(22,828)	PAR Technology Corp. (b)	(806,742)
(49,300)	Procore Technologies, Inc. (b)	(3,639,326)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
Software (Continued)
(230,240)	SentinelOne, Inc., Class A (b)	$(4,109,784)
(6,722)	ServiceNow, Inc. (b)	(6,179,400)
(20,727)	Synopsys, Inc. (b)	(9,406,327)
(28,514)	Vertex, Inc., Class A (b)	(652,971)
(2,824)	Zscaler, Inc. (b)	(935,139)
(51,807,954)
Specialized REITs — (1.4)%
(56,596)	Digital Realty Trust, Inc.	(9,644,524)
(15,892)	Equinix, Inc.	(13,444,791)
(41,387)	Iron Mountain, Inc.	(4,260,792)
(28,862)	Millrose Properties, Inc.	(929,645)
(44,018)	Weyerhaeuser Co.	(1,012,414)
(29,292,166)
Textiles, Apparel & Luxury Goods — (0.1)%
(60,770)	Capri Holdings Ltd. (b)	(1,260,978)
(24,308)	Columbia Sportswear Co.	(1,206,406)
(2,467,384)
Trading Companies & Distributors — (0.2)%
(24,966)	Air Lease Corp.	(1,594,329)
(5,632)	GATX Corp.	(883,379)
(16,751)	Herc Holdings, Inc.	(2,379,479)
(4,857,187)
	Total Investments Sold Short — (26.4)%	(554,034,950)
(Proceeds $572,739,801)
	Net Other Assets and Liabilities — 26.8%	562,662,161
	Net Assets — 100.0%	$2,097,443,077
Futures Contracts at October 31, 2025 (See Note 2D - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Short	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
S&P 500 E-mini Futures	222	Dec-2025	$(76,301,400)	$(1,987,681)

(a)	This security or a portion of this security is segregated as collateral for investments sold short. At October 31, 2025, the segregated value of these securities amounts to $489,250,215.
(b)	Non-income producing security.
(c)	Security is a Master Limited Partnership.
(d)	This security is taxed as a “C” corporation for federal income tax purposes.
(e)	Rate shown reflects yield as of October 31, 2025.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
REITs	– Real Estate Investment Trusts
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$2,071,430,292	$2,071,430,292	$—	$—
Money Market Funds	17,385,574	17,385,574	—	—
Total Investments	$2,088,815,866	$2,088,815,866	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks Sold Short*	$(554,034,950)	$(554,034,950)	$—	$—
Futures Contracts**	(1,987,681)	(1,987,681)	—	—
Total	$(556,022,631)	$(556,022,631)	$—	$—

*	See Portfolio of Investments for industry breakout.
**
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$2,088,815,866
Restricted Cash	553,862,566
Cash segregated as collateral	8,466,204
Receivables:
Capital shares sold	31,887,078
Dividends	1,142,795
Margin interest rebate	713,446
Reclaims	6,636
Total Assets	2,684,894,591

LIABILITIES:
Investments sold short, at value	554,034,950
Payables:
Investment securities purchased	31,461,175
Investment advisory fees	1,620,814
Variation margin	204,217
Dividends on investments sold short	130,047
Other liabilities	311
Total Liabilities	587,451,514
NET ASSETS	$2,097,443,077

NET ASSETS consist of:
Paid-in capital	$2,253,370,648
Par value	296,000
Accumulated distributable earnings (loss)	(156,223,571)
NET ASSETS	$2,097,443,077
NET ASSET VALUE, per share	$70.86
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	29,600,002
Investments, at cost	$1,886,932,582
Investments sold short, proceeds	$572,739,801
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Dividends	$26,460,239
Margin interest rebate	22,165,957
Margin interest income	436,705
Foreign withholding tax	(172,259)
Total investment income	48,890,642

EXPENSES:
Investment advisory fees	18,138,035
Dividend expense on investments sold short	7,989,058
Margin interest expense	126,920
Other expenses	149,165
Total expenses	26,403,178
NET INVESTMENT INCOME (LOSS)	22,487,464

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(83,851,173)
In-kind redemptions	252,251,099
Investments sold short	(98,457,708)
Futures contracts	(17,179,974)
Foreign currency transactions	697
Net realized gain (loss)	52,762,941
Net increase from payment by the advisor	380,195
Net change in unrealized appreciation (depreciation) on:
Investments	118,164,010
Investments sold short	25,390,623
Futures contracts	(1,591,340)
Foreign currency translation	146
Net change in unrealized appreciation (depreciation)	141,963,439
NET REALIZED AND UNREALIZED GAIN (LOSS)	195,106,575
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$217,594,039
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$22,487,464	$20,340,902
Net realized gain (loss)	52,762,941	151,024,392
Net increase from payment by the advisor	380,195	—
Net change in unrealized appreciation (depreciation)	141,963,439	42,390,821
Net increase (decrease) in net assets resulting from operations	217,594,039	213,756,115

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(23,516,392)	(19,894,717)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,205,248,961	2,245,169,326
Cost of shares redeemed	(1,868,149,674)	(1,604,646,911)
Net increase (decrease) in net assets resulting from shareholder transactions	337,099,287	640,522,415
Total increase (decrease) in net assets	531,176,934	834,383,813

NET ASSETS:
Beginning of period	1,566,266,143	731,882,330
End of period	$2,097,443,077	$1,566,266,143

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	24,600,002	13,850,002
Shares sold	33,400,000	36,850,000
Shares redeemed	(28,400,000)	(26,100,000)
Shares outstanding, end of period	29,600,002	24,600,002
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$63.67	$52.84	$48.82	$50.26	$41.86
Income from investment operations:
Net investment income (loss)	0.78 (a)	1.04 (a)	0.96 (a)	0.19	(0.10)
Net realized and unrealized gain (loss)	7.24 (b)	10.79	3.93	(1.56)	8.63
Total from investment operations	8.02	11.83	4.89	(1.37)	8.53
Distributions paid to shareholders from:
Net investment income	(0.83)	(1.00)	(0.87)	(0.07)	(0.13)
Net asset value, end of period	$70.86	$63.67	$52.84	$48.82	$50.26
Total return (c)	12.70% (b)	22.52%	10.09%	(2.74)%	20.41%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,097,443	$1,566,266	$731,882	$524,765	$429,755
Ratio of total expenses to average net assets	1.38% (d)	1.38% (e)	1.46% (e)	1.41% (e)	1.36% (e)
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense	0.96% (d)	0.95% (e)	0.95% (e)	0.95% (e)	0.95% (e)
Ratio of net investment income (loss) to average net assets	1.18%	1.71% (e)	1.86% (e)	0.40% (e)	(0.28)% (e)
Portfolio turnover rate (f)	245%	235%	280%	223%	250%

(a)	Based on average shares outstanding.
(b)	The Fund received a payment from the advisor in the amount of $380,195, which represents $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Includes extraordinary expenses. If these extraordinary expenses were not included, the ratio of total expenses to average net assets and the ratio of total expenses to average net assets excluding dividend expense and margin interest expense would have been 1.37% and 0.95%, respectively.

(e)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Long/Short Equity ETF (FTLS)
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Long/Short Equity ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTLS” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The investment objective of the Fund is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. ETFs that provide exposure to U.S. exchange-listed equity securities. The Fund pursues its investment objective by establishing long and short positions in its portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded futures contracts are valued at the end of the day settlement price.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2025
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2025
characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
C. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate (“OBFR”) plus 40 basis points and earns interest on credit margin balances at a rate equal to the OBFR less 30 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the OBFR less 25 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the fiscal year ended October 31, 2025, the Fund had margin interest income of $436,705 and margin interest expense of $126,920, as shown on the Statement of Operations. Restricted cash in the amount of $553,862,566, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of October 31, 2025.
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to gain long or short exposure to broad based equity indexes. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contract is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $4,452,787 is included in “Cash segregated as collateral” on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2025
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$23,516,392	$19,894,717
Capital gains	—	—
Return of capital	—	—
As of October 31, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$2,928,744
Accumulated capital and other gain (loss)	(367,015,095)
Net unrealized appreciation (depreciation)	207,862,780
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, for federal income tax purposes, the Fund had $367,015,095 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for the Fund were as follows:

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2025

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$1,072,318	$(245,903,582)	$244,831,264
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,324,930,455	$285,762,326	$(77,899,546)	$207,862,780
G. Expenses
Expenses, other than the investment advisory fee, dividend and interest expense on investments sold short and other excluded expenses, are paid by the Advisor (see Note 3).
H. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, dividend expenses on investments sold short, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%
During the fiscal year ended October 31, 2025, the Fund received a payment from the Advisor in the amount of $380,195 in connection with a trade error.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2025
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2025, the cost of purchases and proceeds from sales of investments, excluding short-term investments, investments sold short, and in-kind transactions, were $3,959,725,897 and $4,008,555,343, respectively. The cost of purchases to cover short sales and the proceeds from short sales were $1,849,975,647 and $1,878,177,635, respectively.
For the fiscal year ended October 31, 2025, the cost of in-kind purchases and proceeds from in-kind sales were $2,145,338,130 and $1,838,271,258, respectively. For the fiscal year ended October 31, 2025, the Fund had no in-kind transactions in investments sold short.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2025, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Equity Risk	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$1,987,681

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2025, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on futures contracts	$(17,179,974)
Net change in unrealized appreciation (depreciation) on futures contracts	(1,591,340)
The average notional value of futures contracts outstanding during the fiscal year ended October 31, 2025, which is indicative of the volume of this derivative type, was $111,494,331.
The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2025
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2027.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Long/Short Equity ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 23, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Long/Short Equity ETF (FTLS)
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund III (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	448,229,817 1,692,488
Thomas J. Driscoll** Votes For Votes Withheld	448,104,659 1,817,646
Richard E. Erickson* Votes For Votes Withheld	447,812,453 2,109,852
Thomas R. Kadlec* Votes For Votes Withheld	446,751,895 3,170,410
Denise M. Keefe*** Votes For Votes Withheld	448,425,408 1,496,897
Robert F. Keith* Votes For Votes Withheld	447,967,349 1,954,956
Niel B. Nielson* Votes For Votes Withheld	447,968,834 1,953,471
Bronwyn Wright*** Votes For Votes Withheld	200,751,188 249,171,117

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Long/Short Equity ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2025 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Alternatives Investment Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Alternatives Investment Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was below the median total (net) expense ratio of the peer funds in the Expense

Other Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2025 (Unaudited)
Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one-, three-, five- and ten-year periods ended December 31, 2024, outperformed the benchmark index for the three-year period ended December 31, 2024 and underperformed the benchmark index for the one-, five- and ten-year periods ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Long/Short Equity ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $1,985,703. This figure is comprised of $115,257 paid (or to be paid) in fixed compensation and $1,870,446 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include

Other Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2025 (Unaudited)
$291,242 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,694,461 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
For the taxable year ended October 31, 2025, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividends Received Deduction	Qualified Dividend Income
88.28%	100.00%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to its shareholders during the fiscal year ended October 31, 2025, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2025

First Trust Exchange-Traded Fund III

First Trust Emerging Markets Local Currency Bond ETF (FEMB)

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (a) — 93.9%
	Brazil — 8.8%
48,300,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	$8,304,358
36,700,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/31	6,000,103
23,500,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/33	3,688,728
34,000,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/35	5,171,363
				23,164,552
	Chile — 3.4%
325,000,000	Bonos de la Tesoreria de la Republica en pesos (CLP)	4.50%	03/01/26	344,982
8,380,000,000	Bonos de la Tesoreria de la Republica en pesos (CLP) (b) (c)	4.70%	09/01/30	8,669,604
				9,014,586
	Colombia — 7.3%
8,150,000,000	Colombian TES, Series B (COP)	7.75%	09/18/30	1,849,306
34,840,000,000	Colombian TES, Series B (COP)	7.00%	06/30/32	7,185,466
38,183,000,000	Colombian TES, Series B (COP)	7.25%	10/18/34	7,643,501
12,650,000,000	Colombian TES, Series B (COP)	9.25%	05/28/42	2,656,190
				19,334,463
	Czech Republic — 3.2%
81,990,000	Czech Republic Government Bond (CZK)	5.00%	09/30/30	4,049,923
82,050,000	Czech Republic Government Bond (CZK)	3.50%	05/30/35	3,600,194
23,700,000	Czech Republic Government Bond (CZK)	1.50%	04/24/40	745,339
				8,395,456
	Hungary — 3.7%
1,130,000,000	Hungary Government Bond (HUF)	6.75%	10/22/28	3,395,604
2,133,000,000	Hungary Government Bond (HUF)	7.00%	10/24/35	6,417,776
				9,813,380
	India — 4.7%
647,000,000	India Government Bond (INR)	6.10%	07/12/31	7,183,799
463,820,000	India Government Bond (INR)	7.18%	07/24/37	5,374,876
				12,558,675
	Indonesia — 13.4%
51,993,000,000	Indonesia Treasury Bond (IDR)	8.38%	09/15/26	3,220,252
153,786,000,000	Indonesia Treasury Bond (IDR)	9.00%	03/15/29	10,324,284
127,269,000,000	Indonesia Treasury Bond (IDR)	7.00%	09/15/30	8,138,941
90,624,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	6,267,115
106,563,000,000	Indonesia Treasury Bond (IDR)	8.25%	05/15/36	7,436,982
				35,387,574
	Israel — 0.3%
500,000	Israel Government Bond - Fixed (ILS)	6.25%	10/30/26	157,063
1,850,000	Israel Government Bond - Fixed (ILS)	3.75%	02/28/29	568,370
				725,433
	Malaysia — 10.3%
19,540,000	Malaysia Government Bond (MYR)	3.89%	08/15/29	4,776,113
21,309,000	Malaysia Government Bond (MYR)	4.50%	04/15/30	5,352,011
55,449,000	Malaysia Government Bond (MYR)	2.63%	04/15/31	12,762,571
17,030,000	Malaysia Government Bond (MYR)	4.64%	11/07/33	4,381,540
				27,272,235
	Mexico — 4.7%
82,430,000	Mexican Bonos, Series M (MXN)	8.50%	05/31/29	4,515,852
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Mexico (Continued)
93,440,000	Mexican Bonos, Series M (MXN)	7.50%	05/26/33	$4,751,292
63,600,000	Mexican Bonos, Series M (MXN)	8.50%	11/18/38	3,270,093
				12,537,237
	Peru — 2.2%
1,400,000	Peru Government Bond (PEN)	6.95%	08/12/31	456,264
17,704,000	Peru Government Bond (PEN)	6.90%	08/12/37	5,482,153
				5,938,417
	Philippines — 2.1%
331,000,000	Philippine Government International Bond (PHP)	6.25%	01/14/36	5,536,699
	Poland — 3.7%
1,016,000	Republic of Poland Government Bond (PLN)	7.50%	07/25/28	297,855
15,109,000	Republic of Poland Government Bond (PLN)	1.75%	04/25/32	3,383,765
21,383,000	Republic of Poland Government Bond (PLN)	6.00%	10/25/33	6,123,482
				9,805,102
	Romania — 3.5%
3,735,000	Romania Government Bond (RON)	8.75%	10/30/28	887,795
30,115,000	Romania Government Bond (RON)	6.70%	02/25/32	6,739,755
8,600,000	Romania Government Bond (RON)	4.75%	10/11/34	1,677,390
				9,304,940
	South Africa — 10.0%
76,580,000	Republic of South Africa Government Bond, Series R186 (ZAR)	10.50%	12/21/26	4,563,881
206,215,000	Republic of South Africa Government Bond (ZAR)	8.25%	03/31/32	11,860,070
101,560,000	Republic of South Africa Government Bond (ZAR)	8.88%	02/28/35	5,871,244
78,529,000	Republic of South Africa Government Bond (ZAR)	8.75%	01/31/44	4,058,869
				26,354,064
	Supranational — 7.0%
100,000,000	African Development Bank (ZAR)	(d)	04/05/46	788,568
162,020,000	Asian Development Bank (INR)	6.20%	10/06/26	1,825,943
186,000,000	European Bank for Reconstruction & Development (INR)	6.30%	10/26/27	2,095,406
521,000,000	Inter-American Development Bank (INR)	7.35%	10/06/30	6,042,153
62,000,000	International Bank for Reconstruction & Development (INR)	6.75%	07/13/29	704,452
528,500,000	International Bank for Reconstruction & Development (INR)	6.71%	01/21/35	5,927,547
62,500,000	International Finance Corp. (MXN)	(d)	02/22/38	1,158,411
				18,542,480
	Thailand — 4.3%
139,720,000	Thailand Government Bond (THB)	3.35%	06/17/33	4,847,871
183,450,000	Thailand Government Bond (THB)	3.39%	06/17/37	6,588,923
				11,436,794
	Turkey — 1.3%
11,800,000	Turkiye Government Bond (TRY)	10.60%	02/11/26	262,096
149,800,000	Turkiye Government Bond (TRY)	26.20%	10/05/33	3,216,122
				3,478,218

	Total Investments — 93.9%			248,600,305
	(Cost $244,120,153)
	Net Other Assets and Liabilities — 6.1%			16,186,994
	Net Assets — 100.0%			$264,787,299
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2025
Forward Foreign Currency Contracts at October 31, 2025 (See Note 2C - Forward Foreign Currency Contracts in the Notes to Financial Statements):

Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2025	Sale Value as of 10/31/2025	Unrealized Appreciation (Depreciation)
11/19/2025	JPM	BRL	58,325,000	USD	10,553,467	$10,788,495	$10,553,467	$235,028
11/19/2025	JPM	CLP	2,030,000,000	USD	2,127,930	2,154,020	2,127,930	26,090
11/19/2025	BNY	CNH	15,030,000	USD	2,113,754	2,112,711	2,113,754	(1,043)
11/19/2025	BNS	COP	5,200,000,000	USD	1,326,548	1,345,209	1,326,548	18,661
11/19/2025	JPM	COP	16,140,000,000	USD	4,114,618	4,175,321	4,114,618	60,703
11/19/2025	BNY	CZK	8,200,000	USD	390,516	388,581	390,516	(1,935)
11/19/2025	BNY	HUF	1,040,000,000	USD	3,063,655	3,087,265	3,063,655	23,610
11/19/2025	JPM	INR	234,000,000	USD	2,653,964	2,633,407	2,653,964	(20,557)
11/19/2025	JPM	KRW	12,970,000,000	USD	9,138,417	9,111,256	9,138,417	(27,161)
11/19/2025	BNY	MXN	103,813,000	USD	5,613,848	5,576,695	5,613,848	(37,153)
11/19/2025	BNS	PEN	12,800,000	USD	3,745,007	3,799,917	3,745,007	54,910
11/19/2025	JPM	PHP	245,700,000	USD	4,207,912	4,173,337	4,207,912	(34,575)
11/19/2025	BNY	PLN	3,000,000	USD	815,432	812,228	815,432	(3,204)
11/19/2025	BNY	THB	114,000,000	USD	3,489,173	3,530,870	3,489,173	41,697
11/19/2025	BNY	TRY	317,300,000	USD	7,373,986	7,430,881	7,373,986	56,895
11/19/2025	JPM	USD	3,175,168	IDR	52,800,000,000	3,175,168	3,174,442	726
11/19/2025	BNY	USD	2,832,744	ILS	9,280,000	2,832,744	2,847,827	(15,083)
11/19/2025	JPM	USD	5,136,293	INR	456,600,000	5,136,293	5,138,519	(2,226)
11/19/2025	BNY	USD	1,322,630	THB	43,250,000	1,322,630	1,339,562	(16,932)
11/19/2025	BNY	USD	1,319,199	ZAR	22,800,000	1,319,199	1,313,355	5,844
11/19/2025	BNY	ZAR	83,550,000	USD	4,809,874	4,812,754	4,809,874	2,880
Net Unrealized Appreciation (Depreciation)								$367,175

(a)	Principal Value is in local currency in the security description.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2025, securities noted as such amounted to $8,669,604 or 3.3%
of net assets.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Zero coupon security.

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2025
Abbreviations throughout the Portfolio of Investments:
BNS	– Bank of Nova Scotia
BNY	– Bank of New York (The)
BRL	– Brazilian Real
CLP	– Chilean Peso
CNH	– Chinese Yuan
CNY	– China Yuan Renminbi
COP	– Colombian Peso
CZK	– Czech Koruna
EUR	– Euro
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
ILS	– Israeli Shekel
INR	– Indian Rupee
JPM	– JPMorgan Chase and Co.
KRW	– South Korean Won
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PEN	– Peruvian Nuevo Sol
PHP	– Philippine Peso
PLN	– Polish Zloty
RON	– Romanian New Leu
THB	– Thai Baht
TRY	– Turkish Lira
USD	– United States Dollar
ZAR	– South African Rand

Currency Exposure Diversification	% of Total Investments (including cash)‡
BRL	13.3%
IDR	12.6
ZAR	12.0
MYR	10.6
INR	10.4
COP	9.7
MXN	7.5
THB	5.3
HUF	5.0
CLP	4.4
TRY	4.3
PLN	4.1
PEN	3.8
PHP	3.8
RON	3.6
KRW	3.6
CZK	3.5
CNH	0.8
EUR	0.0‡‡
CNY	0.0‡‡
ILS	(0.8)
USD	(17.5)
Total	100.0%

‡	The weightings include the impact of currency forwards.
‡‡	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$248,600,305	$—	$248,600,305	$—
Forward Foreign Currency Contracts	527,044	—	527,044	—
Total	$249,127,349	$—	$249,127,349	$—

LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$(159,869)	$—	$(159,869)	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$248,600,305
Cash	6,936,750
Foreign currency, at value	236,475
Unrealized appreciation on forward foreign currency contracts	527,044
Receivables:
Investment securities sold	4,648,992
Interest	4,116,691
Reclaims	88,436
Total Assets	265,154,693

LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	159,869
Payables:
Investment advisory fees	190,443
Deferred foreign capital gains tax	17,057
Other liabilities	25
Total Liabilities	367,394
NET ASSETS	$264,787,299

NET ASSETS consist of:
Paid-in capital	$309,622,231
Par value	90,500
Accumulated distributable earnings (loss)	(44,925,432)
NET ASSETS	$264,787,299
NET ASSET VALUE, per share	$29.26
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	9,050,002
Investments, at cost	$244,120,153
Foreign currency, at cost (proceeds)	$235,113
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$13,298,660
Foreign withholding tax	(273,778)
Total investment income	13,024,882

EXPENSES:
Investment advisory fees	1,575,458
Other expenses	13,436
Total expenses	1,588,894
NET INVESTMENT INCOME (LOSS)	11,435,988

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,183,222)
Forward foreign currency contracts	2,227,912
Foreign currency transactions	(359,093)
Net realized gain (loss)	(4,314,403)
Net change in unrealized appreciation (depreciation) on:
Investments	13,317,471
Forward foreign currency contracts	381,217
Foreign currency translation	101,054
Net change in unrealized appreciation (depreciation)	13,799,742
NET REALIZED AND UNREALIZED GAIN (LOSS)	9,485,339
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,921,327
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$11,435,988	$9,614,168
Net realized gain (loss)	(4,314,403)	(3,911,818)
Net change in unrealized appreciation (depreciation)	13,799,742	3,710,087
Net increase (decrease) in net assets resulting from operations	20,921,327	9,412,437

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(11,091,003)	(8,062,892)
Return of capital	—	(1,219,236)
Total distributions to shareholders	(11,091,003)	(9,282,128)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	114,904,709	114,256,493
Cost of shares redeemed	(60,719,290)	(40,132,690)
Net increase (decrease) in net assets resulting from shareholder transactions	54,185,419	74,123,803
Total increase (decrease) in net assets	64,015,743	74,254,112

NET ASSETS:
Beginning of period	200,771,556	126,517,444
End of period	$264,787,299	$200,771,556

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	7,350,002	4,700,002
Shares sold	4,000,000	4,100,000
Shares redeemed	(2,300,000)	(1,450,000)
Shares outstanding, end of period	9,050,002	7,350,002
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$27.32	$26.92	$24.49	$32.00	$34.36
Income from investment operations:
Net investment income (loss)	1.72 (a)	1.64 (a)	1.55 (a)	1.74	1.84
Net realized and unrealized gain (loss)	1.89	0.33 (b)	2.38	(7.55)	(2.25)
Total from investment operations	3.61	1.97	3.93	(5.81)	(0.41)
Distributions paid to shareholders from:
Net investment income	(1.67)	(1.36)	(0.91)	—	(1.48)
Return of capital	—	(0.21)	(0.59)	(1.70)	(0.47)
Total distributions	(1.67)	(1.57)	(1.50)	(1.70)	(1.95)
Net asset value, end of period	$29.26	$27.32	$26.92	$24.49	$32.00
Total return (c)	13.72%	7.33%	16.09%	(18.71)%	(1.53)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$264,787	$200,772	$126,517	$116,331	$259,230
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	6.17%	5.87%	5.65%	4.75%	4.55%
Portfolio turnover rate (e)	46%	48%	76%	43%	42%

(a)	Based on average shares outstanding.
(b)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FEMB” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek maximum total return and current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. There can be no assurance the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2025
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security, or economic data relating to the country of issue;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the economic, political and social prospects/developments of the country of issue and the assessment of the country’s government leaders/officials (for sovereign debt only);
14)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
15)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2025
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation/(depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Fund’s Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2025
in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$11,091,003	$8,062,892
Capital gains	—	—
Return of capital	—	1,219,236
As of October 31, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$745,151
Accumulated capital and other gain (loss)	(42,672,005)
Net unrealized appreciation (depreciation)	(2,998,578)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, for federal income tax purposes, the Fund had $42,672,005 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2025
Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(1,895,681)	$1,896,710	$(1,029)
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$251,955,350	$12,019,475	$(15,007,345)	$(2,987,870)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
H. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
The Trust, on behalf of the Fund, and First Trust have retained First Trust Global Portfolios Limited (“FTGP” or the “Sub-Advisor”), an affiliate of First Trust, to serve as investment sub-advisor. In this capacity, FTGP is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. FTGP receives a sub-advisory fee equal to 40% of any remaining

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2025
monthly unitary fee paid to the Advisor after the Fund’s average expenses accrued during the most recent twelve months are subtracted from the unitary fee for that month.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2025, the cost of purchases and proceeds from sales of investments, excluding short-term investments, derivatives, and in-kind transactions, were $140,608,884 and $81,188,990, respectively.
For the fiscal year ended October 31, 2025, the Fund had no in-kind transactions.
5. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund IV, First Trust Series Fund and First Trust Variable Insurance Trust, has a credit agreement with BNY (the “Credit Agreement”) as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the Credit Agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. For any day on and after February 26, 2025, BNY charges on behalf of the lenders a commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. For any day before February 26, 2025, BNY charged a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not draw on the credit line during the fiscal year ended October 31, 2025.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2025, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$527,044	Unrealized depreciation on forward foreign currency contracts	$159,869

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2025
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2025, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$2,227,912
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	381,217
The average notional value of forward foreign currency contracts during the fiscal year ended October 31, 2025, which is indicative of the volume of this derivative type, was $61,315,643.
7. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At October 31, 2025, derivative assets and liabilities (by type) on a gross basis are as follows:

	Gross Amount of Recognized Assets	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Forward Foreign Currency Contracts*	$527,044	$—	$527,044	$(159,869)	$—	$367,175

	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Forward Foreign Currency Contracts*	$(159,869)	$—	$(159,869)	$159,869	$—	$—

*	The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
8. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2025
“basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
9. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2027.
10. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
11. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 23, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund III (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	448,229,817 1,692,488
Thomas J. Driscoll** Votes For Votes Withheld	448,104,659 1,817,646
Richard E. Erickson* Votes For Votes Withheld	447,812,453 2,109,852
Thomas R. Kadlec* Votes For Votes Withheld	446,751,895 3,170,410
Denise M. Keefe*** Votes For Votes Withheld	448,425,408 1,496,897
Robert F. Keith* Votes For Votes Withheld	447,967,349 1,954,956
Niel B. Nielson* Votes For Votes Withheld	447,968,834 1,953,471
Bronwyn Wright*** Votes For Votes Withheld	200,751,188 249,171,117

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and First Trust Global Portfolios Ltd. (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the

Other Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2025 (Unaudited)
continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor (also an affiliate of the Advisor); and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.

Other Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2025 (Unaudited)
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-, five-, and ten-year periods ended December 31, 2024, and outperformed the Performance Universe median and the benchmark index for the three-year period ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. In addition, the Board considered information on the affiliations between the Advisor and the Sub-Advisor and noted the services provided by the Sub-Advisor to certain First Trust products in Europe. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that expenses incurred in providing services to the Fund are of a fixed nature and are expected to remain the same over the next 12 months, and that no economies of scale have been identified from the provision of services to the Fund. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee and that the sub-advisory fee will be

Other Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2025 (Unaudited)
reduced consistent with the breakpoints in the unitary fee rate schedule. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor does not have any soft dollar arrangements, and that the only identifiable indirect benefit the Sub-Advisor receives from managing the Fund is the potential reputational gains from being a Sub-Advisor to the Fund. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $72,288. This figure is comprised of $2,914 paid (or to be paid) in fixed compensation and $69,374 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $37,894 paid (or to be paid) to senior management of First Trust Advisors L.P. and $34,394 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2025

First Trust Exchange-Traded Fund III

First Trust RiverFront Dynamic Developed International ETF (RFDI)
First Trust RiverFront Dynamic Europe ETF (RFEU)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

First Trust Exchange-Traded Fund III
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments
October 31, 2025

Shares	Description	Value
COMMON STOCKS (a) (b) — 99.1%
	Australia — 8.4%
182,094	APA Group (AUD)	$1,093,744
40,674	BHP Group Ltd. (AUD)	1,156,335
47,508	Coles Group Ltd. (AUD)	685,413
49,450	Fortescue Ltd. (AUD)	688,841
111,774	Harvey Norman Holdings Ltd. (AUD)	528,757
12,780	JB Hi-Fi Ltd. (AUD)	875,664
145,444	Medibank Pvt., Ltd. (AUD)	464,401
163,767	Metcash Ltd. (AUD)	408,252
8,635	Rio Tinto Ltd. (AUD)	750,700
161,350	Stockland (AUD)	666,155
87,203	Super Retail Group Ltd. (AUD)	912,911
316,542	Ventia Services Group Pty Ltd. (AUD)	1,186,761
295,679	Vicinity Ltd. (AUD)	487,527
21,108	Wesfarmers Ltd. (AUD)	1,160,122
10,941	Woodside Energy Group Ltd. (AUD)	177,536
		11,243,119
	Austria — 0.3%
11,800	Wienerberger AG (EUR)	350,095
	Belgium — 0.2%
29,495	Proximus SADP (EUR)	253,450
	Bermuda — 0.2%
15,540	Orient Overseas International Ltd. (HKD)	268,981
	Canada — 2.5%
24,122	ARC Resources Ltd. (CAD)	444,930
76,501	B2Gold Corp. (CAD)	334,901
32,298	Canadian Natural Resources Ltd. (CAD)	1,033,269
3,319	George Weston Ltd. (CAD)	201,807
18,722	Pembina Pipeline Corp. (CAD)	708,274
15,036	Suncor Energy, Inc. (CAD)	598,738
		3,321,919
	Cayman Islands — 0.6%
124,938	CK Hutchison Holdings Ltd. (HKD)	828,037
	Denmark — 1.2%
237	A.P. Moller - Maersk A/S, Class A (DKK)	488,709
237	A.P. Moller - Maersk A/S, Class B (DKK)	488,526
13,604	Novo Nordisk A/S, Class B (DKK)	663,407
		1,640,642
	Finland — 2.1%
5,572	Elisa Oyj (EUR)	245,598
Shares	Description	Value

	Finland (Continued)
103,422	Nordea Bank Abp (EUR)	$1,766,078
10,827	Orion Oyj, Class B (EUR)	755,645
		2,767,321
	France — 8.0%
27,592	AXA S.A. (EUR)	1,196,776
22,751	BNP Paribas S.A. (EUR)	1,758,569
1,689	Christian Dior SE (EUR)	1,104,819
54,346	Credit Agricole S.A. (EUR)	979,715
11,235	FDJ UNITED (EUR)	327,375
441	Hermes International S.C.A. (EUR)	1,092,372
1,258	LVMH Moet Hennessy Louis Vuitton SE (EUR)	887,561
2,445	Sanofi S.A. (EUR)	246,876
30,677	TotalEnergies SE (EUR)	1,907,655
8,649	Vinci S.A. (EUR)	1,155,433
		10,657,151
	Germany — 6.7%
5,292	Allianz SE (EUR)	2,123,949
13,784	Bayer AG (EUR)	428,183
7,545	Bayerische Motoren Werke AG (EUR)	701,998
55,702	Deutsche Bank AG (EUR)	1,985,849
19,019	DHL Group (EUR)	872,501
21,510	Fresenius SE & Co. KGaA (EUR)	1,240,165
1,504	Hapag-Lloyd AG (EUR) (c) (d)	216,004
13,639	Mercedes-Benz Group AG (EUR)	883,673
1,583	SAP SE (EUR)	409,540
		8,861,862
	Greece — 1.2%
25,196	Eurobank Ergasias Services and Holdings S.A. (EUR)	94,706
53,717	Hellenic Telecommunications Organization S.A. (EUR)	1,009,860
22,648	OPAP S.A. (EUR)	468,587
		1,573,153
	Israel — 0.8%
9,352	First International Bank Of Israel (The) Ltd. (ILS)	674,468
67,342	ICL Group Ltd. (ILS)	442,064
		1,116,532
	Italy — 5.7%
21,055	ACEA S.p.A (EUR)	510,133
17,155	Azimut Holding S.p.A. (EUR)	670,326
43,143	Banca Mediolanum S.p.A. (EUR)	865,774
83,839	Banca Popolare di Sondrio S.p.A. (EUR)	1,402,197
50,156	Eni S.p.A. (EUR)	921,755
See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Italy (Continued)
76,111	Pirelli & C S.p.A. (EUR) (c) (d)	$533,041
46,921	Poste Italiane S.p.A. (EUR) (c) (d)	1,129,799
68,827	Unipol Assicurazioni S.p.A. (EUR)	1,504,552
		7,537,577
	Japan — 21.2%
26,900	Advantest Corp. (JPY)	4,038,229
23,900	Bandai Namco Holdings, Inc. (JPY)	744,714
22,900	Chugai Pharmaceutical Co., Ltd. (JPY)	1,047,447
3,500	Disco Corp. (JPY)	1,172,117
3,400	Fast Retailing Co., Ltd. (JPY)	1,250,042
87,700	Honda Motor Co., Ltd. (JPY)	887,756
6,900	Hoya Corp. (JPY)	1,123,136
23,900	ITOCHU Corp. (JPY)	1,385,055
599	Japan Metropolitan Fund Invest (JPY)	462,922
34,100	Japan Tobacco, Inc. (JPY)	1,187,116
47,800	KDDI Corp. (JPY)	763,479
13,500	Mitsui OSK Lines Ltd. (JPY)	401,470
48,300	Mizuho Financial Group, Inc. (JPY)	1,613,761
57,700	MS&AD Insurance Group Holdings, Inc. (JPY)	1,192,864
13,550	Nintendo Co., Ltd. (JPY)	1,146,971
23,600	Nippon Yusen KK (JPY)	816,375
13,500	Niterra Co., Ltd. (JPY)	555,558
578,000	NTT, Inc. (JPY)	594,090
17,000	Obic Co., Ltd. (JPY)	528,058
3,400	Oracle Corp. Japan (JPY)	313,945
40,500	ORIX Corp. (JPY)	988,125
26,400	Recruit Holdings Co., Ltd. (JPY)	1,320,428
6,900	SCREEN Holdings Co., Ltd. (JPY)	657,495
17,000	Sega Sammy Holdings, Inc. (JPY)	314,937
27,400	Sekisui House Ltd. (JPY)	588,680
31,700	Shionogi & Co., Ltd. (JPY)	530,699
344,000	SoftBank Corp. (JPY)	488,176
24,100	Takeda Pharmaceutical Co., Ltd. (JPY)	649,454
20,600	Tokyo Gas Co., Ltd. (JPY)	722,089
34,300	USS Co., Ltd. (JPY)	378,811
41,200	ZOZO, Inc. (JPY)	356,500
		28,220,499
	Jersey — 0.3%
142,269	Man Group PLC (GBP)	392,861
Shares	Description	Value

	Luxembourg — 0.2%
105,725	B&M European Value Retail S.A. (GBP)	$249,517
	Netherlands — 3.3%
2,069	ASML Holding N.V. (EUR)	2,189,505
1,741	Ferrari N.V. (EUR)	695,340
153,907	Koninklijke KPN N.V. (EUR)	712,794
80,693	Stellantis N.V. (EUR)	816,445
		4,414,084
	New Zealand — 0.1%
135,871	Spark New Zealand Ltd. (NZD)	190,493
	Norway — 0.5%
26,430	Equinor ASA (NOK)	631,445
	Portugal — 0.2%
76,360	Navigator (The) Co., S.A. (EUR)	264,400
	Singapore — 1.3%
47,285	Hafnia Ltd. (NOK)	295,588
172,700	Keppel DC REIT (SGD)	317,112
224,800	Singapore Airlines Ltd. (SGD)	1,145,071
		1,757,771
	Spain — 2.8%
106,940	Banco Bilbao Vizcaya Argentaria S.A. (EUR)	2,149,105
30,427	Endesa S.A. (EUR)	1,090,374
14,214	Logista Integral S.A. (EUR)	473,816
		3,713,295
	Switzerland — 8.3%
27,391	ABB Ltd. (CHF)	2,030,627
28,105	EFG International AG (CHF)	584,626
2,248	Kuehne + Nagel International AG (CHF)	430,186
11,945	Nestle S.A. (CHF)	1,141,139
20,607	Novartis AG (CHF)	2,541,978
1,203	Roche Holding AG (CHF)	387,023
1,695	Roche Holding AG (CHF)	572,477
4,126	Sandoz Group AG (CHF)	274,298
7,145	SGS S.A. (CHF)	804,573
58,380	UBS Group AG (CHF)	2,229,285
		10,996,212
	United Kingdom — 23.0%
30,169	3i Group PLC (GBP)	1,743,850
4,849	AstraZeneca PLC (GBP)	794,354
428,011	Barclays PLC (GBP)	2,288,468
73,798	Barratt Redrow PLC (GBP)	364,816
19,649	Big Yellow Group PLC (GBP)	287,039
31,742	BP PLC, ADR	1,115,096
302,497	BP PLC (GBP)	1,757,654
27,433	British American Tobacco PLC (GBP)	1,406,950
146,964	BT Group PLC (GBP)	358,621
557,521	Centrica PLC (GBP)	1,313,219
See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	United Kingdom (Continued)
74,354	Evraz PLC (GBP) (e) (f) (g) (h)	$0
2,179	GSK PLC (GBP)	50,968
252,533	HSBC Holdings PLC (GBP)	3,527,852
44,637	IG Group Holdings PLC (GBP)	653,244
31,569	Imperial Brands PLC (GBP)	1,254,532
25,456	Inchcape PLC (GBP)	255,493
48,196	Investec PLC (GBP)	362,795
97,430	J Sainsbury PLC (GBP)	437,226
24,862	Mondi PLC (GBP)	277,685
63,370	National Grid PLC (GBP)	949,039
228,788	NatWest Group PLC (GBP)	1,755,261
134,451	OSB Group PLC (GBP)	952,025
25,418	Reckitt Benckiser Group PLC (GBP)	1,942,054
17,383	Rio Tinto PLC (GBP)	1,252,784
85,545	Safestore Holdings PLC (GBP)	803,519
73,420	Shell PLC (GBP)	2,746,462
285,218	Taylor Wimpey PLC (GBP)	394,174
26,329	Unilever PLC (GBP)	1,587,259
		30,632,439
	Total Common Stocks	131,882,855
	(Cost $98,560,605)
MONEY MARKET FUNDS — 0.3%
459,899	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (i)	459,899
	(Cost $459,899)

	Total Investments — 99.4%	132,342,754
	(Cost $99,020,504)
	Net Other Assets and Liabilities — 0.6%	796,128
	Net Assets — 100.0%	$133,138,882

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(f)	Non-income producing security.
(g)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At October 31, 2025, securities
noted as such are valued at $0 or 0.0% of net assets.

(h)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(i)	Rate shown reflects yield as of October 31, 2025.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
ILS	– Israeli Shekel
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SGD	– Singapore Dollar
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
EUR	30.5%
GBP	22.8
JPY	21.3
AUD	8.5
CHF	8.3
CAD	2.5
DKK	1.2
USD	1.2
SGD	1.1
ILS	0.9
HKD	0.8
NOK	0.7
NZD	0.2
Total	100.0%
See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
United Kingdom	$30,632,439	$30,632,439	$—	$— **
Other Country Categories*	101,250,416	101,250,416	—	—
Money Market Funds	459,899	459,899	—	—
Total Investments	$132,342,754	$132,342,754	$—	$— **

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments
October 31, 2025

Shares	Description	Value
COMMON STOCKS (a) (b) — 100.1%
	Austria — 1.1%
2,161	Raiffeisen Bank International AG (EUR)	$80,555
	Bermuda — 2.1%
2,797	Hiscox Ltd. (GBP)	50,523
3,007	Stolt-Nielsen Ltd. (NOK)	100,934
		151,457
	Denmark — 1.9%
24	A.P. Moller - Maersk A/S, Class A (DKK)	49,489
24	A.P. Moller - Maersk A/S, Class B (DKK)	49,471
730	Novo Nordisk A/S, Class B (DKK)	35,599
		134,559
	Finland — 4.4%
35,922	Nokia Oyj (EUR)	242,801
827	Orion Oyj, Class B (EUR)	57,718
1,027	TietoEVRY Oyj (EUR)	22,030
		322,549
	France — 11.6%
548	Amundi S.A. (EUR) (c) (d)	40,615
3,147	Bouygues S.A. (EUR)	141,939
2,454	Carrefour S.A. (EUR)	36,913
49	Christian Dior SE (EUR)	32,052
220	Cie de Saint-Gobain S.A. (EUR)	21,316
860	FDJ UNITED (EUR)	25,059
220	LVMH Moet Hennessy Louis Vuitton SE (EUR)	155,218
1,452	Rexel S.A. (EUR)	50,209
259	Sanofi S.A. (EUR)	26,152
1,429	Sodexo S.A. (EUR)	79,128
2,263	TotalEnergies SE (EUR)	140,725
691	Vinci S.A. (EUR)	92,312
		841,638
	Germany — 7.9%
439	Allianz SE (EUR)	176,193
529	Brenntag SE (EUR)	29,359
1,594	DHL Group (EUR)	73,125
1,690	Fresenius SE & Co. KGaA (EUR)	97,438
2,208	Mercedes-Benz Group AG (EUR)	143,057
442	Nemetschek SE (EUR)	50,947
		570,119
	Greece — 2.7%
4,936	Hellenic Telecommunications Organization S.A. (EUR)	92,795
Shares	Description	Value

	Greece (Continued)
4,222	National Bank of Greece S.A. (EUR)	$62,023
1,980	OPAP S.A. (EUR)	40,966
		195,784
	Israel — 0.7%
704	First International Bank Of Israel (The) Ltd. (ILS)	50,773
	Italy — 6.8%
20,835	A2A S.p.A. (EUR)	60,663
1,500	Azimut Holding S.p.A. (EUR)	58,612
10,190	BPER Banca S.p.A. (EUR)	121,624
11,411	Enel S.p.A. (EUR)	115,376
4,764	Eni S.p.A. (EUR)	87,552
10,178	Hera S.p.A. (EUR)	45,636
		489,463
	Jersey — 1.6%
1,832	Experian PLC (GBP)	85,365
10,906	Man Group PLC (GBP)	30,116
		115,481
	Luxembourg — 2.1%
7,037	B&M European Value Retail S.A. (GBP)	16,608
6,943	Tenaris S.A. (EUR)	138,328
		154,936
	Netherlands — 7.4%
334	ASML Holding N.V. (EUR)	353,453
81	Ferrari N.V. (EUR)	32,351
8,975	Stellantis N.V. (EUR)	90,808
502	Wolters Kluwer N.V. (EUR)	61,479
		538,091
	Norway — 0.7%
2,157	Equinor ASA (NOK)	51,533
	Portugal — 0.9%
2,558	Galp Energia SGPS S.A. (EUR)	51,289
5,100	Navigator (The) Co., S.A. (EUR)	17,659
		68,948
	Singapore — 1.3%
15,125	Hafnia Ltd. (NOK)	94,550
	Spain — 5.4%
2,899	Acerinox S.A. (EUR)	37,358
1,510	Amadeus IT Group S.A. (EUR)	115,430
9,581	Banco Bilbao Vizcaya Argentaria S.A. (EUR)	192,543
1,275	Logista Integral S.A. (EUR)	42,501
		387,832
	Sweden — 2.2%
444	Evolution AB (SEK) (c) (d)	29,686
See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Sweden (Continued)
1,001	Investor AB, Class A (SEK)	$33,022
9,910	Telefonaktiebolaget LM Ericsson, Class B (SEK)	99,932
		162,640
	Switzerland — 11.8%
166	Kuehne + Nagel International AG (CHF)	31,766
2,156	Nestle S.A. (CHF)	205,969
1,748	Novartis AG (CHF)	215,625
47	Partners Group Holding AG (CHF)	57,375
564	Roche Holding AG (CHF)	181,447
145	Roche Holding AG (CHF)	48,973
428	SGS S.A. (CHF)	48,196
86	Swisscom AG (CHF)	62,997
		852,348
	United Kingdom — 27.5%
2,794	3i Group PLC (GBP)	161,501
504	AstraZeneca PLC (GBP)	82,564
4,923	Auto Trader Group PLC (GBP) (c) (d)	50,471
10,080	Beazley PLC (GBP)	123,218
5,626	BP PLC (GBP)	32,690
2,682	British American Tobacco PLC (GBP)	137,551
32,665	BT Group PLC (GBP)	79,709
490	Diageo PLC (GBP)	11,265
14,693	Drax Group PLC (GBP)	139,265
2,092	Dunelm Group PLC (GBP)	30,725
44,089	Evraz PLC (GBP) (e) (f) (g) (h)	0
5,636	GSK PLC (GBP)	131,828
7,416	HSBC Holdings PLC (GBP)	103,600
1,702	ICG PLC (GBP)	43,175
10,849	Inchcape PLC (GBP)	108,888
683	Intertek Group PLC (GBP)	45,446
5,496	National Grid PLC (GBP)	82,309
335	Next PLC (GBP)	62,933
6,207	OSB Group PLC (GBP)	43,951
2,558	RELX PLC (GBP)	112,810
4,028	Shell PLC (GBP)	150,678
17,570	Tesco PLC (GBP)	106,037
2,507	Unilever PLC (GBP)	151,136
		1,991,750
	Total Common Stocks	7,255,006
	(Cost $6,284,978)
Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
57,388	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (i)	$57,388
	(Cost $57,388)

	Total Investments — 100.9%	7,312,394
	(Cost $6,342,366)
	Net Other Assets and Liabilities — (0.9)%	(66,980)
	Net Assets — 100.0%	$7,245,414

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(f)	Non-income producing security.
(g)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At October 31, 2025, securities
noted as such are valued at $0 or 0.0% of net assets.

(h)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(i)	Rate shown reflects yield as of October 31, 2025.

Abbreviations throughout the Portfolio of Investments:
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
ILS	– Israeli Shekel
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– United States Dollar

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2025
Currency Exposure Diversification	% of Total Investments
EUR	49.7%
GBP	29.7
CHF	11.7
NOK	3.4
SEK	2.2
DKK	1.8
USD	0.8
ILS	0.7
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
United Kingdom	$1,991,750	$1,991,750	$—	$— **
Other Country Categories*	5,263,256	5,263,256	—	—
Money Market Funds	57,388	57,388	—	—
Total Investments	$7,312,394	$7,312,394	$—	$— **

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments
October 31, 2025

Shares	Description	Value
COMMON STOCKS (a) (b) — 93.6%
	Bermuda — 1.0%
275,238	COSCO SHIPPING Ports Ltd. (HKD)	$202,961
18,347	Orient Overseas International Ltd. (HKD)	317,567
		520,528
	Brazil — 3.8%
72,091	Banco do Brasil S.A. (BRL)	293,459
53,613	BB Seguridade Participacoes S.A. (BRL)	327,361
49,595	Fleury S.A. (BRL)	134,129
66,341	Petroleo Brasileiro S.A. - Petrobras (BRL)	388,555
33,299	Suzano S.A. (BRL)	302,603
40,280	Vale S.A. (BRL)	488,605
		1,934,712
	Cayman Islands — 12.3%
77,724	Alibaba Group Holding Ltd. (HKD)	1,651,393
26,143	ANTA Sports Products Ltd. (HKD)	272,514
119,198	China Medical System Holdings Ltd. (HKD)	206,012
294,095	Fufeng Group Ltd. (HKD)	304,293
382,920	Haidilao International Holding Ltd. (HKD) (c) (d)	630,763
13,141	Meituan, Class B (HKD) (c) (d) (e)	172,495
33,944	Tencent Holdings Ltd. (HKD)	2,747,653
176,557	Topsports International Holdings Ltd. (HKD) (c) (d)	69,982
105,546	Wisdom Marine Lines Co., Ltd. (TWD)	216,991
		6,272,096
	Chile — 1.4%
3,058,169	Banco de Chile (CLP)	536,684
2,481,081	Enel Chile S.A. (CLP)	189,526
		726,210
	China — 2.2%
1,435,270	Industrial & Commercial Bank of China Ltd., Class H (HKD)	1,111,932
	Greece — 1.6%
105,303	Eurobank Ergasias Services and Holdings S.A. (EUR)	395,810
6,837	Motor Oil Hellas Corinth Refineries S.A. (EUR)	205,054
10,152	OPAP S.A. (EUR)	210,045
		810,909
	Hong Kong — 1.7%
131,481	China Merchants Port Holdings Co., Ltd. (HKD)	254,483
Shares	Description	Value

	Hong Kong (Continued)
221,347	China Resources Pharmaceutical Group Ltd. (HKD) (c) (d)	$141,857
317,121	Lenovo Group Ltd. (HKD)	463,609
		859,949
	India — 20.0%
49,976	Bajaj Finance Ltd. (INR)	587,070
130,356	Bank of Baroda (INR)	408,816
148,721	Bharat Petroleum Corp., Ltd. (INR)	597,757
6,009	Britannia Industries Ltd. (INR)	395,078
63,303	CG Power & Industrial Solutions Ltd. (INR)	525,307
10,656	Eicher Motors Ltd. (INR)	841,112
26,976	HCL Technologies Ltd. (INR)	468,434
15,894	Hindustan Unilever Ltd. (INR)	441,434
55,626	ICICI Bank Ltd. (INR)	842,994
21,557	Indian Railway Catering & Tourism Corp., Ltd. (INR)	174,527
2,281	Infosys Ltd. (INR)	38,088
11,921	InterGlobe Aviation Ltd. (INR) (c) (d)	755,376
7,205	ITC Hotels Ltd. (INR) (e)	17,603
72,575	ITC Ltd. (INR)	343,658
30,396	LIC Housing Finance Ltd. (INR)	195,498
2,218	LTIMindtree Ltd. (INR) (c) (d)	142,030
59,383	REC Ltd. (INR)	250,754
15,180	Reliance Industries Ltd. (INR)	254,176
72,650	Shriram Finance Ltd. (INR)	612,897
52,972	State Bank of India (INR)	559,131
27,159	Sun Pharmaceutical Industries Ltd. (INR)	517,259
12,469	Tata Consultancy Services Ltd. (INR)	429,533
10,255	Titan Co., Ltd. (INR)	432,825
54,573	Vedanta Ltd. (INR)	303,415
		10,134,772
	Indonesia — 0.5%
1,064,914	Alamtri Resources Indonesia Tbk PT (IDR)	120,707
339,108	Indofood Sukses Makmur Tbk PT (IDR)	150,896
		271,603
	Israel — 1.9%
34,114	Bank Hapoalim BM (ILS)	694,121
40,128	ICL Group Ltd. (ILS)	263,419
		957,540
	Malaysia — 1.6%
124,400	Alliance Bank Malaysia Bhd (MYR)	130,697
186,100	IOI Corp. Bhd (MYR)	178,635
62,700	MISC Bhd (MYR)	116,627
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Malaysia (Continued)
470,100	Sunway Real Estate Investment Trust (MYR)	$235,723
128,900	TIME dotCom Bhd (MYR)	146,813
		808,495
	Mexico — 0.6%
45,063	Alsea S.A.B. de C.V. (MXN)	124,455
59,439	Banco del Bajio S.A. (MXN) (c) (d)	152,193
		276,648
	Netherlands — 1.0%
38,144	JBS N.V., BDR (BRL) (e)	506,866
	Philippines — 1.7%
96,110	International Container Terminal Services, Inc. (PHP)	865,562
	Poland — 2.5%
8,221	Asseco Poland S.A. (PLN)	478,167
7,154	Bank Handlowy w Warszawie S.A. (PLN)	201,466
21,043	ORLEN S.A. (PLN)	570,150
		1,249,783
	Russia — 0.0%
59,735	Rosneft Oil Co. PJSC (RUB) (e) (f) (g) (h)	0
23,602	Severstal PAO (RUB) (e) (f) (g) (h)	0
		0
	Saudi Arabia — 0.6%
8,887	SABIC Agri-Nutrients Co. (SAR)	290,522
	Singapore — 1.8%
66,300	Sembcorp Industries Ltd. (SGD)	332,621
113,200	Singapore Airlines Ltd. (SGD)	576,610
		909,231
	South Africa — 1.1%
2,303	Absa Group Ltd. (ZAR)	25,748
26,340	Exxaro Resources Ltd. (ZAR)	268,679
13,343	Kumba Iron Ore Ltd. (ZAR)	265,706
		560,133
	South Korea — 5.6%
2,571	Hyundai Motor Co. (KRW)	523,313
8,757	Kia Corp. (KRW)	736,946
4,562	KT Corp. (KRW)	157,377
8,563	Meritz Financial Group, Inc. (KRW)	664,125
332	Samsung Biologics Co., Ltd. (KRW) (c) (d) (e) (g)	284,521
3,567	Samsung SDS Co., Ltd. (KRW)	458,158
		2,824,440
Shares	Description	Value

	Taiwan — 23.6%
10,176	Bora Pharmaceuticals Co., Ltd. (TWD)	$205,566
47,537	Chicony Electronics Co., Ltd. (TWD)	201,028
90,155	Evergreen Marine Corp. Taiwan Ltd. (TWD)	567,483
8,235	Global Unichip Corp. (TWD)	409,861
17,992	International Games System Co., Ltd. (TWD)	421,399
8,147	Jentech Precision Industrial Co., Ltd. (TWD)	564,494
24,581	MediaTek, Inc. (TWD)	1,047,497
21,941	Nan Ya Printed Circuit Board Corp. (TWD)	207,341
27,714	Realtek Semiconductor Corp. (TWD)	464,289
29,948	Sino-American Silicon Products, Inc. (TWD)	121,776
138,068	Taiwan Semiconductor Manufacturing Co., Ltd. (TWD)	6,736,996
28,887	Tripod Technology Corp. (TWD)	320,904
78,999	Unimicron Technology Corp. (TWD)	420,167
2,216	Wiwynn Corp. (TWD)	314,656
		12,003,457
	Thailand — 3.6%
161,700	Kasikornbank PCL, NVDR (THB)	932,644
158,700	Kasikornbank PCL (THB)	915,341
		1,847,985
	Turkey — 3.5%
324,953	Akbank T.A.S. (TRY)	469,804
111,582	Aksa Enerji Uretim A/S (TRY) (e)	137,972
38,441	Torunlar Gayrimenkul Yatirim Ortakligi A/S (TRY)	70,202
124,741	Turkiye Petrol Rafinerileri A/S (TRY)	586,123
664,219	Yapi ve Kredi Bankasi A/S (TRY) (e)	530,693
		1,794,794
	Total Common Stocks	47,538,167
	(Cost $36,840,371)
EXCHANGE-TRADED FUNDS (a) — 6.4%
	United States — 6.4%
1,529	iShares Core MSCI Emerging Markets ETF	104,385
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
EXCHANGE-TRADED FUNDS (a) (Continued)
	United States (Continued)
36,559	iShares MSCI China ETF	$2,324,056
8,037	SPDR S&P China ETF	818,970
	Total Exchange-Traded Funds	3,247,411
	(Cost $2,945,857)
MONEY MARKET FUNDS — 0.6%
314,872	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (i)	314,872
	(Cost $314,872)

	Total Investments — 100.6%	51,100,450
	(Cost $40,101,100)
	Net Other Assets and Liabilities — (0.6)%	(279,837)
	Net Assets — 100.0%	$50,820,613
Forward Foreign Currency Contracts at October 31, 2025 (See Note 2C - Forward Foreign Currency Contracts in the Notes to Financial Statements):

Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2025	Sale Value as of 10/31/2025	Unrealized Appreciation (Depreciation)
12/12/2025	SG	USD	3,527,206	TWD	108,000,000	$3,527,206	$3,523,589	$3,617

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Non-income producing security.
(f)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(g)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At October 31, 2025, securities
noted as such are valued at $284,521 or 0.6% of net assets.

(h)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(i)	Rate shown reflects yield as of October 31, 2025.

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2025
Abbreviations throughout the Portfolio of Investments:
BDR	– Brazilian Depositary Receipt
BRL	– Brazilian Real
CLP	– Chilean Peso
EUR	– Euro
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
ILS	– Israeli Shekel
INR	– Indian Rupee
KRW	– South Korean Won
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NVDR	– Non-Voting Depositary Receipt
PHP	– Philippine Peso
PLN	– Polish Zloty
RUB	– Russian Ruble
SAR	– Saudi Riyal
SG	– Societe Generale
SGD	– Singapore Dollar
THB	– Thai Baht
TRY	– Turkish Lira
TWD	– New Taiwan Dollar
USD	– United States Dollar
ZAR	– South African Rand

Currency Exposure Diversification	% of Total Investments‡
INR	19.8%
TWD	17.0
HKD	16.7
USD	13.9
KRW	5.5
BRL	4.8
THB	3.6
TRY	3.5
PLN	2.4
ILS	1.9
SGD	1.8
PHP	1.7
EUR	1.6
MYR	1.6
CLP	1.5
ZAR	1.1
SAR	0.6
MXN	0.5
IDR	0.5
RUB	0.0‡‡
Total	100.0%

‡	The weightings include the impact of currency forwards.
‡‡	Investments are valued at $0.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Russia	$— **	$—	$—	$— **
South Korea	2,824,440	2,539,919	284,521	—
Thailand	1,847,985	—	1,847,985	—
Other Country Categories*	42,865,742	42,865,742	—	—
Exchange-Traded Funds*	3,247,411	3,247,411	—	—
Money Market Funds	314,872	314,872	—	—
Total Investments	51,100,450	48,967,944	2,132,506	— **
Forward Foreign Currency Contracts	3,617	—	3,617	—
Total	$51,104,067	$48,967,944	$2,136,123	$— **

*	See Portfolio of Investments for country breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
October 31, 2025

	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
ASSETS:
Investments, at value	$132,342,754	$7,312,394	$51,100,450
Cash	166	—	—
Foreign currency, at value	618	203	14,327
Unrealized appreciation on forward foreign currency contracts	—	—	3,617
Receivables:
Reclaims	581,857	41,373	10,768
Dividends	306,749	6,156	22,296
Capital shares sold	—	—	3,925,535
Total Assets	133,232,144	7,360,126	55,076,993

LIABILITIES:
Payables:
Investment advisory fees	93,243	5,083	37,261
Investment securities purchased	—	—	3,866,226
Tax expense	—	109,628	—
Deferred foreign capital gains tax	—	—	351,826
Other liabilities	19	1	1,067
Total Liabilities	93,262	114,712	4,256,380
NET ASSETS	$133,138,882	$7,245,414	$50,820,613

NET ASSETS consist of:
Paid-in capital	$180,730,899	$27,618,545	$62,381,427
Par value	17,174	1,000	6,500
Accumulated distributable earnings (loss)	(47,609,191)	(20,374,131)	(11,567,314)
NET ASSETS	$133,138,882	$7,245,414	$50,820,613
NET ASSET VALUE, per share	$77.52	$72.45	$78.19
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,717,387	100,002	650,002
Investments, at cost	$99,020,504	$6,342,366	$40,101,100
Foreign currency, at cost (proceeds)	$619	$205	$14,337
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended October 31, 2025

	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
INVESTMENT INCOME:
Dividends	$4,992,834	$290,755	$1,378,947
Foreign withholding tax	(179,001)	(33,867)	(107,058)
Total investment income	4,813,833	256,888	1,271,889

EXPENSES:
Investment advisory fees	968,395	54,839	318,799
Other expenses	9,027	521	2,330
Total expenses	977,422	55,360	321,129
NET INVESTMENT INCOME (LOSS)	3,836,411	201,528	950,760

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	57,636	(3,664)	147,010
In-kind redemptions	5,551,001	—	—
Forward foreign currency contracts	—	—	(16,879)
Foreign currency transactions	(12,022)	(2,065)	(28,040)
Foreign capital gains tax	—	—	(37,818)
Net realized gain (loss)	5,596,615	(5,729)	64,273
Net change in unrealized appreciation (depreciation) on:
Investments	17,806,235	1,032,787	7,016,642
Forward foreign currency contracts	—	—	15,358
Foreign currency translation	41,099	2,993	(188)
Deferred foreign capital gains tax	—	—	(93,878)
Net change in unrealized appreciation (depreciation)	17,847,334	1,035,780	6,937,934
NET REALIZED AND UNREALIZED GAIN (LOSS)	23,443,949	1,030,051	7,002,207
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,280,360	$1,231,579	$7,952,967
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets

	First Trust RiverFront Dynamic Developed International ETF (RFDI)		First Trust RiverFront Dynamic Europe ETF (RFEU)
	Year Ended 10/31/2025	Year Ended 10/31/2024	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$3,836,411	$3,971,138	$201,528	$166,016
Net realized gain (loss)	5,596,615	4,625,807	(5,729)	382,011
Net change in unrealized appreciation (depreciation)	17,847,334	17,503,838	1,035,780	928,660
Net increase (decrease) in net assets resulting from operations	27,280,360	26,100,783	1,231,579	1,476,687

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(4,879,241)	(4,246,165)	(341,017)	(197,623)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	17,280,292	—	—	—
Cost of shares redeemed	(26,630,763)	(12,755,355)	—	(3,307,604)
Net increase (decrease) in net assets resulting from shareholder transactions	(9,350,471)	(12,755,355)	—	(3,307,604)
Total increase (decrease) in net assets	13,050,648	9,099,263	890,562	(2,028,540)

NET ASSETS:
Beginning of period	120,088,234	110,988,971	6,354,852	8,383,392
End of period	$133,138,882	$120,088,234	$7,245,414	$6,354,852

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,867,387	2,067,387	100,002	150,002
Shares sold	250,000	—	—	—
Shares redeemed	(400,000)	(200,000)	—	(50,000)
Shares outstanding, end of period	1,717,387	1,867,387	100,002	100,002
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Year Ended 10/31/2025	Year Ended 10/31/2024

$950,760	$895,023
64,273	1,595,003
6,937,934	5,444,145
7,952,967	7,934,171

(1,071,109)	(889,648)

14,827,082	—
—	(9,424,319)
14,827,082	(9,424,319)
21,708,940	(2,379,796)

29,111,673	31,491,469
$50,820,613	$29,111,673

450,002	600,002
200,000	—
—	(150,000)
650,002	450,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust RiverFront Dynamic Developed International ETF (RFDI)

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$64.31	$53.69	$49.10	$72.52	$54.60
Income from investment operations:
Net investment income (loss)	2.28 (a)	2.02 (a)	1.92 (a)	2.23	1.21
Net realized and unrealized gain (loss)	13.86	10.81	4.54	(22.22)	17.89
Total from investment operations	16.14	12.83	6.46	(19.99)	19.10
Distributions paid to shareholders from:
Net investment income	(2.93)	(2.21)	(1.87)	(3.43)	(1.18)
Net asset value, end of period	$77.52	$64.31	$53.69	$49.10	$72.52
Total return (b)	25.83%	23.93%	13.03%	(28.21)%	35.11%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$133,139	$120,088	$110,989	$121,147	$175,317
Ratio of total expenses to average net assets	0.84% (c)	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	3.29%	3.19%	3.45%	3.61%	1.79%
Portfolio turnover rate (d)	3%	20%	81%	95%	45%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.83%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Europe ETF (RFEU)

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$63.55	$55.89	$53.75	$76.55	$55.76
Income from investment operations:
Net investment income (loss)	2.02 (a)	1.21 (a)	2.83 (a)	2.04	0.98
Net realized and unrealized gain (loss)	10.29	8.05	2.35	(22.71)	21.31
Total from investment operations	12.31	9.26	5.18	(20.67)	22.29
Distributions paid to shareholders from:
Net investment income	(3.41)	(1.60)	(3.04)	(2.13)	(1.50)
Net asset value, end of period	$72.45	$63.55	$55.89	$53.75	$76.55
Total return (b)	20.22%	16.49%	9.47%	(27.33)%	40.20%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$7,245	$6,355	$8,383	$18,813	$22,966
Ratio of total expenses to average net assets	0.84% (c)	2.09% (d)	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	3.05%	1.88%	4.78%	3.15%	1.29%
Portfolio turnover rate (e)	3%	21%	68%	71%	50%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.83%.
(d)	Includes tax expense. If the tax expense was not included, the expense ratio would have been 0.83%.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$64.69	$52.49	$47.68	$67.67	$61.57
Income from investment operations:
Net investment income (loss)	1.95 (a)	1.68 (a)	2.48 (a)	3.48	1.61
Net realized and unrealized gain (loss)	13.71	12.21	5.10	(20.11)	5.85
Total from investment operations	15.66	13.89	7.58	(16.63)	7.46
Distributions paid to shareholders from:
Net investment income	(2.16)	(1.69)	(2.77)	(3.36)	(1.36)
Net asset value, end of period	$78.19	$64.69	$52.49	$47.68	$67.67
Total return (b)	24.73%	26.53%	16.00%	(24.97)%	12.01%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$50,821	$29,112	$31,491	$28,608	$47,372
Ratio of total expenses to average net assets	0.96% (c)	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	2.83%	2.71%	4.63%	5.47%	2.19%
Portfolio turnover rate (d)	4%	27%	90%	75%	32%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.95%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust. The shares of each Fund are listed and traded on Nasdaq, Inc. (“Nasdaq”).

First Trust RiverFront Dynamic Developed International ETF – (ticker “RFDI”)
First Trust RiverFront Dynamic Europe ETF – (ticker “RFEU”)
First Trust RiverFront Dynamic Emerging Markets ETF – (ticker “RFEM”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively-managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, RFDI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stocks, depositary receipts, common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated.
Under normal market conditions, RFEU seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated.
Under normal market conditions, RFEM seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2025, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Forward Foreign Currency Contracts
Each Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. Each Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and a Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statements of Assets and Liabilities. The change in unrealized appreciation/(depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, a Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Fund’s Portfolio of Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2025 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Developed International ETF	$4,879,241	$—	$—
First Trust RiverFront Dynamic Europe ETF	341,017	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	1,071,109	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2024 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Developed International ETF	$4,246,165	$—	$—
First Trust RiverFront Dynamic Europe ETF	197,623	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	889,648	—	—
As of October 31, 2025, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Developed International ETF	$1,319,295	$(80,153,287)	$31,224,801
First Trust RiverFront Dynamic Europe ETF	66,834	(21,273,450)	832,485
First Trust RiverFront Dynamic Emerging Markets ETF	235,751	(22,005,983)	10,202,918
F. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
Capital Gains. India’s Finance Act, 2024 (“Finance Act, 2024”) was enacted into law on July 23, 2024, and amongst the other provisions, it increased long-term and short-term capital gain rates on sales of Indian securities, effective that date. As per the amended provisions, the long-term capital gains on the sale of listed shares (sold on a recognized stock exchange and where Securities Transaction Tax (“STT”) is paid) in excess of INR 0.125 million are taxed at the rate of 12.5% (plus applicable surcharge and cess), increased from 10% (plus applicable surcharge and cess), subject to satisfaction of certain conditions. As a grandfathering measure, the cost of acquisition for the purpose of calculation of long-term capital asset acquired before February 1, 2018 shall be deemed to be the higher of the following: (a) the actual cost of acquisition of such asset; and (b) lower of (i) the fair market value of such asset as on January 31, 2018 and (ii) full value of consideration as received on its transfer/disposal of the equity shares. The highest effective tax rate on long-term capital gains earned by a Fund could be 14.95% in the case of a non-corporate entity and 13.65% in the case of a corporate entity.
In the case of the sale of listed shares (sold on a recognized stock exchange and where STT is paid) held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 20% (plus applicable surcharge and cess), increased from 15% (plus applicable surcharge and cess), provided the shares are sold on the stock exchange and subjected to STT. The highest effective tax rate on short-term capital gains earned by a Fund could be 23.92% in the case of a non-corporate entity and 21.84% in the case of a corporate entity.
Short-term capital loss can be set-off against both short-term capital gains and long-term capital gains. However, long-term capital loss can be set-off only against long-term capital gains. The unabsorbed (remaining loss after setting off loss during the year against income of the year) short-term and long-term capital loss can be carried forward for immediately succeeding 8 (eight) assessment years.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
Buy back. Finance Act, 2024 has amended the provisions for taxation of buyback of shares and provided that the gains arising on buyback of shares will be considered as deemed dividend in the hands of the shareholder and taxed accordingly. (Prior to enactment of Finance Act, 2024, the shareholders were exempt from tax on any income arising on buyback and distribution tax at the rate of 20% plus applicable surcharge and cess was payable by the Indian Company on buyback of shares). Further, the cost of acquisition in relation to buyback of shares shall be considered as capital loss in the hands of shareholder and the capital loss can be set off against the capital gain income.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains continue to be taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess).
Dividend income. The dividend income earned by a Fund from Indian Companies shall be chargeable to tax at the rate of 20% (plus applicable surcharge and cess). The highest effective tax rate on dividend income arising to a Fund could be 23.92% in the case of a non-corporate entity and 21.84% in the case of a corporate entity. Note that a Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be offset against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Interest income. Interest Income received from the Indian Investee Company shall be continued to be chargeable to tax at the rate of 20% (plus applicable surcharge and cess).
Other income. Any other income (other than capital gain, dividend, interest) earned by a Fund shall be chargeable to tax at the rate of 35% (earlier taxable at the rate of 40%) (plus applicable surcharge and cess).
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust RiverFront Dynamic Developed International ETF	$80,153,287
First Trust RiverFront Dynamic Europe ETF	21,273,450
First Trust RiverFront Dynamic Emerging Markets ETF	22,005,983
During the taxable year ended October 31, 2025, the following Funds utilized capital loss carryforwards in the following amounts:

Capital Loss Utilized
First Trust RiverFront Dynamic Developed International ETF	$173,053
First Trust RiverFront Dynamic Emerging Markets ETF	163,600

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust RiverFront Dynamic Developed International ETF	$337,672	$(5,470,872)	$5,133,200
First Trust RiverFront Dynamic Europe ETF	4,408	(76)	(4,332)
First Trust RiverFront Dynamic Emerging Markets ETF	(77,442)	80,535	(3,093)
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Developed International ETF	$101,169,287	$35,946,738	$(4,773,271)	$31,173,467
First Trust RiverFront Dynamic Europe ETF	6,482,771	1,662,491	(832,868)	829,623
First Trust RiverFront Dynamic Emerging Markets ETF	40,546,080	12,239,380	(1,681,393)	10,557,987
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
H. Segment Reporting
Each Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust supervises the investment of the Funds’ assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, expenses associated with the execution of portfolio transactions, and extraordinary expenses, which are paid by each respective Fund. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	RFDI	RFEU	RFEM
Fund net assets up to and including $2.5 billion	0.83000%	0.83000%	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.80925%	0.80925%	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.78850%	0.78850%	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.76775%	0.76775%	0.87875%
Fund net assets greater than $10 billion	0.74700%	0.74700%	0.85500%
RiverFront Investment Group, LLC (“RIG” or the “Sub-Advisor”) serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The sub-advisory fee payable to the Sub-Advisor by First Trust out of its annual unitary management fee is reduced at certain breakpoints and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.35000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.34125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.33250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.32375%
Fund net assets greater than $10 billion	0.31500%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2025, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust RiverFront Dynamic Developed International ETF	$4,517,183	$3,400,612
First Trust RiverFront Dynamic Europe ETF	208,536	326,999
First Trust RiverFront Dynamic Emerging Markets ETF	12,049,994	1,274,337

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
For the fiscal year ended October 31, 2025, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust RiverFront Dynamic Developed International ETF	$16,976,385	$26,436,775
First Trust RiverFront Dynamic Europe ETF	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	3,599,528	—
5. Derivative Transactions
The following table presents the types of derivatives held by the following fund at October 31, 2025, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
RFEM
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$3,617	Unrealized depreciation on forward foreign currency contracts	$—
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2025, on RFEM’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	RFEM
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(16,879)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	15,358
For RFEM, the average notional value of forward foreign currency contracts outstanding during the fiscal year ended October 31, 2025, which is indicative of the volume of this derivative type, was $3,210,271.
The Funds do not have the right to offset financial assets and financial liabilities related to forward foreign currency contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025
the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2027.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:
On December 8, 2025, the Board of Trustees approved the liquidation of the First Trust RiverFront Dynamic Europe ETF, with the Fund scheduled to cease accepting creation and redemption orders on January 9, 2026 and liquidate on or about January 16, 2026.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF, and First Trust RiverFront Dynamic Emerging Markets ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of October 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 18, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund III
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund III (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	448,229,817 1,692,488
Thomas J. Driscoll** Votes For Votes Withheld	448,104,659 1,817,646
Richard E. Erickson* Votes For Votes Withheld	447,812,453 2,109,852
Thomas R. Kadlec* Votes For Votes Withheld	446,751,895 3,170,410
Denise M. Keefe*** Votes For Votes Withheld	448,425,408 1,496,897
Robert F. Keith* Votes For Votes Withheld	447,967,349 1,954,956
Niel B. Nielson* Votes For Votes Withheld	447,968,834 1,953,471
Bronwyn Wright*** Votes For Votes Withheld	200,751,188 249,171,117

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement,

Other Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025 (Unaudited)
the “Agreements”) among the Trust, the Advisor and RiverFront Investment Group, LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust RiverFront Dynamic Developed International ETF (RFDI)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
First Trust RiverFront Dynamic Europe ETF (RFEU)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025 prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the

Other Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025 (Unaudited)
quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2024 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that RFDI outperformed its Performance Universe median for the one-, three- and five-year periods ended December 31, 2024, outperformed its benchmark index for the one-year period ended December 31, 2024 and underperformed its benchmark index for the three- and five-year periods ended December 31, 2024. The Board noted that RFEM outperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods ended December 31, 2024. The Board noted that RFEU underperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods ended December 31, 2024. The Board noted the Advisor’s discussion of RFEU’s performance at the June 8–9, 2025 meeting.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board

Other Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2025 (Unaudited)
considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2024 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement to the effect that, although growth of the Funds will provide some economies of scale, the Sub-Advisor believes expenses will remain the same for the next twelve months. The Board also noted the Sub-Advisor’s recent investments in personnel and infrastructure to improve services to the Funds. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements regarding such potential benefits. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended October 31, 2025, none of the income dividends paid by the Funds qualify for the dividends received deduction available to corporations.
For the taxable year ended October 31, 2025, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust RiverFront Dynamic Developed International ETF	88.19%
First Trust RiverFront Dynamic Europe ETF	100.00%
First Trust RiverFront Dynamic Emerging Markets ETF	53.45%
The following Funds meet the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended October 31, 2025, the total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust RiverFront Dynamic Developed International ETF	$4,980,196	$2.90	$177,261	$0.10
First Trust RiverFront Dynamic Europe ETF	287,692	2.88	27,852	0.28
First Trust RiverFront Dynamic Emerging Markets ETF	1,319,536	2.03	140,362	0.22
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.

(b) The Financial Highlights is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 9, 2026
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 9, 2026

* Print the name and title of each signing officer under his or her signature.